Filed under Rule 497(c)
                                                File Nos. 33-61810 and 811-7674


Prospectus

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                     Diversified Investment Advisors, Inc.,
                               investment adviser


MONEY MARKET FUND
Diversified Investors Money Market Fund

BOND FUNDS
Diversified Investors High Quality Bond Fund
Diversified Investors Intermediate Government Bond Fund
Diversified Investors Government/Corporate Bond Fund
Diversified Investors High-Yield Bond Fund

BALANCED FUND
Diversified Investors Balanced Fund

STOCK FUNDS
Diversified Investors Stock Index Fund Diversified Investors Equity Income Fund Diversified Investors Equity Value Fund Diversified Investors Growth & Income Fund Diversified Investors Equity Growth Fund Diversified Investors Special Equity Fund Diversified Investors Aggressive Equity Fund Diversified Investors International Equity Fund

STRATEGIC ALLOCATION FUNDS
Short Horizon Strategic Allocation Fund
Short/Intermediate Horizon Strategic Allocation Fund
Intermediate Horizon Strategic Allocation Fund
Intermediate/Long Horizon Strategic Allocation Fund
Long Horizon Strategic Allocation Fund


The mutual funds described in this prospectus are designed to meet a variety of investment goals. the funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. you may choose to allocate your investment among the stock, bond and money market funds, which each invest in securities through an underlying mutual fund, or you may choose to invest in a strategic allocation fund. the strategic allocation funds invest in combinations of the other funds determined by diversified investment advisors.
             no fund, by itself, is a complete investment program.

                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
          or passed upon the adequacy or accuracy of this prospectus, and any representation to the contrary
                             is a criminal offense.

May 3, 1999

TABLE OF CONTENTS

The Funds at a Glance.........................................................
      Money Market Fund.......................................................
      Bond Funds..............................................................
      Balanced Fund...........................................................
      Stock Funds.............................................................
      Strategic Allocation Funds..............................................

Shareholder Services..........................................................
      How to Reach the Funds..................................................
      How to Purchase Shares..................................................
      How the Price of Your Shares is Calculated..............................
      How to Sell Shares......................................................
      Shareholder Services and Policies.......................................

Dividends and Distributions...................................................

Tax Matters...................................................................

Management....................................................................

More About the Funds..........................................................
      Money Market Fund.......................................................
      Bond Funds..............................................................
      Balanced Fund...........................................................
      Stock Funds.............................................................
      Strategic Allocation Funds..............................................
      Risks...................................................................

General Information...........................................................

Additional Performance Information............................................

Financial Highlights..........................................................

Appendix A -- Strategic Allocation Funds......................................

Appendix B -- Instructions for Purchases and Sales from the Distributor.......

Appendix C -- Composite Performance of Subadvisers............................

THE FUNDS AT A GLANCE

-------------------------------------------------------------------------------
                                                            MONEY MARKET FUND
-------------------------------------------------------------------------------

DIVERSIFIED INVESTORS MONEY MARKET FUND

THIS SUMMARY BRIEFLY DESCRIBES THE MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

MAIN INVESTMENT STRATEGIES

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

MAIN RISKS

The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

    o The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments.

    o The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

    o If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital. Because the Fund emphasizes stability, it may be an appropriate component of a savings plan.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.

o The bar chart shows changes in the Fund's performance from year to year over the last five calendar years.

o The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

TOTAL RETURN
(per calendar year)
1994 1995 1996 1997 1998
[bar chart -- for calendar years 1994
  through 1998]
1994...........3.45%
1995...........5.50%
1996...........4.87%
1997...........4.98%
1998...........4.91%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest           1.78%       June 30, 1995
----------------- ----------- ----------------------
     Lowest           0.56%      March 31, 1994
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
------------------ --------------- -----------------
                                   Since Inception
                      1 Year       January 1, 1994
------------------ --------------- -----------------
 Money Market
     Fund             4.91%            4.74%
------------------ --------------- -----------------
  Salomon Bros.
 3-Month T-Bill
      Index           5.05%            5.10%
------------------ --------------- -----------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE MONEY MARKET FUND.

-------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                                   None
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------------
Redemption Fee                                                         None
-------------------------------------------------------------------------------
Exchange Fee                                                           None
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSEs (expenses that are deducted
from Fund assets) as a % of average net assets (1)
-------------------------------------------------------------------------------
Advisory Fee                                                           .25%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                              .25%
-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------
     Administrative Services Fee                                       .30%
-------------------------------------------------------------------------------
     Miscellaneous Expenses                                            .17%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                   .97%
-------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(2)                             .17%
-------------------------------------------------------------------------------
NET EXPENSES                                                           .80%
-------------------------------------------------------------------------------
  1The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
  2The Adviser has contractually agreed to reimburse certain of the Fund's expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:
  o  you invest $10,000 in the Fund for the time periods indicated; and
  o  you then sell all your shares at the end of those periods.

The example also assumes that:
  o  your investment has a 5% return each year; and
  o the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------- ------------- ------------- -------------
     1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------- ------------- ------------- -------------
      $82           $255          $444          $990
--------------- ------------- ------------- -------------

-------------------------------------------------------------------------------
                                                                  BOND FUNDS
-------------------------------------------------------------------------------

DIVERSIFIED INVESTORS HIGH QUALITY BOND FUND
DIVERSIFIED INVESTORS INTERMEDIATE GOVERNMENT BOND FUND
DIVERSIFIED INVESTORS GOVERNMENT/CORPORATE BOND FUND
DIVERSIFIED INVESTORS HIGH-YIELD BOND FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BOND FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

HIGH QUALITY BOND FUND                  The Fund's goal is to provide a high
                                        risk-adjusted return while focusing on
                                        the preservation of capital.

INTERMEDIATE GOVERNMENT BOND FUND       The Fund's goal is to provide as high a
                                        level of current income as is
                                        consistent with the preservation of
                                        capital.

GOVERNMENT/CORPORATE BOND FUND          The Fund's goal is to achieve maximum
                                        total return.

HIGH-YIELD BOND FUND                    The Fund's goal is to provide a high
                                        level of current income.

MAIN INVESTMENT STRATEGIES

HIGH QUALITY BOND FUND

The High Quality Bond Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund includes the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in a diverse portfolio of high quality bonds and other debt securities with short and intermediate maturities. Under normal circumstances the Fund invests at least 65% of its assets in these securities.

The Fund considers securities rated A- or better by Standard & Poor's or A3 or better by Moody's (and securities that the Fund's advisers believe are of comparable quality) to be high quality.

The dollar-weighted average maturity of the Fund generally does not exceed three years under normal circumstances.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

INTERMEDIATE GOVERNMENT BOND FUND

The Intermediate Government Bond Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund includes the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Fund invests at least 65% of its assets in these securities.

The Fund's dollar-weighted average maturity generally is between three and ten years under normal circumstances.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

GOVERNMENT/CORPORATE BOND FUND

The Government/Corporate Bond Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund includes the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Fund invests at least 65% of its assets in U.S. government securities and corporate bonds. The Fund also invests in securities of foreign issuers.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.

The Fund's dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

HIGH-YIELD BOND FUND

The High-Yield Bond Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund includes the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 65% of its assets in debt securities and preferred stock.

The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in a Fund.

     o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation.

     o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     o PREPAYMENT RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     o CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

     o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     o DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Bond Funds if you are seeking current income (or, for the Government/Corporate Bond Fund, high total return, meaning the total return on your investment, including both income and growth of capital). Consider the HIGH QUALITY BOND FUND if you are seeking a higher yield than a money market fund through investments in high quality, short-term debt securities. Consider the INTERMEDIATE GOVERNMENT BOND FUND if you are seeking a higher yield than a money market fund and more price stability than a lower quality or longer-term bond fund. This Fund offers an added measure of protection against credit risk with its focus on U.S. government securities. Consider the GOVERNMENT/CORPORATE BOND FUND if you are seeking a higher level of current income than is generally available from short-term securities and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the HIGH-YIELD BOND FUND if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Bond Funds, and how the Funds' returns have varied over time.

o  The bar charts show changes in the Funds' performance from year to year.

o The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to that of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

HIGH QUALITY BOND FUND

TOTAL RETURN
(per calendar year)
1995 1996 1997 1998
[bar chart -- for calendar years 1995
  through 1998]
1995...........11.85%
1996............4.51%
1997............5.11%
1998............6.08%

----------------------------------------------------
HIGHEST AND LoWEST RETURNS
(for calendar quarters covered by the bar chart)
----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest          2.79%       March 31, 1995
----------------- ----------- ----------------------
     Lowest          0.27%       March 31, 1996
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                      1 Year         July 1, 1994
----------------- ---------------- -----------------
  High Quality
   Bond Fund           6.08%            6.22%
----------------- ---------------- -----------------
 Merrill Lynch
   1-3 Year
   Treasury
    Index              7.00%            6.77%
----------------- ---------------- -----------------

INTERMEDIATE GOVERNMENT BOND FUND

TOTAL RETURN
(per calendar year)
1997 1998
[bar chart -- for calendar years 1997
  and 1998]
1997............6.88%
1998............6.47%
@@
----------------------------------------------------
HIGHEST AND LoWEST RETURNS
(for calendar quarters covered by the bar chart)
----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest          4.20%       March 31, 1995
----------------- ----------- ----------------------
     Lowest          -0.64%      March 31, 1996
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                                     February 22,
                      1 Year             1996
----------------- ---------------- -----------------
  Intermediate
   Government
    Bond Fund         6.47%            5.91%
----------------- ---------------- -----------------
  Lehman Bros.
  Intermediate
   Gov. Bond
   Index              8.49%            7.23%
----------------- ---------------- -----------------

GOVERNMENT/CORPORATE BOND FUND

TOTAL RETURN
(per calendar year)
1995 1996 1997 1998
[bar chart -- for calendar years 1995
  through 1998]
1995...........20.30%
1996............2.74%
1997............8.14%
1998............7.13%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest          8.16%        June 30, 1995
----------------- ----------- ----------------------
     Lowest          -2.43%      March 31, 1996
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                      1 Year         July 1, 1994
----------------- ---------------- -----------------
  Government/
   Corporate
   Bond Fund          7.13%            8.56%
----------------- ---------------- -----------------
  Lehman Bros.
  Gov./Corp.
  Bond Index          9.46%            9.22%
----------------- ---------------- -----------------

HIGH-YIELD BOND FUND

TOTAL RETURN
(per calendar year)
1997 1998
[bar chart -- for calendar years 1997
  and 1998]
1997...........12.28%
1998............2.20%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest          4.87%        June 30, 1997
----------------- ----------- ----------------------
     Lowest         -4.76%     September 30, 1998
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                                     January 30,
                      1 Year            1996
----------------- ---------------- -----------------
High-Yield Bond
      Fund             2.20%            7.87%
----------------- ---------------- -----------------
  Salomon
  Bros. High
  Yield Cash
  Pay Index            4.42%            9.15%
----------------- ---------------- -----------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BOND FUNDS.


--------------------------------------------------------------------------------------------
                                                   INTERMEDIATE   GOVERNMENT/
SHAREHOLDER FEES (fees paid        HIGH QUALITY     GOVERNMENT     CORPORATE     HIGH-YIELD
directly from your investment)      BOND FUND       BOND FUND      BOND FUND     BOND FUND
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases                   None            None           None          None
--------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load)                          None            None           None          None
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends                              None            None           None          None
--------------------------------------------------------------------------------------------
Redemption Fee                         None            None           None          None
--------------------------------------------------------------------------------------------
Exchange Fee                           None            None           None          None
--------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (expenses that are
deducted from Fund assets) as
a % of average net assets (1)
--------------------------------------------------------------------------------------------
Advisory Fee                            .35%            .35%          .35%          .55%
--------------------------------------------------------------------------------------------
Distribution (12b-1) Fees               .25%            .25%          .25%          .25%
--------------------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------------------
   Administrative
    Services Fee                        .30%            .30%          .30%          .30%
--------------------------------------------------------------------------------------------
   Miscellaneous Expenses               .32%            .29%          .15%          .30%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                     1.22%           1.19%         1.05%         1.40%
--------------------------------------------------------------------------------------------
Fee Waiver and/or Expense
  Reimbursement (2)                     .22%            .19%          .05%          .30%
--------------------------------------------------------------------------------------------
NET EXPENSES                           1.00%           1.00%         1.00%         1.10%
--------------------------------------------------------------------------------------------

   1 Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   2The Adviser has contractually agreed to reimburse certain of the Funds' expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:
  o  you invest $10,000 in a Fund for the time periods indicated; and
  o  you then sell all your shares at the end of those periods.

The example also assumes that:
  o  your investment has a 5% return each year; and
  o the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
                                      INTERMEDIATE     GOVERNMENT/
                     HIGH QUALITY     GOVERNMENT      CORPORATE     HIGH-YIELD
                       BOND FUND       BOND FUND      BOND FUND     BOND FUND
-------------------------------------------------------------------------------
     1 year             $102             $102            $102           $112
-------------------------------------------------------------------------------
     3 years            $318             $318            $318           $350
-------------------------------------------------------------------------------
     5 years            $552             $552            $552           $606
-------------------------------------------------------------------------------
    10 years          $1,225           $1,225          $1,225         $1,340
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                BALANCED FUND
-------------------------------------------------------------------------------

DIVERSIFIED INVESTORS BALANCED FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BALANCED FUnD AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

MAIN INVESTMENT STRATEGIES

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests in a managed mix of equity and debt securities of predominately U.S. issuers. The Fund may also invest in foreign securities including securities of issuers located in emerging markets.

The Fund varies the percentage of assets invested in any one type of security in accordance with its adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

MAIN RISKS

The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than debt securities in response to market risk.

     o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Fund's share price to go down. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     o CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     o PREPAYMENT RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

          The Balanced Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

     o DERIVATIVES. The Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Balanced Fund if you are seeking a diversified investment program through both stocks and bonds.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.

o The bar chart shows changes in the Fund's performance from year to year over the last four calendar years.

o The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of stock performance and a broad measure of bond performance. Please remember that, unlike the Fund, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

TOTAL RETURN
(per calendar year)
1995 1996 1997 1998
[bar chart -- for calendar years 1995
  through 1998]
1995...........28.47%
1996...........16.39%
1997...........18.67%
1998...........11.81%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest         10.69%      December 31, 1998
----------------- ----------- ----------------------
     Lowest         -8.74%     September 30, 1998
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                      1 Year         July 1, 1994
----------------- ---------------- -----------------
   Balanced
     Fund             11.81%            16.79%
----------------- ---------------- -----------------
   S&P 500
    Index             28.75%            28.16%
----------------- ---------------- -----------------
  Lehman Bros.
  Gov./Corp.
  Bond Index           9.46%             9.22%
----------------- ---------------- -----------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAy PAY IF YOU BUY AND HOLD SHARES OF THE BALANCED FUND.

-------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                                   None
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------------
Redemption Fee                                                         None
-------------------------------------------------------------------------------
Exchange Fee                                                           None
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSEs (expenses that are deducted
from Fund assets) as a % of average net assets(1)
-------------------------------------------------------------------------------
Advisory Fee                                                           .45%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                              .25%
-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------
    Administrative Services Fee                                        .30%
-------------------------------------------------------------------------------
    Miscellaneous Expenses                                             .11%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.11%
-------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(2)                             .01%
-------------------------------------------------------------------------------
NET EXPENSES                                                          1.10%
-------------------------------------------------------------------------------

   1The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   2The Adviser has contractually agreed to reimburse certain of the Fund's expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. The example assumes that:
  o  you invest $10,000 in the Fund for the time periods indicated; and
  o  you then sell all your shares at the end of those periods.

The example also assumes that:
  o  your investment has a 5% return each year; and
  o the Fund's operating expenses shown in the table above, after fee waivers and reimbursement, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------- ------------- ------------- -------------
    1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------- ------------- ------------- -------------
     $112           $350          $606         $1,340
--------------- ------------- ------------- -------------

-------------------------------------------------------------------------------
                                                               STOCK FUNDS
-------------------------------------------------------------------------------

DIVERSIFIED INVESTORS STOCK INDEX FUND
DIVERSIFIED INVESTORs EQUITY INCOME FUND
DIVERSIFIED INVESTORS EQUITY VALUE FUND
DIVERSIFIED INVESTORS GROWTH & INCOME FUND
DIVERSIFIED INVESTORS EQUITY GROWTH FUND
DIVERSIFIED INVESTORS SPECIAL EQUITY FUND
DIVERSIFIED INVESTORS AGGRESSIVE EQUITY FUND
DIVERSIFIED INVESTORS INTERNATIONAL EQUITY FUND

THIS SUMMARY BRIEFLY DESCRIBES THE STOCK FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

STOCK INDEX FUND              The Fund's goal is to match the performance of
                              the Standard & Poor's 500 Composite Stock Price
                              Index.

EQUITY INCOME FUND            The Fund's goal is to provide a high level of
                              current income through investment in a
                              diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

EQUITY VALUE FUND             The Fund's goal is to provide a high total
                              investment return through investment primarily in a diversified portfolio of common stocks.

GROWTH & INCOME FUND          The Fund's goal is to provide capital
                              appreciation and current income.

EQUITY GROWTH FUND            The Fund's goal is to provide a high level of
                              capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings.
                              Current income is a secondary goal.

SPECIAL EQUITY FUND           The Fund's goal is to provide a high level of
                              capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

AGGRESSIVE EQUITY FUND        The Fund's goal is to provide a high level of
                              capital appreciation primarily through
                              investing in a diversified portfolio of common stocks.

INTERNATIONAL EQUITY FUND     The Fund's goal is to provide a high level of
                              long-term capital appreciation through
                              investment in a diversified portfolio of securities of foreign issuers.

MAIN INVESTMENT STRATEGIES

STOCK INDEX FUND

The Stock Index Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests substantially all of its assets (at least 90% under normal conditions) in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index1. In attempting to match the return of the S&P 500 Index, the Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. The Fund may also use various investment techniques such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities.

EQUITY INCOME FUND

The Equity Income Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in common stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

EQUITY VALUE FUND

The Equity Value Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in common stocks of companies which, in the opinion of the Fund's advisers, are trading at low valuations relative to market and/or historical levels. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

GROWTH & INCOME FUND

The Growth & Income Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund may also select securities based on their potential to generate current income. The Fund emphasizes common stocks and securities of growing, financially stable and undervalued companies. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

___________

1 Standard & Poor's does not sponsor the Stock Index Fund, nor is it affiliated in any way with the Fund's advisers. "Standard & Poor's(," "S&P 500(," and "Standard & Poor's 500("are trademarks of The McGraw-Hill Companies, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in the Stock Index Fund.

EQUITY GROWTH FUND

The Equity Growth Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. The Fund uses multiple managers to control the volatility often associated with growth funds. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

SPECIAL EQUITY FUND

The Special Equity Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $1 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

AGGRESSIVE EQUITY FUND

The Aggressive Equity Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund invests primarily in common stocks. The value of shares of this Fund may be quite volatile. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

INTERNATIONAL EQUITY FUND

The International Equity Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in foreign securities. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than debt securities in response to market risk.

     o GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities.

     o VALUE INVESTING. The success of a value investing strategy depends largely on the skill of a Fund's advisers in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change, or because the advisers are incorrect in their determinations. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Equity Value Fund and the Growth & Income Fund are particularly susceptible to the risks of value investing.

     o SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments held by the Special Equity Fund are likely to be particularly susceptible to the risks of small cap companies.

     o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

          The International Equity Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

     o DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

     o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     o CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Stock Funds if you can tolerate stock market fluctuations and changes in the value of your investment. Consider the STOCK INDEX FUND if you wish to keep investment expenses low while seeking potentially high long-term returns from investments in large companies. Consider the EQUITY INCOME FUND if you are seeking capital appreciation with an income component to temper volatility. Consider the GROWTH & INCOME FUND if you are seeking a greater potential for capital appreciation than an income fund and less price volatility than a growth fund. Consider the EQUITY VALUE FUND, EQUITY GROWTH FUND, SPECIAL EQUITY Fund, AGGRESSIVE EQUITY FUND and INTERNATIONAL EQUITY FUND if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. The Special Equity Fund emphasizes securities of small to medium size companies. The Aggressive Equity Fund emphasizes securities of high growth companies without regard to market capitalization. As a result, the Special Equity Fund and the Aggressive Equity Fund may be particularly volatile.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time.

o    The bar charts show changes in the Funds' performance from year to year.

o The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

STOCK INDEX FUND

The Fund began operations on March 1, 1999 and does not have a full calendar year of investment returns at the date of this prospectus.

EQUITY INCOME FUND

TOTAL RETURN
(per calendar year)
1995 1996 1997 1998
[bar chart -- for calendar years 1995
  through 1998]
1995...........34.62%
1996...........17.91%
1997...........29.31%
1998...........12.47%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)

----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest         15.50%        June 30, 1997
----------------- ----------- ----------------------
     Lowest         -9.54%     September 30, 1998
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                      1 Year         July 1, 1994
----------------- ---------------- -----------------
     Equity
  Income Fund         12.47%            20.47%
----------------- ---------------- -----------------
   S&P 500
    Index             28.75%            28.16%
----------------- ---------------- -----------------
  Russell 1000
  Value Index         15.63%            24.23%
----------------- ---------------- -----------------

EQUITY VALUE FUND

TOTAL RETURN
(per calendar year)
1997 1998
[bar chart -- for calendar years 1997
  and 1998]
1997...........21.43%
1998...........10.79%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest         13.63%        June 30, 1997
----------------- ----------- ----------------------
     Lowest         -9.32%     September 30, 1998
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                      1 Year        June 13, 1996
----------------- ---------------- -----------------
     Equity
   Value Fund         10.79%            16.12%
----------------- ---------------- -----------------
    S&P 500
     Index            28.75%            28.93%
----------------- ---------------- -----------------
  Russell 1000
  Value Index         15.63%            25.63%
----------------- ---------------- -----------------

GROWTH & INCOME FUND

TOTAL RETURN
(per calendar year)
1995 1996 1997 1998
[bar chart -- for calendar years 1995
  through 1998]
1995...........32.11%
1996...........21.61%
1997...........34.14%
1998...........34.63%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest         24.96%      December 31, 1998
----------------- ----------- ----------------------
     Lowest        -12.01%     September 30, 1998
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                      1 Year         July 1, 1994
----------------- ---------------- -----------------
  Growth &
 Income Fund          34.63%            27.38%
----------------- ---------------- -----------------
  S&P 500
   Index              28.75%            28.16%
----------------- ---------------- -----------------

EQUITY GROWTH FUND

TOTAL RETURN
(per calendar year)
1995 1996 1997 1998
[bar chart -- for calendar years 1995
  through 1998]
1995...........18.50%
1996...........17.93%
1997...........26.54%
1998...........35.97%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)

----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest          29.77%     December 31, 1998
----------------- ----------- ----------------------
     Lowest         -11.31%    September 30, 1998
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                      1 Year         July 1, 1994
----------------- ---------------- -----------------
   Equity
 Growth Fund          35.97%            24.99%
----------------- ---------------- -----------------
  S&P 500
   Index              28.75%            28.16%
----------------- ---------------- -----------------
 Russell 1000
 Growth Index         38.71%            30.53%
----------------- ---------------- -----------------

SPECIAL EQUITY FUND

TOTAL RETURN
(per calendar year)
1995 1996 1997 1998
[bar chart -- for calendar years 1995
  through 1998]
1995...........41.50%
1996...........25.76%
1997...........25.82%
1998............3.10%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)

----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest         20.84%      December 31, 1998
----------------- ----------- ----------------------
     Lowest        -20.13%     September 30, 1998
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                      1 Year         July 1, 1994
----------------- ---------------- -----------------
    Special
  Equity Fund          3.10%            22.63%
----------------- ---------------- -----------------
   S&P 500
    Index             28.75%            28.16%
----------------- ---------------- -----------------
  Russell 2000
     Index            -2.55%            14.96%
----------------- ---------------- -----------------

AGGRESSIVE EQUITY FUND

TOTAL RETURN
(per calendar year)
1997 1998
[bar chart -- for calendar years 1997
  and 1998]
1997............6.13%
1998...........41.79%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)

----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest          32.85%     December 31, 1998
----------------- ----------- ----------------------
     Lowest         -18.48      December 31, 1997
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                      1 Year        June 11, 1996
----------------- ---------------- -----------------
   Aggressive
  Equity Fund         41.79%            14.81%
----------------- ---------------- -----------------
   S&P 500
    Index             28.75%            29.81%
----------------- ---------------- -----------------
 Russell 2000
 Growth Index          1.23%            2.38%
----------------- ---------------- -----------------

INTERNATIONAL EQUITY FUND

TOTAL RETURN
(per calendar year)

1997 1998

[bar chart -- for calendar years 1997
  and 1998]

1997............7.74%
1998...........10.47%

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
----------------------------------------------------
----------------------------- ----------------------
                                 Quarter Ending
----------------- ----------- ----------------------
    Highest          16.67%     December 31, 1998
----------------- ----------- ----------------------
     Lowest         -16.75%    September 30, 1998
----------------- ----------- ----------------------
----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
----------------------------------------------------
----------------- ---------------- -----------------
                                   Since Inception
                      1 Year       January 18, 1996
----------------- ---------------- -----------------
 International
  Equity Fund         10.47%            10.84%
----------------- ---------------- -----------------
   MSCI World
  EX-US Index         19.11%            9.46%
----------------- ---------------- -----------------

FUND FEES AND EXPENSES

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STOCK FUNDS.


-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid           STOCK           EQUITY          EQUITY       GROWTH &
directly from your investment)      INDEX FUND      INCOME FUND    VALUE FUND     INCOME FUND
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases                   None            None            None          None
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load)                          None            None            None           None
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends                              None            None            None           None
-------------------------------------------------------------------------------------------------
Redemption Fee                         None            None            None           None
-------------------------------------------------------------------------------------------------
Exchange Fee                           None            None            None           None
-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (expenses that are
deducted from Fund assets) as
a % of average net assets(1)
-------------------------------------------------------------------------------------------------
Advisory Fee                           .40%            .45%           .57%            .60%
-------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees               .25%            .25%           .25%           .25%
-------------------------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------------------------
   Administrative
    Services Fee                        (2)             .30%           .30%           .30%
-------------------------------------------------------------------------------------------------
   Miscellaneous Expenses              None             .09%           .16%           .09%
-------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                      .65%           1.09%          1.28%          1.24%
-------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense
Reimbursement(3)                       None             .09%           .18%           .09%
-------------------------------------------------------------------------------------------------
NET EXPENSES                            .65%           1.00%          1.10%          1.15%
-------------------------------------------------------------------------------------------------

   1Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   2Administrative services fees of the Fund are included in the Advisory Fee for the Fund.
   3 The Adviser has contractually agreed to reimburse certain of the Funds' expenses.


-------------------------------------------------------------------------------------------------
                                      EQUITY
SHAREHOLDER FEES (fees paid           GROWTH         SPECIAL        AGGRESSIVE     INTERNATIONAL
directly from your investment)         FUND        EQUITY FUND      EQUITY FUND     EQUITY FUND
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)            None            None            None            None
Imposed on Purchases
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales                 None            None            None            None
Charge (Load)
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)            None            None            None            None
Imposed on Reinvested Dividends
-------------------------------------------------------------------------------------------------
Redemption Fee                         None            None            None            None
-------------------------------------------------------------------------------------------------
Exchange Fee                           None            None            None            None
-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (expenses that are
deducted from Fund assets) as
a % of average net assets(1)
-------------------------------------------------------------------------------------------------
Advisory Fee                            .62%            .80%           .97%             .75%
-------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees               .25%            .25%           .25%             .25%
-------------------------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------------------------
    Administrative
     Services Fee                       .30%            .30%           .30%             .30%
-------------------------------------------------------------------------------------------------
    Miscellaneous Expenses              .09%            .11%           .35%             .23%
-------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                     1.26%           1.46%          1.87%            1.53%
-------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense
Reimbursement (2)                       .02%            .01%           .37%             .13%
-------------------------------------------------------------------------------------------------
NET EXPENSES                           1.24%           1.45%          1.50%            1.40%
-------------------------------------------------------------------------------------------------

   1Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   2The Adviser has contractually agreed to reimburse certain of the Funds' expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:
  o  you invest $10,000 in a Fund for the time periods indicated; and
  o  you then sell all your shares at the end of those periods.

The example also assumes that:
  o  your investment has a 5% return each year; and
  o the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
                       STOCK           EQUITY          EQUITY        GROWTH &
                    INDEX FUND      INCOME FUND      VALUE FUND     INCOME FUND
-------------------------------------------------------------------------------
     1 year            $66             $102           $112            $117
-------------------------------------------------------------------------------
     3 years          $208             $318           $350            $365
-------------------------------------------------------------------------------
     5 years           N/A             $552           $606            $633
-------------------------------------------------------------------------------
    10 years           N/A           $1,225         $1,340          $1,398
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                       EQUITY         SPECIAL       AGGRESSIVE   INTERNATIONAL
                     GROWTH FUND    EQUITY FUND     EQUITY FUND   EQUITY FUND
-------------------------------------------------------------------------------
     1 year             $126             $148           $153            $143
-------------------------------------------------------------------------------
     3 years            $393             $459           $474            $443
-------------------------------------------------------------------------------
     5 years            $681             $792           $818            $766
-------------------------------------------------------------------------------
    10 years          $1,500           $1,735         $1,791          $1,680
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                  STRATEGIC ALLOCATION FUNDS
-------------------------------------------------------------------------------

SHORT HORIZON STRATEGIC ALLOCATION FUND
SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND
LONG HORIZON STRATEGIC ALLOCATION FUND

THIS SUMMARY BRIEFLY DESCRIBES EACH OF THE STRATEGIC ALLOCATION FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

SHORT HORIZON
STRATEGIC ALLOCATION FUND          The Fund's goal is to provide a high level
                                   of income and preservation of capital.

SHORT/INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND          The Fund's goal is to achieve reasonable
                                   returns with considerably less than average volatility as compared to other balanced funds.

INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND          The Fund's goal is to achieve long-term
                                   returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

INTERMEDIATE/LONG HORIZON
STRATEGIC ALLOCATION FUND          The Fund's goal is to achieve long-term
                                   returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

LONG HORIZON
STRATEGIC ALLOCATION FUND          The Fund's goal is to provide long-term
                                   returns from growth of capital and growth of income.

MAIN INVESTMENT STRATEGIES

The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds (other than the Balanced Fund and the Stock Index
Fund) described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.

The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Money Market, Bond and Stock Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. Under severe market conditions, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund. For specific allocations to the underlying Funds, see Appendix A.

                                     ------------------------------------------
                                       MONEY MARKET        BOND        STOCK
                                           FUND            FUNDS       FUNDS
-------------------------------------------------------------------------------
           SHORT HORIZON                   10%              80%         10%
-------------------------------------------------------------------------------
    SHORT/INTERMEDIATE HORIZON            None              70%         30%
-------------------------------------------------------------------------------
       INTERMEDIATE HORIZON               None              50%         50%
-------------------------------------------------------------------------------
     INTERMEDIATE/LONG HORIZON            None              30%         70%
-------------------------------------------------------------------------------
           LONG HORIZON                   None              None       100%
-------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer (although certain diversification requirements under the Internal Revenue Code still apply).

MAIN RISKS

Please remember that the risks of investing in each Strategic Allocation Fund depend on the underlying Funds in which the Strategic Allocation Fund invests and, in turn, on the securities that the underlying Funds hold and the investment strategies they use. For example, the Short Horizon and Short/Intermediate Horizon Strategic Allocation Funds invest more of their assets in the Bond Funds. As a result, the Short Horizon and Short/Intermediate Horizon Funds may be more susceptible to interest rate risk and credit risk than the Strategic Allocation Funds investing more of their assets in the Stock Funds. Similarly, the Strategic Allocation Funds investing more of their assets in the Stock Funds may be susceptible to greater price volatility under certain market conditions than the Strategic Allocation Funds investing more of their assets in the Bond Funds. The value of each Strategic Allocation Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in a Strategic Allocation Fund.

     o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than debt securities in response to market risk.

          It is also possible that the Funds will not perform as intended. For example, the Short Horizon Strategic Allocation Fund is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be the most volatile.

     o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Funds' share prices to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     o CREDIT RISK. Some issuers may not make payments on debt securities held by the underlying Funds, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     o PREPAYMENT RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     o GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of an underlying Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities.

     o SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns and their prices may be more volatile, causing a Fund's share price to be volatile.

     o DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Strategic Allocation Funds if you are seeking a long-term, professionally managed asset allocation investment program. You should not invest in the Strategic Allocation Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. Consider the SHORT HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Money Market and Bond Funds. Consider the SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Strategic Allocation Fund and less volatility than the other Strategic Allocation Funds. Consider the INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. Consider the INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. Consider the LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term growth through equity investments and can tolerate substantial changes in the value of your investment.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Strategic Allocation Funds, and how the Funds' returns have varied over time.

o   The bar charts show changes in the Funds' performance from year to year.

o The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

SHORT HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1997 1998
[bar chart -- for calendar years 1997
  and 1998]
1997...........8.69%
1998...........6.35%

--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
--------------------------------------------------------
------------------------------------ -------------------
                                       Quarter Ending
------------------------------------ -------------------
--------------------- -------------- -------------------
      Highest             3.91%        June 30, 1997
--------------------- -------------- -------------------
       Lowest             0.14%        March 31, 1997
--------------------- -------------- -------------------

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------
--------------------- --------------- ------------------
                                       Since Inception
                          1 Year       April 15, 1996
--------------------- --------------- ------------------
   Short Horizon
     Strategic
  Allocation Fund         6.35%             7.70%
--------------------- --------------- ------------------
      Lehman
  Aggregate Index         8.69%*           8.68%*
--------------------- --------------- ------------------

* A combined index consisting of 80% Lehman Aggregate Index, 10% Salomon Brothers Treasury Bill Index, and 10% Russell 1000 Value Index had a one year return of 9.23% and a return of 9.88% for the period since the Fund's inception.

SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

The Fund began operations on May 1, 1998 and does not have a full calendar year of investment returns at the date of this prospectus.

INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1997 1998
[bar chart -- for calendar years 1997
  and 1998]
1997...........14.29%
1998...........12.31%

--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)

--------------------------------------------------------
------------------------------------ -------------------
                                       Quarter Ending
--------------------- -------------- -------------------
      Highest            10.56%      December 31, 1998
--------------------- -------------- -------------------
       Lowest            -6.07%      September 30, 1998
--------------------- -------------- -------------------

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------
--------------------- --------------- ------------------
                                       Since Inception
                          1 Year       April 15, 1996
--------------------- --------------- ------------------
   Intermediate
 Horizon Strategic
  Allocation Fund         12.31%           12.75%
--------------------- --------------- ------------------
   S&P 500 Index          28.75%*          28.83%*
--------------------- --------------- ------------------
    Lehman Bros.
  Gov./Corp. Bond
       Index               9.46%*           8.96%*
--------------------- --------------- ------------------

* A combined index consisting of 50% Lehman Aggregate Index, 30% Russell 1000 Index, 12% Russell 2000 Index and 8% MSCI World EX-US Index had a one year return of 14.16% and a return of 9.88% for the period since the Fund's inception.

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1997 1998
[bar chart -- for calendar years 1997
  and 1998]
1997...........18.95%
1998...........14.05%

--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)

--------------------------------------------------------
------------------------------------ -------------------
                                       Quarter Ending
--------------------- -------------- -------------------
      Highest            14.65%        June 30, 1997
--------------------- -------------- -------------------
       Lowest            -8.63%      September 30, 1998
--------------------- -------------- -------------------

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------
--------------------- --------------- ------------------
                                       Since Inception
                          1 Year       April 15, 1996
--------------------- --------------- ------------------
 Intermediate/Long
 Horizon Strategic
  Allocation Fund         14.05%           15.86%
--------------------- --------------- ------------------
   S&P 500 Index          28.75%*           28.83%*
--------------------- --------------- ------------------

* A combined index consisting of 42% Russell 1000 Index, 30% Lehman Aggregate Index, 18% Russell 2000 Index, and 10% MSCI World EX-US Index had a one year return of 15.70% and a return of 17.26% for the period since the Fund's inception.

LONG HORIZON STRATEGIC ALLOCATION FUND

The Fund began operations on May 1, 1998 and does not have a full calendar year of investment returns at the date of this prospectus.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STRATEGIC ALLOCATION FUNDS.


--------------------------------------------------------------------------------------------------------
                                                 SHORT/                    INTERMEDIATE/
                                    SHORT      INTERMEDIATE  INTERMEDIATE      LONG           LONG
                                   HORIZON       HORIZON      HORIZON         HORIZON        HORIZON
                                  STRATEGIC     STRATEGIC     STRATEGIC      STRATEGIC      STRATEGIC
SHAREHOLDER FEES (fees paid       ALLOCATION   ALLOCATION     ALLOCATION     ALLOCATION     ALLOCATION
directly from your investment)       FUND         FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Purchases          None         None          None            None           None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load)                        None         None          None            None           None
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Reinvested
Dividends                            None         None          None            None           None
--------------------------------------------------------------------------------------------------------
Redemption Fee                       None         None          None            None           None
--------------------------------------------------------------------------------------------------------
Exchange Fee                         None         None          None            None           None
--------------------------------------------------------------------------------------------------------
ANNUAL FUND OPErATING
EXPENSES (expenses that are
deducted from Fund assets) as
a % of average net assets
--------------------------------------------------------------------------------------------------------
Advisory Fee                         .20%         .20%          .20%            .20%           .20%
--------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees            None         None          None            None           None
--------------------------------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------------------------------
   Administrative
    Services Fee                     None         None          None            None           None
--------------------------------------------------------------------------------------------------------
   Miscellaneous Expenses            None         None          None            None           None
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(1)                          .20%         .20%          .20%            .20%           .20%
--------------------------------------------------------------------------------------------------------

   1EACH STRATEGIC ALLOCATION FUND ALSO BEARS ITS PRO RATA SHARE OF THE FEES AND EXPENSES (INCLUDING ADVISORY AND RULE 12B-1 FEES) OF THE UNDERLYING FUNDS IN WHICH IT INVESTS AND THE INVESTMENT RETURNS FOR THE STRATEGIC ALLOCATION FUND WILL BE NET OF THE EXPENSES OF THE STRATEGIC ALLOCATION FUND AND THOSE UNDERLYING FUNDS. Based on the expense ratios for the Money Market, Bond and Stock Funds in which the Strategic Allocation Funds invest, the average weighted expense ratios are expected to be: from 1.12% to 1.26% for the Short Horizon Strategic Allocation Fund; from 1.16% to 1.37% for the Short/Intermediate Horizon Strategic Allocation Fund; from 1.22% to 1.43% for the Intermediate Horizon Strategic Allocation Fund; from 1.27% to 1.49% for the Intermediate/Long Horizon Strategic Allocation Fund; and from 1.31% to 1.58% for the Long Horizon Strategic Allocation Fund. A range of expense ratios is given because the percentage of each Strategic Allocation Fund's assets invested in the underlying Funds will fluctuate. Based on these ranges, the target ratios of 1.19%, 1.29%, 1.33%, 1.38% and 1.45%, respectively, are used to calculate the expenses a shareholder would incur as reflected in the example below.

EXAMPLE

This example is intended to help you compare the cost of investing in a Strategic Allocation Fund to the cost of investing in other mutual funds. The example assumes that:
  o  you invest $10,000 in a Fund for the time periods indicated; and
  o  you then sell all your shares at the end of those periods.

The example also assumes that:
  o   your investment has a 5% return each year; and
  o the Fund's operating expenses shown in the table above remain the same before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------------------------------------------
                                          SHORT/          INTERMEDIATE       INTERMEDIATE/
                     SHORT HORIZON     INTERMEDIATE         HORIZON          LONG HORIZON       LONG HORIZON
                       STRATEGIC     HORIZON STRATEGIC     STRATEGIC           STRATEGIC          STRATEGIC
                    ALLOCATION FUND   ALLOCATION FUND    ALLOCATION FUND    ALLOCATION FUND    ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------
     1 year              $121              $131               $136               $142               $149
----------------------------------------------------------------------------------------------------------------
     3 years             $378              $409               $425               $440               $462
----------------------------------------------------------------------------------------------------------------
     5 years             $654              $708               $734               $761               $797
----------------------------------------------------------------------------------------------------------------
    10 years           $1,443            $1,556             $1,613             $1,669             $1,746
----------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICES

This section describes how to do business with the Funds and shareholder services that are available.

-------------------------------------------------------------------------------
                                                      HOW TO REACH THE FUNDS
-------------------------------------------------------------------------------

BY TELEPHONE      Call toll free at (800) 926-0044

BY MAIL           The Diversified Investors Funds Group
                  (or The Diversified Investors Strategic Allocation Funds) 4 Manhattanville Road
                  Purchase, New York 10577

-------------------------------------------------------------------------------
                                                      HOW TO PURCHASE SHARES
-------------------------------------------------------------------------------

Shares of the Funds are available to individual and institutional investors. You may be able to establish new accounts in a Fund under certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans and IRAs. Consult with your Service Agent and your tax and retirement advisers. If you are a participant in a plan, you should obtain the plan's conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) next calculated after your investment is received in good order and is accepted by the Distributor.

You may purchase shares in a Fund through the Distributor directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix B for information on purchases directly through the Distributor. See your plan administrator to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants should consult their plan administrator.

Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

-------------------------------------------------------------------------------
                                  HOW THE PRICE OF YOUR SHARES IS CALCULATED
-------------------------------------------------------------------------------

Each Fund calculates its NAV every day that the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the Exchange, normally 4 p.m. Eastern time. No Fund calculates its NAV on days when the New York Stock Exchange is closed. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

-------------------------------------------------------------------------------
What is NAV?

NAV refers to a Fund's NET ASSET VALUE. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.
-------------------------------------------------------------------------------

Please note that trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund.

-------------------------------------------------------------------------------
                                                          HOW TO SELL SHARES
-------------------------------------------------------------------------------

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Participants in a retirement plan should obtain redemption instructions from their plan administrator. If you purchased shares directly through the Distributor, see Appendix B for redemption instructions.

A signature guarantee is required for the following:

     o any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

     o    any redemption by mail if the proceeds are to be wired to a bank;

     o    any redemption request for more than $50,000; and

     o    requests to transfer registration of shares to another owner.

At the Funds' discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

-------------------------------------------------------------------------------
                                           SHAREHOLDER SERVICES AND POLICIES
-------------------------------------------------------------------------------

EXCHANGES

On any business day you may exchange all or a portion of your shares for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under "How to Sell Shares." Plan participants should contact their plan administrator. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

INVOLUNTARY REDEMPTIONS

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.

TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES

To change the address on your account contact your plan administrator or call
(800) 926-0044 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator or call (800) 926-0044. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record annually during the month of DECEMBER.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

TAXES OF DISTRIBUTIONS

If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, even if you reinvest the distributions in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

TAXES ON SALE OR EXCHANGES

If you are otherwise subject to federal income taxes, anytime you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

OTHER TAX MATTERS

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you are otherwise subject to federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

By law, each Fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information or are otherwise subject to "backup withholding". Funds may also be required to withhold a portion of any distributions and redemption proceeds otherwise due to shareholders who are not U.S. citizens or residents.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

MANAGEMENT

-------------------------------------------------------------------------------
                                                         INVESTMENT ADVISERS
-------------------------------------------------------------------------------

FUNDS OTHER THAN THE STOCK INDEX FUND

Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds (called Portfolios) in which these Funds invest. Diversified also advises each Strategic Allocation Fund. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Diversified has selected subadvisers for each Portfolio. Diversified provides general supervision of the subadvisers and also manages the assets of each Strategic Allocation Fund, subject in each case to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below; see "Subadvisers."

STOCK INDEX FUND

Diversified is the investment adviser of the Stock Index Fund, providing general supervision of the Fund's investment in its underlying Portfolio, subject to policies set by the Trustees.

Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors was formed in October, 1996 and is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. The principal business address of Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, California 94105. Investment management decisions of Barclays Global Fund Advisors are made by committee and not by managers individually.

-------------------------------------------------------------------------------
                                                                SUBADVISERS
-------------------------------------------------------------------------------

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers. Except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.

MONEY MARKET FUND
INTERMEDIATE GOVERNMENT BOND FUND
GOVERNMENT/CORPORATE BOND FUND

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The address of Capital Management Group is 1740 Broadway, New York, New York 10019.

The following representatives of Capital Management Group are primarily responsible for the day-to-day management of the Funds indicated:

Money Market Fund: David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Fund since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

Intermediate Government Bond Fund and Government/Corporate Bond Fund: Gregory Staples, Vice President, has been responsible for the day-to-day management of both the Intermediate Government Bond Fund and the Government/Corporate Bond Fund since 1994. Mr. Staples has been employed by Capital Management Group since 1987.

HIGH QUALITY BOND FUND

Merganser Capital Management Corporation. Merganser was formed in 1984 and is owned by certain of its employees. Merganser has been a registered investment adviser since 1984. The principal business address of Merganser is One Cambridge Center, Cambridge, Massachusetts 02142.

HIGH-YIELD BOND FUND

Delaware Investment Advisers. Delaware Investment Advisers is a series of Delaware Management Business Trust. Delaware is indirectly owned by Lincoln National Corp. Delaware and its predecessors have been registered investment advisers since 1952. The principal business address of Delaware Investment Advisers is 2005 Market Street, Philadelphia, Pennsylvania 19103.

BALANCED FUND

Aeltus Investment Management, Inc.
Payden & Rygel

Aeltus Investment Management, Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of Aetna Inc. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

Payden & Rygel. Payden was formed in 1984 and is owned by Joan A. Payden, John
P. Isaacson and Scott A. King. Payden (or its predecessors) has been a registered investment adviser since 1983. The principal business address of Payden is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.

EQUITY INCOME FUND

Asset Management Group. Asset Management Group is a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of The MONY Group, Inc. Asset Management Group has been a registered investment adviser since 1971. The address of Asset Management Group is 1740 Broadway, New York, New York 10019.

EQUITY VALUE FUND

Ark Asset Management Co., Inc. Ark was formed in August of 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by Ark employees. Ark has been a registered investment adviser since 1989. The principal address of Ark is 125 Broad Street, New York, New York 10004.

GROWTH & INCOME FUND

Putnam Advisory Company, Inc. Putnam was formed in 1937 and is owned by Marsh & McLennon Companies, Inc. Putnam has been a registered investment adviser since 1968. The principal address of Putnam is One Post Office Square, Boston, Massachusetts 02109.

EQUITY GROWTH FUND

Dresdner RCM Global Investors LLC
Montag & Caldwell Incorporated

Dresdner RCM Global Investors LLC was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM has been a registered investment adviser since 1972. The principal address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.

Montag & Caldwell Incorporated was established in 1945 and is owned by Alleghany Corporation. Montag & Caldwell has been a registered investment adviser since 1968. The principal address of Montag & Caldwell is 3343 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30326-1022.

SPECIAL EQUITY FUND

Goldman Sachs Asset Management
Pilgrim Baxter & Associates, Ltd.
RS Investment Management, L.P.
Westport Asset Management, Inc.

Goldman Sachs Asset Management is a separate operating division of Goldman, Sachs & Co., a worldwide investment banking firm, with numerous offices throughout the United States and globally. Goldman, Sachs & Co. acquired Liberty Investment Management, Inc., the predecessor firm, in January of 1997. Liberty had been a registered investment adviser since 1994. Liberty's predecessor, Eagle Asset Management, Inc., had been a registered investment adviser since 1984. The business address of the Goldman Sachs branch office responsible for managing the Fund is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607.

Herbert E. Ehlers, Managing Director, and Timothy G. Ebright, Portfolio Manager, have been responsible for the day-to-day management of the Special Equity Fund on behalf of Liberty, and now Goldman Sachs, since 1994. Mr. Ehlers and Mr. Ebright have been employed by Goldman Sachs since 1997. Before that, they were employed by Liberty Investment Management, Inc. or its predecessor, Eagle Asset Management, Inc., since 1980 and 1988, respectively.

Pilgrim Baxter & Associates, Ltd. was formed in 1995 and is owned by United Asset Management, Inc., a publicly-owned corporation. Pilgrim (or its predecessor) has been a registered investment adviser since 1982. The principal business address of Pilgrim is 825 Duportail Road, Wayne, Pennsylvania 19087.

Gary Pilgrim, Chief Executive Officer, has been responsible for the day-to-day management of the Special Equity Fund on behalf of Pilgrim since September 1998. He is a founding partner of Pilgrim and has been employed by Pilgrim since 1982.

RS Investment Management, L.P. RS was formed in 1999 and is indirectly owned by BankAmerica Corporation. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 555 California Street, San Francisco, California 94104.

Geoffrey A. Brod, Portfolio Manager, has been responsible for the day-to-day supervision of the management of the Balanced Fund on behalf of Aeltus since 1999 and has been employed by Aeltus or its parent company since 1966.

Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Special Equity Fund on behalf of Westport since 1994 and has been employed by Westport since 1983.

AGGRESSIVE EQUITY FUND

McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. McKinley has been a registered investment adviser since 1991. The principal business address of McKinley is 3301 C Street, Anchorage, Alaska 99503.

Robert B. Gillam, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Aggressive Equity Fund since 1996 and has been employed by McKinley since 1991.

INTERNATIONAL EQUITY FUND

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group

Companies, Inc. Capital Guardian is a trust company regulated by the California Department of Financial Institutions. The principal address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.


-------------------------------------------------------------------------------
                                                               ADVISORY FEES
-------------------------------------------------------------------------------

For the fiscal year ended December 31, 1998, Diversified and the subadvisers received aggregate advisory fees (after waivers) equal to that percentage of each Fund's average daily net assets set forth in the table below. The Stock Index Fund commenced operations in 1999 and pays investment management fees (after waivers) equal to 0.40% of its net asset value.

------------------------------------------------------------------------------
Money Market Fund                                                     0.25%
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High Quality Bond Fund                                                0.35%
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Intermediate Government Bond Fund                                     0.35%
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Government/Corporate Bond Fund                                        0.35%
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High-Yield Bond Fund                                                  0.55%
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Balanced Fund                                                         0.45%
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Equity Income Fund                                                    0.45%
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Equity Value Fund                                                     0.57%
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Growth & Income Fund                                                  0.60%
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Equity Growth Fund                                                    0.62%
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Special Equity Fund                                                   0.80%
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Aggressive Equity Fund                                                0.90%
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International Equity Fund                                             0.75%
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Short Horizon Strategic Allocation Fund                               0.20%*
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Short/Intermediate Horizon Strategic Allocation Fund                  0.20%*
------------------------------------------------------------------------------
Intermediate Horizon Strategic Allocation Fund                        0.20%*
------------------------------------------------------------------------------
Intermediate/Long Horizon Strategic Allocation Fund                   0.20%*
------------------------------------------------------------------------------
Long Horizon Strategic Allocation Fund                                0.20%*
------------------------------------------------------------------------------

* In addition, this Fund bears its pro rata share of the advisory fees of the underlying Funds in which it invests.

MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of each Fund's advisers, are most likely to be important in trying to achieve the Fund's investment goal. There can, of course, be no assurance that any Fund will achieve its investment goal. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval.

Please note that each Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information. Of course, the Fund's advisers may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

Each Fund (other than the Stock Index Fund) is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each Fund's historical portfolio turnover rate.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

-------------------------------------------------------------------------------
What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                           MONEY MARKET FUND
-------------------------------------------------------------------------------

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund complies with industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

The Fund's portfolio managers employ a "top down" approach when selecting securities for the Fund. This means that the portfolio managers look first at broad market factors, and, on the basis of those market factors, choose certain sectors or industries in which to invest. The managers then look at individual companies within those sectors or industries. The managers use the same top down approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the portfolio in securities with maturities of thirty to forty-five days.


-------------------------------------------------------------------------------
                                                                  BOND FUNDS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.
-------------------------------------------------------------------------------

The HIGH QUALITY BOND FUND invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Fund invests at least 65% of its assets in these securities.

The dollar-weighted average maturity of the Fund generally does not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Fund's duration generally is between one and three years. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Fund considers securities rated A- or better by Standard & Poor's or A3 or better by Moody's (and securities that the Fund's advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

-------------------------------------------------------------------------------
What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.
-------------------------------------------------------------------------------

The INTERMEDIATE GOVERNMENT BOND FUND invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Fund invests at least 65% of its assets in these securities. U.S. government obligations are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality.

The Fund also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies, and in other high quality, short-term obligations (such as corporate bonds and notes, bank obligations and repurchase agreements). ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The Fund's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Fund may invest in securities with maturities of as much as thirty years.

-------------------------------------------------------------------------------
What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- familiarly called "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgaged-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs.
-------------------------------------------------------------------------------

The GOVERNMENT/CORPORATE BOND FUND invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Fund invests at least 65% of its assets in U.S. government securities and corporate bonds.

The Fund also invests in high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.

The Fund's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio managers of the HIGH QUALITY BOND FUND, INTERMEDIATE GOVERNMENT BOND FUND and GOVERNMENT/CORPORATE BOND FUND use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the High Quality Bond Fund and the Intermediate Government Bond Fund then attempt to select securities that will enable each Fund to maintain a stable share price and at the same time to achieve a high level of income. The managers of the Government/Corporate Bond Fund attempt to select securities that will enable the Fund to achieve growth of capital and a high level of income. The managers use the same top down approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

The HIGH-YIELD BOND FUND invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 65% of its assets in these securities.

The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower-rated debt securities usually are defined as securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

In selecting investments for the Fund, the Fund's advisers exclude securities that are in default or that pay interest in the form of additional debt securities. As a result, the Fund may be somewhat more conservative than certain other high-yield funds. The Fund is designed to outperform more aggressive high-yield funds in high-yield market downturns, and its performance may lag these funds in high-yield market upturns. Of course, it is possible that the Fund will not perform as expected.

The Fund may also invest in equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

                                     * * *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives solely for hedging purposes. These may include options, futures, swaps and forward currency contracts.

Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

-------------------------------------------------------------------------------
                                                              BALANCED FUND
-------------------------------------------------------------------------------

The Balanced Fund seeks to meet its investment objective by maintaining a broadly diversified portfolio of stocks and bonds. The Fund invests in a managed mix of equity and debt securities of predominately U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S.
government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the Fund invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may use derivatives solely for hedging purposes. These may include options, futures, swaps and forward currency contracts.

The Fund will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

-------------------------------------------------------------------------------
                                                                 STOCK FUNDS
-------------------------------------------------------------------------------

The STOCK INDEX FUND seeks its objective by investing in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. Under normal market conditions, the Fund invests at least 90% of its assets in securities comprising the S&P 500 Index.

The Stock Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between its total return before expenses and the total return of the S&P 500 Index. The Fund's ability to match the investment performance of the S&P 500 Index may be affected by, among other things, Fund expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the S&P 500 Index is calculated and the timing, frequency and size of cash flows into and out of the Fund. The Fund's advisers regularly monitor the Fund's correlation to the S&P 500 Index. In the unlikely event that the Fund cannot achieve a correlation of at least 95%, the Fund's Trustees will consider alternative arrangements.

In the future, the Stock Index Fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.

In seeking to replicate the performance of the S&P 500 Index, the Stock Index Fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The Fund may also lend its portfolio securities. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Stock Index Fund may invest not more than 10% of its total assets under normal market conditions in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the Fund.

The EQUITY INCOME FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

-------------------------------------------------------------------------------
What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.
-------------------------------------------------------------------------------

The EQUITY VALUE FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are trading at low valuations relative to market and/or historical levels. These stocks tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that the stock is less expensive than average relative to the company's earnings or book value, respectively. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The portfolio managers of the EQUITY INCOME FUND and EQUITY VALUE FUND use a "bottom up" value-oriented approach in selecting investments for the Funds. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goals.

The GROWTH & INCOME FUND invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund also may select securities based on their potential to generate current income. The Fund emphasizes securities of growing, financially stable and undervalued companies. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The EQUITY GROWTH FUND invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. Under normal circumstances the Fund invests at least 65% of its assets in equity securities. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds.

-------------------------------------------------------------------------------
What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as computers and pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons.
-------------------------------------------------------------------------------

The SPECIAL EQUITY FUND invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $1 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund utilizes two growth-style managers and two value-oriented managers. The Fund is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor.

Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.

The AGGRESSIVE EQUITY FUND invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. As a result, the value of shares of this Fund may be very volatile.

The portfolio managers of the GROWTH & INCOME FUND, EQUITY GROWTH FUND, SPECIAL EQUITY FUND and AGGRESSIVE EQUITY FUND use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

The INTERNATIONAL EQUITY FUND invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances the Fund invests at least 65% of its assets in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts solely for hedging purposes.

The portfolio managers of the International Equity Fund use a "bottom up" approach in which stock selection is based on indepth local research. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth. The managers blend their basic, fundamental approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

                                     * * *

Each of the Stock Funds may use derivatives solely for hedging purposes. These may include options, futures, swaps and forward currency contracts.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds will use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

-------------------------------------------------------------------------------
                                                   STRATEGIC ALLOCATION FUNDS
-------------------------------------------------------------------------------

Each Strategic Allocation Fund invests in a combination of the Funds (other than the Balanced Fund and the Stock Index Fund) described above in this prospectus. This policy of investing in the other Funds is a fundamental policy that cannot be changed without shareholder approval. Diversified selects the combination and amount of underlying Funds based on each Strategic Allocation Fund's investment objective.

The following chart shows target allocations for the assets of each Strategic Allocation Fund among the Money Market, Bond and Stock Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. Under severe market conditions, Diversified also may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund. For specific allocations to the underlying Funds, see Appendix A.


                                     ------------------- ------------------- --------------------
                                        MONEY MARKET            BOND                STOCK
                                            FUND                FUNDS               FUNDS
------------------------------------ ------------------- ------------------- --------------------
           SHORT HORIZON                    10%                  80%                  10%
------------------------------------ ------------------- ------------------- --------------------
    SHORT/INTERMEDIATE HORIZON             None                  70%                  30%
------------------------------------ ------------------- ------------------- --------------------
       INTERMEDIATE HORIZON                None                  50%                  50%
------------------------------------ ------------------- ------------------- --------------------
     INTERMEDIATE/LONG HORIZON             None                  30%                  70%
------------------------------------ ------------------- ------------------- --------------------
           LONG HORIZON                    None                 None                  100%
------------------------------------ ------------------- ------------------- --------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer (although certain diversification requirements under the Internal Revenue Code still apply). Each Strategic Allocation Fund invests in the underlying Funds, which are diversified.

-------------------------------------------------------------------------------
                                                                       RISKS
-------------------------------------------------------------------------------

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may receive little or no return on your investment in the Funds. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a Fund investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

VALUE INVESTING. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, Funds with a value orientation may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor.

SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held by the Special Equity Fund are likely to be particularly susceptible to the risks of small cap companies.

FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     o The International Equity Fund and the Balanced Fund may invest in issuers located in emerging, or developing, markets.

          o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

          o All of the risks of investing in foreign securities are heightened by investing in developing countries.

          o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods.

PREPAYMENT RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities such as the following:

     o protecting against a decline in value of a Fund's current or anticipated securities holdings;

     o    as a substitute for buying or selling portfolio holdings; and

     o    seeking to generate income to offset expenses or increase return.

A hedge is designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

STRATEGIC ALLOCATION FUNDS. Each Strategic Allocation Fund invests solely in the underlying Funds, as a matter of fundamental policy. As a result, each Strategic Allocation Fund's performance is directly related to the performance of the underlying Funds, and investors in the Strategic Allocation Funds are subject to all of the risks associated with investments in the underlying Funds.

YEAR 2000 RISK. The Funds could be adversely affected if the computer systems used by the Funds or their service providers are not programmed to accurately process information on or after January 1, 2000. Diversified's owner, AEGON, has adopted and has in place a Year 2000 Assessment and Planning Project to review and analyze its internal information technology and systems to determine if they are Year 2000 compatible and to assess Year 2000 issues relating to third parties with whom it has critical relationships. AEGON has tested and modified, where necessary, substantially all of its critical internal information technology systems. AEGON will continue to test non-critical systems throughout 1999. However, to mitigate the effect of outside influences upon the success of the project, AEGON has undertaken communications with its significant customers, suppliers and other third parties to determine their Year 2000 compatibility and readiness. AEGON has received written confirmation from several vendors regarding their Year 2000 status and continues to work with its business partners to ensure that systems can properly interface.

The primary equipment and electronic devices AEGON uses are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, AEGON has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond. This undertaking has been substantially completed for all operations.

AEGON is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

Since the Year 2000 computer problem and its resolution is complex and multifaceted, the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that systems or equipment addresses Year 2000 date data prior to the Year 2000). Even with appropriate and diligent pursuit of a well-conceived project, including testing procedures, there is no certainty that any company will achieve complete success. Notwithstanding the efforts or results of AEGON and the Funds, their ability to function unaffected to and through Year 2000 may be adversely affected by actions (or failures to act) of third parties beyond their knowledge or control.

The Funds also could be adversely affected if the issuers of securities held by the Funds do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems. To the extent that a Fund invests in foreign securities, it may be particularly susceptible to these Year 2000 problems. The Funds consider these factors when investing in securities.

GENERAL INFORMATION

DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Strategic Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities.

-------------------------------------------------------------------------------
What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12B-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.
-------------------------------------------------------------------------------

INVESTMENT STRUCTURE. Each Fund (except for the Strategic Allocation Funds) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

SHARE CLASSES. Each of the Money Market, High-Yield Bond, Equity Value, Equity Growth, Special Equity and International Equity Funds currently offers three classes of shares. Diversified Class shares are described in this prospectus. The other two classes of shares, Stephens Premium Class shares and Stephens Institutional Class shares, may have different expenses, which may affect the performance of those shares. Call the Distributor at (800) 926-0044 for more information.

ADDITIONAL PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its yield and/or total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. The current yield for a Fund will be calculated by dividing net investment income per share during a recent 30-day period (7-day period for the Money Market Fund) by the net asset value per share on the last day of the period and annualizing the result. Total return refers to the change over a stated period in the value of an investment in a Fund, reflects any change in net asset value and is compounded to include the value of any shares purchased with dividends or capital gains declared during the period. Yield reflects only net income as of a stated time, while total return reflects all components of investment return over a stated period of time. For more information about the calculation of yield and total return, see the Statement of Additional Information.

Please note that the investment results of each Fund will fluctuate over time. All performance information is historical and should not be considered a representation of what an investment in the Funds may earn in the future.

-------------------------------------------------------------------------------
                                                                TOTAL RETURNS
-------------------------------------------------------------------------------

Before the Funds and Portfolios commenced operations, the assets that were contributed to certain Portfolios were managed in Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of
New York). The total return for each Fund (other than the High-Yield Bond, Stock Index, Equity Value and Aggressive Equity Funds) for any period which includes a period prior to the contribution by the Pooled Separate Account will reflect the performance of the Pooled Separate Account. Pooled Separate Account performance will only be included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices and was managed in a manner that are in all material respects the same as for the applicable Fund. This Pooled Separate Account performance will be adjusted to reflect current Fund fees and expenses, after waivers and reimbursements. The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the Pooled Separate Accounts had been so registered, investment performance might have been adversely affected.

As of December 31, 1998, the average annual total returns for each of the following Funds, including the Pooled Separate Accounts referred to above, were as follows:


---------------------------------------------------------------------------------------------
                                                                                    FOR THE
                                                                                    PERIOD
                                         FOR THE    FOR THE   FOR THE    FOR THE     SINCE
                                           YEAR     3 YEARS   5 YEARS   10 YEARS   INCEPTION
                              INCEPTION   ENDED      ENDED     ENDED      ENDED     THROUGH
                                DATE    12/31/98   12/31/98   12/31/98  12/31/98   12/31/98
---------------------------------------------------------------------------------------------
MONEY MARKET                   11/78       4.91%      4.92%      4.74%      5.17%      7.52%
---------------------------------------------------------------------------------------------
HIGH QUALITY BOND               7/90       6.08%      5.23%      5.56%       --        6.46%
---------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND    7/90       6.47%      5.64%      5.56%       --        7.06%
---------------------------------------------------------------------------------------------
GOVERNMENT/CORPORATE BOND       1/78       7.13%      5.98%      6.69%      8.76%      8.74%
---------------------------------------------------------------------------------------------
HIGH-YIELD BOND                 8/95       2.20%      8.11%       --         --        8.87%
---------------------------------------------------------------------------------------------
BALANCED                       12/92      11.81%     15.59%     14.47%       --       14.23%
---------------------------------------------------------------------------------------------
EQUITY INCOME                   1/78      12.47%     19.69%     18.10%     14.92%     14.49%
---------------------------------------------------------------------------------------------
EQUITY VALUE                    4/96      10.79%       --         --         --       15.67%
---------------------------------------------------------------------------------------------
GROWTH & INCOME                 1/86      34.63%     29.98%     22.87%     17.41%     16.50%
---------------------------------------------------------------------------------------------
EQUITY GROWTH                   3/93      35.97%     26.60%     20.20%       --       18.37%
---------------------------------------------------------------------------------------------
SPECIAL EQUITY                  1/86       3.10%     17.72%     18.21%     16.75%     15.78%
---------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY               4/96      41.79%       --         --         --       18.09%
---------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY           12/92      10.47%     11.11%     10.16%       --       13.50%
---------------------------------------------------------------------------------------------
SHORT HORIZON STRATEGIC
 ALLOCATION FUND                6/96       6.35%       --         --         --        7.70%
---------------------------------------------------------------------------------------------
SHORT/INTERMEdIATE HORIZON
 STRATEGIC ALLOCATION FUND      4/98        --        --        --         --         --
---------------------------------------------------------------------------------------------
INTERMEDIAtE HORIZON
 STRATEGIC ALLOCATION FUND      6/96      12.31%      --        --         --         12.75%
---------------------------------------------------------------------------------------------
INTERMEDIATE/LONG HORIZON
 STRATEGIC ALLOCATION FUND      6/96      14.05       --        --         --         15.86
---------------------------------------------------------------------------------------------
LONG HORIZON STRATEGIC
 ALLOCATION FUND                4/98       --         --        --         --         --
---------------------------------------------------------------------------------------------

The Stock Index Fund began operations on March 1, 1999 and therefore had no performance history as of December 31, 1998.

-------------------------------------------------------------------------------
                     COMPOSITE PERFORMANCE OF DIVERSIFIED AND THE SUBADVISERS
-------------------------------------------------------------------------------

The table below shows total returns calculated for all private accounts and collective investment vehicles managed by Diversified during the periods indicated with investment objectives, policies and restrictions substantially similar to the Strategic Allocation Funds and which have been managed as these Funds are managed. Diversified has managed these collective investment vehicles since October 1, 1992. The returns are adjusted to assume that all charges, expenses and fees of the Strategic Allocation Funds which are presently in effect were deducted during the periods.

The average annual total returns at December 31, 1998 for all such private accounts and collective investment vehicles managed by Diversified, adjusted to assume that all charges, expenses and fees presently in effect were deducted, are as follows:


--------------------------------------------------------------------------------------------------
                                           INCEPTION                                     SINCE
                                              DATE      1 YEAR    3 YEARS    5 YEARS   INCEPTION
--------------------------------------------------------------------------------------------------
SHORT HORIZON
 STRATEGIC ALLOCATION FUND                   10/92        6.35%     6.30%     6.58%      6.70%
--------------------------------------------------------------------------------------------------
SHORT/INTERMEDIATE HORIZON STRATEGIC
 ALLOCATION FUND*                             5/98         --         --       --         --
--------------------------------------------------------------------------------------------------
INTERMEDIATE HORIZON
 STRATEGIC ALLOCATION FUND                   10/92     12.31%    11.74%     10.72%     10.95%
--------------------------------------------------------------------------------------------------
INTERMEDIATE/LONG HORIZON STRATEGIC
 ALLOCATION FUND                             10/92     14.05%    16.24%     14.59%     14.87%
--------------------------------------------------------------------------------------------------
LONG HORIZON
 STRATEGIC ALLOCATION FUND*                   5/98        --          --          --          --
--------------------------------------------------------------------------------------------------

  *  This Fund is newly organized.

See Appendix C for the past performance of the subadvisers to the High-Yield Bond Fund, Equity Value Fund, Growth & Income Fund, Equity Growth Fund and Aggressive Equity Fund in managing substantially similar accounts.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand each Fund's performance and other financial information for the fiscal periods indicated. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose report is included in the Funds' annual report. The Funds' annual report is incorporated into this registration statement by reference. Copies of the Funds' annual report may be obtained without charge by calling (800)926-0044.

   For the average shares outstanding for each year:

                                                                                  MONEY MARKET
                                                                               FOR THE YEAR ENDED

                                                            1998            1997            1996         1995        1994
                                                       --------------  -------------   ------------  -----------  ----------
Net asset value, beginning of period........           $   10.26       $   10.11        $     9.83    $   9.61     $ 10.00
                                                       --------------  -------------   ------------  -----------  ----------
Income from investment operations:
 Net investment income......................                  0.51            0.51            0.19        0.31        0.66
 Net gains on investments
  (both realized and unrealized)............                   --            (0.01)           0.30        0.22       (0.39)
Total from investment operations............                  0.51            0.50            0.49        0.53        0.27
                                                       --------------  -------------   ------------  -----------  ----------
Less:  Dividends and distributions from:
 Net investment income......................                 (0.33)          (0.35)          (0.19)      (0.31)      (0.66)
 Net realized gain on investments...........                   --              --              --          --          --
 Tax return of capital......................                 (0.00)**          --            (0.02)        --          --
Total dividends and distributions...........                 (0.33)          (0.35)          (0.21)      (0.31)      (0.66)
Net asset value, end of period..............           $     10.44     $     10.26      $    10.11    $   9.83     $  9.61
Total return................................                  4.91%           4.98%           4.87%       5.50%       3.45%
                                                       ==============  =============   ============  ===========   =========

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period....................           $63,979,337     $21,513,791      $3,783,802    $113,491     $25,092
Ratio of expenses to average net assets,
 including expenses of the Series                             0.97%           1.12%           4.35%      67.48%      59.21%
 Portfolios.................................



Ratio of expenses to average net assets,
 including expenses of the Series                             0.80%           0.80%           0.80%       0.76%       0.51%
Portfolios (net of reimbursement)...........
Ratio of net investment  income to
average net assets..........................                  4.65%           4.55%           1.20%     (61.47)%    (55.80)%
Ratio of net investment  income to
average net assets (net of
reimbursement)..............................                  4.82%           4.87%           4.76%       5.24%       2.90%



------------------------------
  *  Annualized
 **  Less than one penny per share
 (1) Commencement of operations July 1, 1994
 (2) Commencement of operations February 22, 1996
 (3) Commencement of operations June 13, 1996
 (4) Commencement of operations June 11, 1996
 (5) Commencement of operations January 30, 1996
 (6) Commencement of operations January 18, 1996

   For the average shares outstanding for each year:

                                                                       HIGH QUALITY BOND(1)
                                                                        FOR THE YEAR ENDED

                                                              1998            1997        1996         1995        1994
                                                        -------------   ------------- ----------    ---------   ---------
Net asset value, beginning of period.........           $     11.13      $    10.89       10.61     $   9.87    $  10.00
                                                        -------------   ------------- ----------    ---------   ---------
Income from investment operations:
 Net investment income.......................                  0.61            0.63        0.20         0.42        0.18
 Net gains on investments
  (both realized and unrealized).............                  0.06           (0.07)       0.28         0.74       (0.12)
Total from investment operations.............                  0.67            0.56        0.48         1.16        0.06
                                                        -------------   -------------  ---------    ---------   ---------

Less:  Dividends and  distributions from:
 Net investment income.......................                 (0.41)          (0.32)      (0.20)       (0.42)      (0.18)
 Net realized gain on investments............                    --             --          --           --          --
 Tax return of capital.......................                    --           (0.00)**      --           --        (0.01)
Total dividends and distributions............                 (0.41)          (0.32)      (0.20)       (0.42)      (0.19)
Net asset value, end of period...............           $     11.39      $    11.13     $  10.89       10.61    $   9.87
Total return.................................                  6.08%           5.11%        4.51%      11.85%       0.67%
                                                        =============   =============   ========    =========   =========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.....................           $21,031,334      $8,480,842     $966,031     $71,167     $20,872
Ratio of expenses to average net assets,
 including expenses of the Series
 Portfolios..................................                  1.22%           1.77%       12.60%      91.16%     284.62%*
Ratio of expenses to average net assets,
 including  expenses of the Series
 Portfolios (net of reimbursement)...........                  1.00%           1.00%        0.98%       1.00%       0.55%*
Ratio of net investment income to average
net assets...................................                  5.05%           4.81%        5.58%     (83.53)%   (279.12)%*
Ratio of net investment income to average
net assets (net of reimbursement)............                  5.27%           5.58%        6.03%       6.63%       4.96%*


------------------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations July 1, 1994
(2) Commencement of operations February 22, 1996
(3) Commencement of operations June 13, 1996
(4) Commencement of operations June 11, 1996
(5) Commencement of operations January 30, 1996
(6) Commencement of operations January 18, 1996

   For the average shares outstanding for each year:

                                                INTERMEDIATE GOVERNMENT BOND(2)
                                                       FOR THE YEAR ENDED

                                                 1998           1997          1996
                                             ------------   -----------     ---------
Net asset value, beginning of period.....    $    10.67     $    10.21      $  10.00
                                             ------------   -----------     ---------
Income from investment operations:
 Net investment income...................          0.54           0.54          0.14
 Net gains on investments
  (both realized and unrealized).........          0.15           0.16          0.22
Total from investment operations.........          0.69           0.70          0.36
                                             ------------    ----------     ---------

Less:  Dividends and  distributions from:
 Net investment income...................          (0.37)        (0.24)        (0.14)
 Net realized gain on investments........          (0.01)          --            --
 Tax return of capital...................          (0.00)**       0.00)**      (0.01)
Total dividends and distributions........          (0.38)        (0.24)        (0.15)
Net asset value, end of period...........    $     10.98    $    10.67      $  10.21
Total return.............................           6.47%         6.88%         4.15%*
                                             ============   ============    =========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.................    $25,893,328    $8,515,888      $893,261
Ratio of expenses to average net assets,
 including expenses of the Series                   1.19%         1.91%        17.46%*
 Portfolios..............................
Ratio of expenses to average net assets,
 including expenses of the Series                   1.00%         1.00%         0.94%*
 Portfolios (net of reimbursement).......
Ratio of net  investment  income to average
  net assets.............................           4.65%         4.13%       (11.28)%*
Ratio of net investment income to average
   net assets (net of reimbursement).....           4.84%         5.05%         5.24%*


------------------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations July 1, 1994
(2) Commencement of operations February 22, 1996
(3) Commencement of operations June 13, 1996
(4) Commencement of operations June 11, 1996
(5) Commencement of operations January 30, 1996
(6) Commencement of operations January 18, 1996

   For the average shares outstanding for each year:

                                                                           GOVERNMENT/CORPORATE BOND(1)
                                                                                FOR THE YEAR ENDED

                                                           1998             1997         1996          1995           1994
                                                       ------------   -------------  ------------   -----------   -----------
Net asset value, beginning of period..........         $     12.27       $  11.69    $    11.60     $   9.91       $  10.00
                                                       ------------   -------------  ------------   -----------   -----------
Income from investment operations:
 Net investment income........................                0.68           0.72          0.22         0.30           0.19
 Net gains on investments
  (both realized and unrealized)..............                0.20           0.24          0.10         1.71          (0.09)
Total from investment operations..............                0.88           0.96          0.32         2.01           0.10
                                                       ------------   -------------  ------------   -----------   -----------

Less: Dividends and distributions from:
 Net investment income........................               (0.54)         (0.38)        (0.23)       (0.28)         (0.19)
 Net realized gain on investments                            (0.01)**         --            --         (0.04)           --
 Tax return of capital........................               (0.00)**       (0.00)**        --           --             --
Total dividends and distributions.............               (0.55)         (0.38)        (0.23)       (0.32)         (0.19)
Net asset value, end of period................         $     12.60       $  12.27    $    11.69     $  11.60       $   9.91
Total return..................................                7.13%          8.14%         2.74%       20.30%          1.10%
                                                       =============  =============  ============   ===========   ===========

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period......................         $65,605,780    $21,504,827    $2,056,127     $175,079       $22,937
Ratio of expenses to average net assets,
 including expenses of the Series                             1.05%          1.32%         7.50%       56.91%       257.24%*
 Portfolios...................................
Ratio of expenses to average net assets,
 including expenses of the Series Portfolios                  1.00%          1.00%         0.99%        0.85%         0.54%*
 (net of reimbursement).......................
Ratio of net investment income to average net                 5.30%          5.52%         0.66%      (50.11)%     (251.51)%*
 assets.......................................
Ratio of net investment income to average net                 5.35%          5.85%         5.85%        5.92%         5.18%*
 assets (net of reimbursement)................


------------------------------
 *   Annualized
**   Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2) Commencement of operations February 22, 1996
(3) Commencement of operations June 13, 1996
(4) Commencement of operations June 11, 1996
(5) Commencement of operations January 30, 1996
(6) Commencement of operations January 18, 1996

   For the average shares outstanding for each year:


                                                                                 BALANCED(1)
                                                                             FOR THE YEAR ENDED

                                                             1998           1997          1996        1995        1994
                                                       -------------   ------------   -----------  ---------   ---------
Net asset value, beginning of period.........          $      14.58    $     13.27    $    12.04   $  10.05    $  10.00
                                                       -------------   ------------   -----------  ---------   ---------
Income from investment operations:
 Net investment income.......................                  0.40           0.44          0.21       0.24        0.07
 Net gains on investments
  (both realized and unrealized)                               1.31           2.02          1.77       2.61        0.07
Total from investment operations.............                  1.71           2.46          1.98       2.85        0.14
                                                       -------------   ------------   -----------   --------   ---------

Less: Dividends and distributions from:
 Net investment income.......................                 (0.29)         (0.91)        (0.21)     (0.24)      (0.07)
 Net realized gain on investments                             (0.25)         (0.24)        (0.54)     (0.51)        --
 Tax return of capital.......................                   --             --            --       (0.11)      (0.02)
Total dividends and distributions                             (0.54)         (1.15)        (0.75)     (0.86)      (0.09)
Net asset value, end of period...............          $      15.75    $     14.58    $    13.27   $  12.04    $  10.05
Total return.................................                 11.81%         18.67%        16.39%     28.47%       1.43%
                                                       =============   ============   ===========  =========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.....................          $103,470,279    $49,014,319    $5,182,113    $895,351   $151,629
Ratio of expenses to average net assets,
 including expenses of the Series
 Portfolios..................................                  1.11%          1.21%         3.08%       9.95%     71.47%*
Ratio of expenses to average net assets,
 including expenses of the Series Portfolios                   1.10%          1.10%         0.97%       0.87%      0.49%*
 (net of reimbursement)......................
Ratio of net investment income to average net                  2.57%          2.88%         0.78%      (5.68)%   (68.13)%*
 assets......................................
Ratio of net investment  income to average net                 2.58%          2.99%         2.98%       3.40%      2.86%*
 assets (net of reimbursement)...............


------------------------------
 *   Annualized
**   Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

   For the average shares outstanding for each year:

                                                                             EQUITY INCOME(1)
                                                                            FOR THE YEAR ENDED

                                                        1998             1997          1996        1995        1994
                                                   -------------   -------------   -----------  ----------   ---------
Net asset value, beginning of period.........      $      19.22    $     15.25     $    13.09   $    9.93    $ 10.00
                                                   -------------   -------------   -----------  ----------   ---------
Income from investment operations:
 Net investment income.......................              0.35           0.32           0.16        0.16       0.09
 Net gains on investments
  (both realized and unrealized)                           2.02           4.14           2.18        3.28      (0.07)
Total from investment operations.............              2.37           4.46           2.34        3.44       0.02
                                                   -------------   -------------   -----------   ---------   ---------

Less: Dividends and distributions from:
 Net investment income.......................             (0.28)         (0.20)         (0.14)      (0.16)     (0.09)
 Net realized gain on investments............             (0.36)         (0.29)         (0.04)      (0.04)       --
 Tax return of capital.......................             (0.02)          --              --        (0.08)       --
Total dividends and distributions............             (0.66)         (0.49)         (0.18)      (0.28)     (0.09)
Net asset value, end of period...............      $      20.93    $     19.22     $    15.25    $  13.09    $  9.93
Total return.................................             12.47%         29.31%         17.91%      34.62%      0.24%
                                                   =============   =============   ===========   =========   =========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.....................      $124,478,213    $62,936,623     $7,455,379    $590,381    $70,855
Ratio of expenses to average net assets,
 including expenses of the Series
 Portfolios..................................              1.09%         1.20%           3.22%      17.88%    106.54%*
Ratio of expenses to average net assets,
 including expenses of the Series Portfolios               1.00%         1.00%           1.00%       0.90%      0.42%*
 (net of reimbursement)......................
Ratio of net investment income to average net              1.63%         1.51%           0.11%     (14.15)%  (103.39)%*
 assets......................................
Ratio of net investment  income to average net             1.72%         1.71%           2.33%       2.82%      2.74%*
 assets (net of reimbursement)...............


------------------------------
 *   Annualized
**   Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

   For the average shares outstanding for each year:

                                                             EQUITY VALUE(3)
                                                           FOR THE YEAR ENDED

                                                      1998            1997         1996
                                                 ------------    ------------   ----------
Net asset value, beginning of period             $     12.27     $     10.75    $  10.00

Income from investment operations:
 Net investment income..................                0.13            0.12        0.02
 Net gains on investments
  (both realized and unrealized)........                1.17            2.17        0.86
Total income from investment operation..                1.30            2.29        0.88
                                                 ------------     ------------  ----------
Less:  Dividends and distributions from:
 Net investment income..................               (1.07)          (0.71)      (0.01)
 Net realized gain on investments                      (0.12)          (0.06)      (0.12)
 Tax return of capital..................                 --              --          --
Total dividends and distributions                      (1.19)          (0.77)      (0.13)
Net asset value, end of period..........         $     12.38     $     12.27    $  10.75
Total return............................               10.79%          21.43%      16.61%*
                                                 ============    =============  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period................         $54,085,925     $21,309,839    $385,208
Ratio of expenses to average net assets,
 including expenses of the Series                       1.28%           1.66%      56.35%*
 Portfolios.............................
Ratio of expenses to average net assets,
 including expenses of the Series                       1.10%           1.10%       1.07%*
 Portfolios (net of reimbursement)......
Ratio of net investment income to average
 net assets.............................                0.80%           0.36%     (54.60)%*
Ratio of net investment income to average
 net assets (net of reimbursement)......                0.98%           0.93%       1.09%*


------------------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations July 1, 1994
(2) Commencement of operations February 22, 1996
(3) Commencement of operations June 13, 1996
(4) Commencement of operations June 11, 1996
(5) Commencement of operations January 30, 1996
(6) Commencement of operations January 18, 1996

   For the average shares outstanding for each year:

                                                                        GROWTH & INCOME(1)
                                                                        FOR THE YEAR ENDED

                                                    1998             1997           1996          1995       1994
                                               -------------    -------------   ------------   ---------   -------
Net asset value, beginning of period....       $      18.16     $     13.78     $    11.47     $ 10.22     $ 10.00

Income from investment operations:
 Net investment income..................              (0.05)           0.02           0.19        0.06        0.03
 Net gains on investments
  (both realized and unrealized)........               6.32            4.67           2.29        3.18        0.22
Total from investment operations........               6.27            4.69           2.48        3.24        0.25
                                               --------------   -------------   ------------   ---------   --------
Less:  Dividends and distributions from:
 Net investment income..................              (0.01)          (0.06)         (0.15)      (0.06)      (0.03)
 Net realized gain on investments                     (0.01)          (0.25)         (0.02)      (0.95)        --
 Tax return of capital..................              (0.42)            --             --        (0.98)        --
Total dividends and distributions                     (0.44)          (0.31)         (0.17)      (1.99)      (0.03)
Net asset value, end of period..........       $      23.99     $     18.16     $    13.78    $  11.47     $ 10.22
Total return............................              34.63%          34.14%         21.61%      32.11%       2.49%
                                               ==============   =============   ============  =========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period................       $200,946,409     $61,020,784     $5,483,747    $443,638     $60,475
Ratio of expenses to average net assets,
 including expenses of the Series                      1.24%           1.39%          3.99%      21.71%    (140.33)%*
 Portfolios.............................
Ratio of expenses to average net assets,
 including expenses of the Series                      1.15%           1.15%          1.14%       1.03%       0.43%*
 Portfolios (net of reimbursement)
Ratio of net investment income to average             (0.32)%         (0.15)%        (2.38)%    (19.66)%   (138.93)%*
 net assets.............................
Ratio of net investment income to
 average net assets (net of
 reimbursement).........................              (0.22)%          0.10%          0.47%       1.02%       0.97%*


------------------------------
 *   Annualized
**   Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

   For the average shares outstanding for each year:

                                                                         EQUITY GROWTH(1)
                                                                        FOR THE YEAR ENDED

                                                   1998            1997          1996           1995       1994
                                              --------------   ------------   ------------   ----------  ---------
Net asset value, beginning of period......    $       17.73    $     14.50    $    13.36     $ 11.35     $ 10.00
                                              --------------   ------------   ------------   ----------  ---------
Income from investment operations:
 Net investment income....................            (0.07)         (0.03)         --          0.01       (0.01)
 Net gains on investments
  (both realized and unrealized)..........             6.41           3.85          2.41        2.09        1.36
Total from investment operations..........             6.34           3.82          2.41        2.10        1.35

Less:  Dividends and distributions from:
 Net investment income....................            (0.09)         (0.26)          --        (0.01)        --
 Net realized gain on investments                     (0.66)         (0.33)        (1.18)        --          --
 Tax return of capital....................              --           (0.00)**      (0.09)      (0.08)        --
Total dividends and distributions                     (0.75)         (0.59)        (1.27)      (0.09)        --
Net asset value, end of period............     $      23.32    $     17.73    $    14.50    $  13.36    $  11.35
Total return..............................            35.97%         26.54%        17.93%      18.50%      13.58%
                                               =============   ============    ===========  =========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period..................     $150,958,507    $57,186,689    $3,859,931    $618,317    $120,370
Ratio of expenses to average net assets,
 including expenses of the Series                      1.26%          1.37%         4.34%      14.34%      70.79%*
 Portfolios...............................
Ratio of expenses to average net assets,
 including expenses of the Series                      1.24%         1.25%          1.20%       1.01%       0.42%*
 Portfolios (net of reimbursement)........
Ratio of net investment income to average             (0.38)%       (0.31)%        (3.64)%    (13.13)%    (71.00)%*
 net assets...............................
Ratio of net investment income to average             (0.36)%       (0.19)%         0.50%       0.20%      (0.21%)*
 net assets (net of reimbursement)........


------------------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations July 1, 1994
(2) Commencement of operations February 22, 1996
(3) Commencement of operations June 13, 1996
(4) Commencement of operations June 11, 1996
(5) Commencement of operations January 30, 1996
(6) Commencement of operations January 18, 1996

   For the average shares outstanding for each year:




                                                                         SPECIAL EQUITY(1)
                                                                        FOR THE YEAR ENDED

                                                        1998            1997        1996         1995       1994
                                                   --------------  ------------  -----------  ----------  ---------
Net asset value, beginning of period...........     $   20.56      $     17.09   $    13.95   $  10.75    $  10.00
                                                   --------------  ------------  -----------  ----------  ---------
Income from investment operations:
 Net investment income.........................            (0.09)        (0.04)         --         --         --
 Net gains on investments
  (both realized and unrealized)...............             0.72          4.41         3.58       4.43       0.84
Total from investment operations...............             0.63          4.37         3.58       4.43       0.84
                                                   --------------  ------------  -----------  ---------   ---------
Less: Dividends and distributions from:
 Net investment income.........................            (0.07)        (0.39)         --         --         --
 In excess of net investment income                          --            --         (0.03)       --         --
 Net realized gain on investments                          (0.05)        (0.51)       (0.38)     (0.89)     (0.09)
 In excess of net realized gain on
  investments..................................              --            --           --         --         --
Tax return of capital..........................            (0.09)          --         (0.03)     (0.34)       --
Total dividends and distributions                          (0.21)        (0.90)       (0.44)     (1.23)     (0.09)
Net asset value, end of period.................    $       20.98   $     20.56   $    17.09   $  13.95    $ 10.75
Total return...................................             3.10%        25.82%       25.76%     41.50%      8.54%
                                                   ==============  ============  ===========  =========   =========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.......................     $125,863,140   $63,237,963   $7,736,347   $600,294    $87,705
Ratio of expenses to average net assets,
 including expenses of the Series                           1.46%         1.57%        3.63%     15.76%     99.91%*
 Portfolios....................................
Ratio of expenses to average net assets,
 including  expenses  of the Series Portfolios              1.45%         1.50%        1.49%      1.33%      0.54%*
 (net of reimbursement)........................
Ratio of net investment income to average
 net assets....................................            (0.47)%       (0.26)%      (2.48)%   (14.58)%   (99.33)%*
Ratio of net investment income to average
 net assets (net of reimbursement).............            (0.46)%       (0.18)%      (0.34)%    (0.18)%     0.04%*


-------------------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations July 1, 1994
(2) Commencement of operations February 22, 1996
(3) Commencement of operations June 13, 1996
(4) Commencement of operations June 11, 1996
(5) Commencement of operations January 30, 1996
(6) Commencement of operations January 18, 1996

   For the average shares outstanding for each year:


                                                            AGGRESSIVE EQUITY(4)
                                                             FOR THE YEAR ENDED

                                                         1998           1997        1996
                                                    ------------    -----------  -----------
Net asset value, beginning of period                $     10.00     $    9.43    $  10.00
                                                    ------------    -----------  -----------
Income from investment operations:
 Net investment income..........................          (0.09)        (0.06)       0.05
 Net gains on investments
  (both realized and unrealized)................           4.24          0.63       (0.58)
Total from investment operations................           4.15          0.57       (0.53)
                                                    ------------   -----------   -----------
Less: Dividends and distributions from:
 Net investment income..........................            --            --        (0.04)
 Net realized gain on investments...............          (0.00)**        --          --
 In excess of net realized gain on investments..            --            --          --
 Tax return of capital..........................          (0.31)          --          --
Total dividends and distributions...............          (0.31)          --        (0.04)
Net asset value, end of period..................    $     13.84    $    10.00    $   9.43
Total return....................................          41.79%         6.13%      (9.51)%*
                                                    ============   ===========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period........................    $34,154,980    $8,855,719    $326,476
Ratio of expenses to average net assets,
 including expenses of the Series
 Portfolios.....................................           1.87%         2.70%      64.34%*
Ratio of expenses to average net assets,
 including expenses of the Series
 Portfolios (net of reimbursement)..............           1.50%         1.43%       1.41%*
Ratio of net investment income to average
 net assets.....................................          (1.19)%       (1.81)%    (64.36)%*
Ratio of net investment income to average
 net assets (net of reimbursement)..............          (0.82)%       (0.54)%     (1.05)%*


------------------------------
 *   Annualized
 **  Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

   For the average shares outstanding for each year:

                                                            HIGH YIELD BOND(5)
                                                            FOR THE YEAR ENDED

                                                      1998            1997         1996
                                                   ------------   -----------   --------
Net asset value, beginning of period...........    $     11.38    $   10.68     $ 10.00
                                                   ------------   -----------   --------
Income from investment operations:
 Net investment income.........................           0.96         0.94        0.21
 Net gains on investments                                (0.70)        0.37        0.66
  (both realized and unrealized)...............
Total from investment operations...............           0.26         1.31        0.87
                                                   ------------   ----------    --------
                                                         (0.08)       (0.58)      (0.19)
Less: Dividends and distributions from:
 Net investment income.........................            --           --          --
 Net realized gain on investments..............          (0.01)       (0.03)        --
 In excess of net realized gain on investments.            --           --          --
Tax return of capital..........................            --           --          --
Total dividends and distributions..............          (0.09)       (0.61)      (0.19)
Net asset value, end of period.................    $     11.55    $   11.38    $  10.68
Total return...................................           2.20%       12.28%       9.50%*
                                                   ============   ==========   =========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.......................    $22,994,590   $8,430,804    $738,100
Ratio of expenses to average net assets,
 including expenses of the Series
 Portfolios....................................           1.40%        1.88%      25.60%*
Ratio of expenses to average net assets,
 including expenses of the Series
 Portfolios (net of reimbursement).............           1.10%        1.10%       1.10%*
Ratio of net investment income to average
 net assets....................................           7.89%        7.44%     (16.15)%*
Ratio of net investment income to average
 net assets (net of reimbursement).............           8.19%        8.22%       8.35%*


------------------------------
 *   Annualized
**   Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

   For the average shares outstanding for each year:

                                                                INTERNATIONAL EQUITY(6)
                                                                  FOR THE YEAR ENDED

                                                          1998          1997            1996
                                                     ------------   ------------    -----------
Net asset value, beginning of period                 $     11.86    $      11.27    $    10.00
                                                     ------------   ------------    -----------
Income from investment operations:
 Net investment income.........................             0.06            0.04          0.01
 Net gains on investments......................             1.18            0.83          1.37
 (both realized and unrealized)................
Total from investment operations...............             1.24            0.87          1.38
                                                     ------------    -----------    -----------
                                                           (0.01)          (0.20)        (0.01)
     Less: Dividends and distributions from:
 Net investment income..........................             --              --            --
 Net realized gain on investments...............           (0.12)          (0.08)        (0.04)
 In excess of net realized gain on investments..             --              --          (0.04)
Tax return of capital...........................           (0.10)          (0.00)**      (0.02)
Total dividends and distributions...............           (0.23)          (0.28)        (0.11)
Net asset value, end of period..................     $     12.87     $     11.86    $    11.27
Total return....................................           10.47%           7.74%        14.59%*
                                                     ============    ===========    ===========

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period........................     $63,404,266     $30,063,542    $2,398,279
Ratio of expenses to average net assets,
 including expenses of the Series
 Portfolios.....................................            1.53%           1.72%         9.79%*
Ratio of expenses to average net assets,
 including expenses of the Series
 Portfolios (net of reimbursement)..............            1.40%           1.40%         1.41%*
Ratio of net investment income to average
 net assets.....................................            0.35%          (0.03)%       (7.91)%*
Ratio of net investment income to average
 net assets (net of reimbursement)..............            0.48%           0.29%         0.48%*


------------------------------
 *   Annualized
**   Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

   For the average shares outstanding for each year:

                                                               SHORT HORIZON
                                                         STRATEGIC ALLOCATION FUND
                                                            FOR THE YEAR ENDED

                                                        1998               1997        1996(1)
                                                    ------------      -----------   ------------
Net asset value, beginning of period.....           $     10.70       $    10.34    $    10.00

Income from investment operations:
 Net investment income...................                  0.44             0.49          0.18
 Net gains on investments
  (both realized and unrealized).........                  0.24             0.41          0.36
Total from investment operations.........                  0.68             0.90          0.54

Less:  Dividends and distributions from:
 Net investment income...................                 (0.41)           (0.52)        (0.18)
 Net realized gain on investments........                 (0.05)           (0.02)        (0.01)
 Tax return of capital...................                 (0.00)**           --          (0.01)
Total dividends and distributions........                 (0.46)           (0.54)        (0.20)
Net asset value, end of period...........           $     10.92       $    10.70    $    10.34
Total return.............................                  6.37%            8.69%         7.74%*
                                                    ============      ===========   ============
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.................           $13,019,430       $6,015,072    $  742,127
Ratio of expenses to average net assets..                  0.20%            0.02%         0.20%*
Ratio of net investment income to
 average net assets......................                  4.00%            4.49%        11.60%*
Ratio of net investment income to
 average net assets (net of
 reimbursement)..........................                   113%             348%          466%


------------------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations April 15, 1996
(2) Commencement of operations May 1, 1998

   For the average shares outstanding for each year:


                                           SHORT INTERMEDIATE
                                            HORIZON STRATEGIC
                                         ALLOCATION FUND FOR THE
                                             YEAR ENDED 1998(2)

Net asset value, beginning of period......        $    10.00

Income from investment operations:
 Net investment income....................              0.46
 Net gains on investments
  (both realized and unrealized)..........             (0.09)
Total from investment operations..........              0.37

Less: Dividends and distributions from:
 Net investment income....................             (0.27)
 Net realized gain on investments                      (0.06)
 Tax return of capital....................             (0.00)**
Total dividends and distributions                      (0.33)
Net asset value, end of period............        $    10.04
Total return..............................              3.73%*
                                                  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period..................        $3,657,312
Ratio of expenses to average net assets,
 including expenses of the Series                       0.20%
 Portfolios...............................
Ratio of net investment income to average
 net assets...............................              6.94%
Ratio of net investment income to average
 net assets (net of reimbursement)........               260%

------------------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations April 15, 1996
(2) Commencement of operations May 1, 1998

   For the average shares outstanding for each year:

                                                             INTERMEDIATE HORIZON
                                                          STRATEGIC ALLOCATION FUND
                                                             FOR THE YEAR ENDED

                                                       1998             1997           1996(1)
                                                 -------------     -------------   -------------
Net asset value, beginning of period...          $      10.98       $     10.32     $    10.00

Income from investment operations:
 Net investment income....................               0.34              0.48            0.13
 Net gains on investments
  (both realized and unrealized)..........               1.00              0.99            0.42
Total from investment operations..........               1.34              1.47            0.55
                                                 -------------      ------------    ------------
Less:  Dividends and distributions from:
 Net investment income....................              (0.35)            (0.72)          (0.13)
 Net realized gain on investments                       (0.14)            (0.08)          (0.10)
 Tax return of capital....................              (0.00)**          (0.01)            --
Total dividends and distributions                       (0.49)            (0.81)          (0.23)
Net asset value, end of period............       $      11.83       $     10.98      $    10.32
Total return..............................              12.27%            14.29%           7.94%*
                                                 =============      ============     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period..................        $57,365,875       $24,664,668      $2,820,072
Ratio of expenses to average net assets,
 including expenses of the Series                        0.20%             0.02%           0.02%
 Portfolios...............................
Ratio of net  investment  income to average
 net assets...............................               2.97%             4.26%          7.88%*
Ratio of net investment income to average
 net assets (net of reimbursement)........                124%              322%           469%


------------------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations April 15, 1996
(2) Commencement of operations May 1, 1998

   For the average shares outstanding for each year:

                                                     INTERMEDIATE LONG HORIZON
                                                      STRATEGIC ALLOCATION FUND
                                                           FOR THE YEAR ENDED

                                                        1998             1997         1996(1)
                                                    ------------     -----------      -----------
Net asset value, beginning of period.....           $     11.32      $     10.30      $    10.00

Income from investment operations:
 Net investment income...................                  0.28             0.09            0.09
 Net gains on investments
  (both realized and unrealized).........                  1.29             1.53            0.47
Total from investment operations.........                  1.57             1.94            0.56

Less:  Dividends and distributions from:
 Net investment income...................                 (0.39)           (0.80)          (0.09)
 Net realized gain on investments                         (0.18)           (0.11)          (0.17)
 Tax return of capital...................                 (0.00)**         (0.01)            --
Total dividends and distributions                         (0.57)           (0.92)          (0.26)
Net asset value, end of period...........           $     12.32      $     11.32      $    10.30
Total return.............................                 14.02%           18.95%           8.02%*
                                                    ============     ===========      ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.................           $62,688,689      $25,866,529      $2,173,362
Ratio of expenses to average net assets,
 including expenses of the Series                          0.20%            0.20%           0.20%*
 Portfolios..............................
Ratio of net investment income to
  average net
  assets.................................                  2.33%            3.55%           2.03%*
Ratio of net investment  income to
 average net
 assets (net of reimbursement)...........                   135%             336%            418%


------------------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations April 15, 1996
(2) Commencement of operations May 1, 1998

   For the average shares outstanding for each year:

                      LONG HORIZON
               STRATEGIC ALLOCATION FUND
                   FOR THE YEAR ENDED
                                                      1998(2)
Net asset value, beginning of period...         $     10.00
                                                -----------
Income from investment operations:
 Net investment income.................                0.21
 Net gains on investments
  (both realized and unrealized)                       0.16
Total from investment operations.......                0.37

Less: Dividends and distributions from:
 Net investment income.................               (0.12)
 Net realized gain on investments                     (0.17)
 Tax return of capital.................               (0.00)**
Total dividends and distributions                     (0.29)
Net asset value, end of period.........         $     10.08
Total return...........................                3.81%*
                                                ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period...............         $10,672,299
Ratio of expenses to average net assets,
 including expenses of the Series
 Portfolios............................                0.20%*
Ratio of net investment  income to
 average net assets....................                3.35%*
Ratio of net investment  income to
 average net
 assets (net of reimbursement).........                 276%

------------------------------
 *  Annualized
**  Less than one penny per share
(1) Commencement of operations April 15, 1996
(2) Commencement of operations May 1, 1998

                                                                   APPENDIX A


                           STRATEGIC ALLOCATION FUNDS

Under normal circumstances, the Strategic Allocation Funds are allocated among the Money Market, Bond and Stock Funds as follows:


                             --------------------- ---------------------- ---------------------
                               SHORT HORIZON        SHORT/INTERMEDIATE    INTERMEDIATE HORIZON
                                 STRATEGIC           HORIZON STRATEGIC          STRATEGIC
                              ALLOCATION FUND         ALLOCATION FUND        ALLOCATION FUND
---------------------------- --------------------- ---------------------- ---------------------
                             ---------- ---------- ---------- ----------- ---------- ----------
                                        TARGET                  TARGET                 TARGET
                              NORMAL    WITHIN     NORMAL       WITHIN      NORMAL     WITHIN
                              RANGE     RANGE      RANGE        RANGE       RANGE      RANGE
                             ---------- ---------- ---------- ----------- ---------- ----------
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Money Market                   0-20%       10%       0-10%        0%        0-10%       0%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
High Quality Bond              10-30%      20%       5-25%       15%        0-20%       10%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Intermediate Government Bond   10-30%      20%       0-15%        5%        0-15%       5%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Government/Corporate Bond      20-40%      30%      25-45%       35%       15-35%       25%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
High-Yield Bond                 0-20%      10%       5-25%       15%        0-20%       10%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Equity Income                   0-20%      10%       0-15%        5%        0-20%       9%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Equity Value                    N/A        N/A       0-15%        4%        0-15%       6%
--------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Growth & Income                 N/A        N/A       0-15%        5%        0-20%       8%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Equity Growth                   N/A        N/A       0-15%        4%        0-15%       7%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Special Equity                  N/A        N/A       0-15%        6%        0-20%       10%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Aggressive Equity               N/A        N/A       0-10%        2%        0-10%       3%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------
International Equity            N/A        N/A       0-15%        4%        0-15%       7%
---------------------------- ---------- ---------- ---------- ----------- ---------- ----------


                             --------------------- ----------------------
                              INTERMEDIATE/LONG        LONG HORIZON
                              HORIZON STRATEGIC          STRATEGIC
                               ALLOCATION FUND        ALLOCATION FUND
---------------------------- --------------------- ----------------------
                             ---------- ---------- ---------- -----------
                                         TARGET                TARGET
                              NORMAL     WITHIN     NORMAL     WITHIN
                               RANGE      RANGE      RANGE      RANGE
                             ---------- ---------- ---------- -----------
---------------------------- ---------- ---------- ---------- -----------
Money Market                    0-10%       0%        0-10%        0%
---------------------------- ---------- ---------- ---------- -----------
High Quality Bond               0-15%       5%        0-10%        0%
---------------------------- ---------- ---------- ---------- -----------
Intermediate Government Bond    0-15%       5%        0-10%        0%
---------------------------- ---------- ---------- ---------- -----------
Government/Corporate Bond       0-20%       12%       0-10%        0%
---------------------------- ---------- ---------- ---------- -----------
High-Yield Bond                 0-15%       8%        0-10%        0%
---------------------------- ---------- ---------- ---------- -----------
Equity Income                   0-20%       12%      10-30%       18%
---------------------------- ---------- ---------- ---------- -----------
Equity Value                    0-20%       9%        0-20%       12%
---------------------------- ---------- ---------- ---------- -----------
Growth & Income                 0-20%       11%       5-25%       15%
---------------------------- ---------- ---------- ---------- -----------
Equity Growth                   0-20%       10%       5-25%       15%
---------------------------- ---------- ---------- ---------- -----------
Special Equity                  0-20%       14%      10-30%       20%
---------------------------- ---------- ---------- ---------- -----------
Aggressive Equity               0-10%       4%        0-15%        5%
---------------------------- ---------- ---------- ---------- -----------
International Equity            0-20%       10%       5-25%       15%
---------------------------- ---------- ---------- ---------- -----------

                                                                   APPENDIX B


           INSTRUCTIONS FOR PURCHASES AND SALES FROM THE DISTRIBUTOR

PURCHASES

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to The Diversified Investors Funds Group and mailed to:

               The Diversified Investors Funds Group
               4 Manhattanville Road
               Purchase, New York  10577

Checks for shares of the Strategic Allocation Funds should be made payable to The Diversified Investors Strategic Allocation Funds and mailed to

               The Diversified Investors Strategic Allocation Funds 4 Manhattanville Road
               Purchase, New York  10577

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call
(800)926-0044 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Diversified Investors Fund Group (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or The Diversified Investors Strategic Allocation Funds (in case of a purchase of a Strategic Allocation
Fund), in each case at the address above.

SALES (REDEMPTIONS)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to The Diversified Investors Funds Group at:

               The Diversified Investors Fund Group
               Four Manhattanville Road
               Purchase, New York  10577

Requests to redeem shares in any of the Strategic Allocation Funds should be mailed to The Diversified Investors Strategic Allocation Funds at:

               The Diversified Investors Strategic Allocation Funds Four Manhattanville Road
               Purchase, New York  10577

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

                                                                    APPENDIX C


                      COMPOSITE PERFORMANCE OF SUBADVISERS

The following table sets forth the composite average annual total returns of all institutional private accounts and collective investment vehicles managed by the subadvisers to the High-Yield Bond Fund, Equity Value Fund, Growth & Income Fund, Equity Growth Fund and Aggressive Equity Fund, where the amounts and investment vehicles have investment objectives, policies and restrictions substantially similar to the applicable Fund and have been managed in substantially the same way that the underlying Portfolio in which each Fund invests is managed. The data is provided to illustrate the past performances of the subadvisers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Funds. Investors should not consider this performance data as an indication of future performance of the Funds or the subadvisers. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds.

The institutional private accounts and collective investment vehicles that are included in the subadvisers' composites are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds or the Portfolios by the Investment Company Act of 1940 or the Internal Revenue Code. The performance results of the subadvisers' composites could have been adversely affected if the institutional private accounts and collective investment vehicles included in the composites had been regulated as investment companies under the federal securities law. The subadvisers' composites presented below are unaudited. The use of a methodology different from that used to calculate the performance data set forth below could result in different performance data.

The subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 1998.


-----------------------------------------------------------------------------------------------------
                                                                                             SINCE
                                         1 YEAR    3 YEARS       5 YEARS      10 YEARS     INCEPTION
------------------------------------- ----------  ---------     ----------   ----------    ----------
DELAWARE INVESTMENT ADVISERS,
  SUBADVISER TO HIGH-YIELD BOND FUND
------------------------------------- ----------  ---------     ----------   ----------    ----------
  SUBADVISER'S COMPOSITE(1)..........   3.65%       8.19%          7.06%        9.19%        11.58%
------------------------------------- ----------  ---------     ----------   ----------    ----------
  SALOMON BROTHERS HIGH-YIELD
  MARKET INDEX(2)....................   4.42%       9.40%          9.14%       10.68%         9.81%
------------------------------------- ----------  ---------     ----------   ----------    ----------
  LIPPER HIGH CURRENT YIELD
  FUND INDEX(3)......................  -0.08%       8.50%          7.63%        9.52%        10.90%
------------------------------------- ----------  ---------     ----------   ----------    ----------
ARK ASSET MANAGEMENT CO., INC.,
 SUBADVISER TO EQUITY VALUE FUND
------------------------------------- ----------  ---------     ----------   ----------    ----------
 SUBADVISER'S COMPOSITE(4)...........  10.58%      18.56%         18.37%       16.57%        16.95%
------------------------------------- ----------  ---------     ----------   ----------    ----------
 RUSSELL 1000 VALUE INDEX(5).........  15.63%      23.89%         20.85%       17.39%        17.46%
------------------------------------- ----------  ---------     ----------   ----------    ----------
 LIPPER GROWTH & INCOME FUND
 INDEX(6)............................  13.58%      20.25%         17.82%       15.54%        15.46%
------------------------------------- ----------  ---------     ----------   ----------    ----------


------------------------------------- ---------- ---------- --------- ---------- ----------
                                                                                   SINCE
                                       1 YEAR     3 YEARS   5 YEARS   10 YEARS   INCEPTION
------------------------------------- ---------- ---------- --------- ---------- ----------
------------------------------------- ---------- ---------- --------- ---------- ----------
PUTNAM ADVISORY COMPANY, INC.,
  SUBADVISER TO GRoWTH & INCOME FUND
------------------------------------- ---------- ---------- --------- ---------- ----------
SUBADVISER'S COMPOSITE(7).........      35.09%     30.07%     23.85%    21.17%      21.17%
------------------------------------- ---------- ---------- --------- ---------- ----------
STANDARD & POOR'S 500 COMPOSITE
   STOCK PRICE INDEX(8)...........      28.75%     28.39%     24.14%    19.22%      19.22%
------------------------------------- ---------- ---------- --------- ---------- ----------
   LIPPER GROWTH & INCOME FUND
   INDEX(6).......................      13.58%     20.25%     17.82%    15.54%      15.54%
------------------------------------- ---------- ---------- --------- ---------- ----------

------------------------------------- ---------- ---------- --------- ---------- ----------
DRESDNER RCM GLOBAL INVESTORS LLC,
  SUBADVISER TO EQUITY GROWTH FUND
------------------------------------- ---------- ---------- --------- ---------- ----------
   SUBADVISER'S COMPOSITE(9)......      46.21%     32.15%     25.56%    20.11%      18.21%
------------------------------------- ---------- ---------- --------- ---------- ----------
   RUSSELL 1000 GROWTH INDEX(10)..      38.71%     30.62%     25.70%    20.56%      22.84%
------------------------------------- ---------- ---------- --------- ---------- ----------
   LIPPER GROWTH FUND INDEX (11)..      25.69%     23.66%     19.82%    17.21%      15.71%
------------------------------------- ---------- ---------- --------- ---------- ----------

------------------------------------- ---------- ---------- --------- ---------- ----------
MONTAG & CALDWElL INCORPORATED
  SUBADVISER TO EQUITY GROWTH FUND
------------------------------------- ---------- ---------- --------- ---------- ----------
   SUBADVISER'S COMPOSITE(12).....      28.60%     30.76%     25.13%    20.98%      19.13%
------------------------------------- ---------- ---------- --------- ---------- ----------
   RUSSELL 1000 GROWTH INDEX(10)..      38.71%     30.62%     25.70%    20.56%      22.84%
------------------------------------- ---------- ---------- --------- ---------- ----------
   LIPPER GROWTH FUND INDEX (11)..      25.69%     23.66%     19.82%    17.21%      15.71%
------------------------------------- ---------- ---------- --------- ---------- ----------

------------------------------------- ---------- ---------- --------- ---------- ----------
MCKINLEY CAPITAL MANAGEMENT, INC.,
  SUBADVISER TO AGGRESSIVE EQUITY FUND
------------------------------------- ---------- ---------- --------- ---------- ----------
   SUBADVISER'S COMPOSITE(13).....      42.98%     21.12%     18.88%     --         26.49%
------------------------------------- ---------- ---------- --------- ---------- ----------
   RUSSELL 2000 GROWTH INDEX(14)..       1.23%      8.35%     10.22%     --          4.24%
------------------------------------- ---------- ---------- --------- ---------- ----------
   LIPPER MID CAP FUND INDEX(15)..      13.92%     15.89%     15.20%     --         19.46%
------------------------------------- ---------- ---------- --------- ---------- ----------



------------
     (1) Commencement of investment operations is January 1, 1980 for the subadviser's composite.

     (2) The Salomon Brothers High-Yield Market Index tracks the performance of below investment-grade corporate bonds issued in the United States. The index includes cashpay and deferred-interest bonds that are public, have a fixed coupon and are non convertible. To enter the index, bonds must also have $50 million or more in face value outstanding, one year or more left to maturity, and one high-yield rating by Moody's or Standard & Poor's. The index excludes bonds of bankrupt issuers.

     (3) The Lipper High Current Yield Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "Aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions. Tend to invest in lower grade debt issues".

     (4) Commencement of investment operations is April 1, 1985 for the subadviser's composite.

     (5) The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest U.S. companies based on total market capitalization, which represents approximately 88% of the investable U.S. equity market.

     (6) The Lipper Growth & Income Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which combines a growth of earnings orientation and an income requirement for level and/or rising dividends".

     (7) Commencement of investment operations is January 1, 1989 for the subadviser's composite.

     (8) The Standard & Poor's 500 Composite Stock Price Index is used as a broad-based measurement of changes in domestic stock market conditions and is based on the average performance of 500 widely held common stocks traded in the United States.

     (9) Commencement of investment operations is January 1, 1986 for the subadviser's composite.

     (10) The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).

     (11) The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".

     (12) Commencement of investment operations is January 1, 1986 for the subadviser's composite.

     (13) Commencement of investment operations is October 1, 1990 for the subadviser's composite.

     (14) The Russell 2000 Growth Index measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the two thousand smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 90% of the investable U.S. equity market).

     (15) The Lipper Mid Cap Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which limits its investments to companies with average market capitalizations between $800 million and the average market capitalization of the Wilshire 4500 Index".

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800)926-0044.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.






SEC file numbers: 811-7674
                  811-07495

                                                        Filed under Rule 497(c)
                                                File Nos. 33-61810 and 811-7674


Prospectus


                     The Diversified Investors Funds Group

                     Diversified Investment Advisors, Inc.,
                               investment adviser

                      Stephens Institutional Class Shares


Money Market Fund
Diversified Investors Money Market Fund

Bond Funds
Stephens Intermediate Bond Fund
Diversified Investors High-Yield Bond Fund

Stock Funds
Diversified Investors Equity Value Fund
Diversified Investors Equity Growth Fund
Diversified Investors Special Equity Fund
Stephens Select Equity Fund
Diversified Investors International Equity Fund










      This prospectus describes the Stephens Institutional Class shares.
                Stephens Premium Class shares are also available.

  The mutual funds described in this prospectus are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. No Fund by itself is a complete investment program.


                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
                   or passed upon the adequacy or accuracy of
                   this prospectus, and any representation to
                      the contrary is a criminal offense.



May 3, 1999

Table of Contents

The Funds at a Glance.........................................................
      Money Market Fund.......................................................
      Bond Funds..............................................................
      Stock Funds.............................................................

Shareholder Services..........................................................
      How to Reach the Funds..................................................
      How to Purchase Shares..................................................
      How the Price of Your Shares is Calculated..............................
      How to Sell Shares......................................................
      Shareholder Services and Policies.......................................

Dividends and Distributions...................................................

Tax Matters...................................................................

Management....................................................................

More About the Funds..........................................................
      Money Market Fund.......................................................
      Bond Funds..............................................................
      Stock Funds.............................................................
      Risks...................................................................

General Information...........................................................

Additional Performance Information............................................

Financial Highlights..........................................................

Appendix A -- Composite Performance of Subadvisers............................

The Funds at a Glance

-------------------------------------------------------------------------------
                                                              Money Market Fund
-------------------------------------------------------------------------------

Diversified Investors Money Market Fund


This summary briefly describes the Money Market Fund and the principal risks of investing in it.


Fund Goal

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

Main Investment Strategies


The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.


Main Risks


The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.


     o The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments.

     o The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

     o If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital. Because the Fund emphasizes stability, it may be an appropriate component of a savings plan.

Fund Performance


The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time. All information is for the Stephens Institutional Class shares of the Fund. Stephens Institutional Class shares were first issued on January 2, 1998.

o    The bar chart shows the Fund's performance for the last calendar year.

o The tables show the Fund's best and worst quarters for the last year, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Total Return
(per calendar year - Stephens Institutional Class)
1998
[bar chart -- for calendar year 1998]
1998............5.01%


----------------------------------------------------
Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
----------------------------------------------------
                                 Quarter Ending
----------------------------------------------------
    Highest           1.27%     December 31, 1998
----------------------------------------------------
    Lowest            1.19%       June 30, 1998
----------------------------------------------------


----------------------------------------------------
Average Annual Total Returns
(through December 31, 1998 - Stephens
Institutional Class)
------------------------------------
                  Since Inception
                  January 2, 1998
------------------------------------
 Money Market
    Fund               5.01%
------------------------------------
  Salomon Bros.
 3-Month T-Bill
      Index            5.05%
------------------------------------

Fund Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Stephens Institutional Class shares of the Money Market Fund.


-------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                     None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                                 None
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends          None
-------------------------------------------------------------------------------
Redemption Fee                                                       None
-------------------------------------------------------------------------------
Exchange Fee                                                         None
-------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted
from Fund assets) as a % of average net assets (1)
-------------------------------------------------------------------------------
Advisory Fee                                                         .25%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                            .25%
-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------
    Administrative Services Fee                                      .30%
-------------------------------------------------------------------------------
    Miscellaneous Expenses                                           .87%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                1.67%
-------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(2)                           .92%
-------------------------------------------------------------------------------
Net Expenses                                                         .75%
-------------------------------------------------------------------------------


1The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
2The Adviser has contractually agreed to reimburse certain of the Fund's expenses.



Example


This example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:
     o    you invest $10,000 in the Fund for the time periods indicated; and
     o    you then sell all your shares at the end of those periods.

The example also assumes that:
     o    your investment has a 5% return each year; and
     o the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          ---------------------------------------------------------
              1 Year        3 Years       5 Years       10 Years
          ---------------------------------------------------------

               $77            $240          $417          $930
          ---------------------------------------------------------

-------------------------------------------------------------------------------
                                                                     Bond Funds
-------------------------------------------------------------------------------

Stephens Intermediate Bond Fund
Diversified Investors High-Yield Bond Fund


This summary briefly describes the Bond Funds and the principal risks of investing in them.


Fund Goals


Stephens Intermediate Bond Fund         The Fund's goal is to generate a high
                                        level of current income consistent with
                                        a goal to preserve the value of its
                                        investors' investment.


High-Yield Bond Fund                    The Fund's goal is to provide a high
                                        level of current income.

Main Investment Strategies


Stephens Intermediate Bond Fund

The Stephens Intermediate Bond Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests in a broad range of fixed income securities, including U.S. government obligations, foreign government debt securities (including securities issued by developing countries), and preferred stock and debt securities issued by U.S. and foreign companies. Under normal circumstances the Fund invests at least 65% of its assets in these securities.


The Fund's dollar-weighted average maturity generally does not exceed ten years under normal circumstances.


The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.


High-Yield Bond Fund


The High Yield Bond Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 65% of its assets in debt securities and preferred stock.


The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.


The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

Main Risks


The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in a Fund.


     o Market Risk. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation.

     o Interest Rate Risk. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     o Prepayment Risk. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     o Credit Risk. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

     o Foreign Securities. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     o Derivatives. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest


Consider investing in the Bond Funds if you are seeking current income. Consider the Intermediate Bond Fund if you are seeking a higher level of current income than is generally available from a shorter-term bond fund and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the High-Yield Bond Fund if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.


Fund Performance


The following bar charts and tables can help you evaluate the risks of investing in the Bond Funds, and how the Funds' returns have varied over time. All information is for Stephens Institutional Class shares of the Funds. Stephens Institutional Class shares were first issued on January 2, 1998.

o The bar charts show changes in the Funds' performance for the last calendar year.

o The tables show the Funds' best and worst quarters for the last year, and how the Funds' average annual returns for the periods indicated compare to that of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.


When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.



Stephens Intermediate Bond Fund

Total Return
(per calendar year - Stephens Institutional Class)
1998
[bar chart -- for calendar year 1998]
1998............6.22%


----------------------------------------------------
Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
----------------------------------------------------
                                Quarter Ending
----------------------------------------------------
   Highest          4.84%     September 30, 1998
----------------------------------------------------
   Lowest          -0.30%       March 31, 1998
----------------------------------------------------


----------------------------------------------------
Average Annual Total Returns
(through December 31, 1998 - Stephens
Institutional Class)
----------------------------------------------------
                             Since Inception
                             January 2, 1998
----------------------------------------------------
 Stephens Intermediate
      Bond Fund                  6.22%
----------------------------------------------------

  Lehman Intermediate
 Government Bond Index           8.49%
----------------------------------------------------

High-Yield Bond Fund


Total Return
(per calendar year - Stephens Institutional Class)
1998
[bar chart -- for calendar year 1998]
1998............2.14%


----------------------------------------------------
Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
----------------------------------------------------
                                  Quarter Ending
----------------------------------------------------
   Highest          4.00%         March 31, 1998
----------------------------------------------------
   Lowest          -4.75%       September 30, 1998
----------------------------------------------------


----------------------------------------------------
Average Annual Total Returns
(through December 31, 1998 - Stephens
Institutional Class)
---------------------------------
               Since Inception
               January 2, 1998
---------------------------------
  High-Yield
  Bond Fund        2.14%
---------------------------------
 Salomon Bros.
  High-Yield Cash
  Pay Index       4.42%
---------------------------------

Fund Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Stephens Institutional Class shares of the Bond Funds.


-------------------------------------------------------------------------------
                                                        Stephens
Shareholder Fees                                      Intermediate   High-Yield
(fees paid directly from your investment)              Bond Fund     Bond Fund
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases                                      None         None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                      None         None
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                           None         None
-------------------------------------------------------------------------------
Redemption Fee                                            None         None
-------------------------------------------------------------------------------
Exchange Fee                                              None         None
-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
as a % of average net assets
-------------------------------------------------------------------------------
Advisory Fee                                              .10%         .55%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 .25%         .25%
-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------
   Administrative
    Services Fee                                          .30%         .30%
-------------------------------------------------------------------------------
   Miscellaneous Expenses                                 .95%        2.37%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     1.60%*       3.47%
-------------------------------------------------------------------------------
Fee Waiver and/or Expense
Reimbursement (1)                                         .80%        2.37%
-------------------------------------------------------------------------------
Net Expenses                                              .80%        1.10%(2)
-------------------------------------------------------------------------------


1 The Adviser has contractually agreed to reimburse certain of the Funds' expenses.
2The High-Yield Bond Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.


Example


This example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:
  o   you invest $10,000 in a Fund for the time periods indicated; and
  o   you then sell all your shares at the end of those periods.

The example also assumes that:
  o   your investment has a 5% return each year; and
  o the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     ----------------------------------------------------------------------
                                   Stephens
                                 Intermediate           High-Yield
                                  Bond Fund             Bond Fund
     ----------------------------------------------------------------------
             1 year                  $82                   $112

     ----------------------------------------------------------------------
             3 years                $255                   $350
     ----------------------------------------------------------------------
             5 years                $444                   $606
     ----------------------------------------------------------------------
            10 years                $990                 $1,340
     ----------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                                    Stock Funds
-------------------------------------------------------------------------------

Diversified Investors Equity Value Fund
Diversified Investors Equity Growth Fund
Diversified Investors Special Equity Fund
Stephens Select Equity Fund
Diversified Investors International Equity Fund


This summary briefly describes the Stock Funds and the principal risks of investing in them.


Fund Goals

Equity Value Fund                 The Fund's goal is to provide a high total
                                  investment return through investment
                                  primarily in a diversified portfolio of
                                  common stocks.

Equity Growth Fund                The Fund's goal is to provide a high level of
                                  capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Special Equity Fund The Fund's goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

Select Equity Fund                The Fund's goal is to provide a high total
                                  return.

International Equity Fund         The Fund's goal is to provide a high level of
                                  long-term capital appreciation through
                                  investment in a diversified portfolio of securities of foreign issuers.

Main Investment Strategies

Equity Value Fund


The Equity Value Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in common stocks of companies which, in the opinion of the Fund's advisers, are trading at low valuations relative to market and/or historical levels. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.


Equity Growth Fund


The Equity Growth Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. The Fund uses multiple managers to control the volatility often associated with growth funds. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.


Special Equity Fund


The Special Equity Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio,unless otherwise noted. The Fund invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $1 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

Stephens Select Equity Fund

The Stephens Select Equity Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund may invest in small capitalization issuers. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.


International Equity Fund


The International Equity Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in foreign securities. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.


Main Risks


The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in a Fund.

     o Market Risk. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than debt securities in response to market risk.

     o Growth Securities. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities.


     o Value Investing. The success of a value investing strategy depends largely on the skill of a Fund's advisers in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change, or because the advisers are incorrect in their determinations. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Equity Value Fund will be particularly susceptible to the risks of value investing.


     o Smaller Companies. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments held by the Special Equity and Select Equity Funds are likely to be particularly susceptible to the risks of small cap companies.

     o Foreign Securities. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

          The International Equity Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

     o Derivatives. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection hedging activities. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

     o Interest Rate Risk. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     o Credit Risk. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest


Consider investing in the Stock Funds if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. The Special Equity Fund emphasizes securities of small to medium size companies. As a result, the Special Equity Fund may be particularly volatile.


Fund Performance


The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time. All information is for Stephens Institutional Class shares of the Funds. Stephens Institutional Class shares were first issued on January 2, 1998.

o    The bar charts show changes in the Funds' performance over the last year.

o The tables show the Funds' best and worst quarters for the last year, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.


When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

Equity Value Fund


Total Return
(per calendar year - Stephens Institutional Class)
1998
[bar chart -- for calendar year 1998]
1998...........10.68%


----------------------------------------------------
Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
----------------------------------------------------
                                 Quarter Ending
----------------------------------------------------
    Highest          12.00%      March 31, 1998
----------------------------------------------------
    Lowest           -9.36%    September 30, 1998
----------------------------------------------------


----------------------------------------------------
Average Annual Total Returns
(through December 31, 1998 -
Stephens Institutional Class)
----------------------------------
                Since Inception
                    January 2, 1998
----------------------------------
   Equity
 Value Fund        10.68%
----------------------------------
  S&P 500
   Index           28.75%
----------------------------------
Russell 1000
Value Index        15.63%
----------------------------------

Equity Growth Fund


Total Return
(per calendar year - Stephens Institutional Class)
1998
[bar chart -- for calendar year 1998]
1998...........36.54%


----------------------------------------------------
Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
----------------------------------------------------
                                  Quarter Ending
----------------------------------------------------
    Highest        29.91%       December 31, 1998
----------------------------------------------------
    Lowest        -11.31%      September 30, 1998
----------------------------------------------------

----------------------------------------------------


Average Annual Total Returns
(through December 31, 1998 - Stephens
Institutional Class)

---------------------------------
                 Since Inception
                January 2, 1998
---------------------------------
    Equity
 Growth Fund       36.54%
---------------------------------
   S&P 500
    Index          28.75%
----------------------------------
 Russell 1000
 Growth Index      38.71%
----------------------------------

Special Equity Fund


Total Return
(per calendar year - Stephens Institutional Class)
1998
[bar chart -- for calendar year 1998]
1998............4.11%


----------------------------------------------------
Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
----------------------------------------------------
                                  Quarter Ending
----------------------------------------------------
    Highest        20.92%       December 31, 1998
----------------------------------------------------
    Lowest        -20.06%      September 30, 1998
----------------------------------------------------

----------------------------------------------------


Average Annual Total Returns
(through December 31, 1998 - Stephens
Institutional Class)
---------------------------------
               Since Inception
               January 2, 1998
---------------------------------
   Special
 Equity Fund       4.11%
----------------- ---------------
  S&P 500
   Index           28.75%
---------------------------------
 Russell 2000
    Index          -2.55%
---------------------------------

Stephens Select Equity Fund

Total Return
(per calendar year - Stephens Institutional Class)
1998
[bar chart -- for calendar year 1998]
1998............5.41%


----------------------------------------------------
Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
----------------------------------------------------
                                Quarter Ending
----------------------------------------------------
    Highest        2.24%       December 31, 1998
----------------------------------------------------
    Lowest         0.80%        March 31, 1998
----------------------------------------------------

----------------------------------------------------
Average Annual Total Returns
(through December 31, 1998 - Stephens
Institutional Class)
----------------------------------------------------
                             Since Inception
                             January 2, 1998
----------------------------------------------------
    Stephens
Select Equity Fund               5.41%
----------------------------------------------------
  Russell Mid-Cap
    Value Index                  5.08%
----------------------------------------------------

International Equity Fund


Total Return
(per calendar year - Stephens Institutional Class)
1998
[bar chart -- for calendar year 1998]
1998...........10.27%


----------------------------------------------------
Highest and Lowest Returns
(for calendar quarters covered by the bar chart)

----------------------------------------------------
                                  Quarter Ending
----------------------------------------------------
    Highest        16.69%        December 31, 1998
----------------------------------------------------
    Lowest        -16.67%       September 30, 1998
----------------------------------------------------

----------------------------------------------------
Average Annual Total Returns
(through December 31, 1998 - Stephens
Institutional Class)
----------------------------------
                    Since Inception
                    January 2, 1998
----------------------------------
 International
  Equity Fund      10.27%
----------------------------------
 MSCI World
 Ex-US Index       19.11%
----------------------------------

Fund Fees and Expenses


The tables below describe the fees and expenses that you may pay if you buy and hold Stephens Institutional Class shares of the Stock Funds.


---------------------------------------------------------------------------------------------------
                                                                     Stephens
Shareholder Fees (fees       Equity       Equity       Special        Select       International
paid directly from your      Value        Growth       Equity         Equity         Equity
investment)                  Fund          Fund         Fund           Fund           Fund
---------------------------------------------------------------------------------------------------
Maximum Sales Charge         None          None         None           None           None
(Load) Imposed on
Purchases
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales       None          None         None           None           None
Charge (Load)
---------------------------------------------------------------------------------------------------
Maximum Sales Charge         None          None         None           None           None
(Load) Imposed on
Reinvested Dividends
---------------------------------------------------------------------------------------------------
Redemption Fee               None          None         None           None           None
---------------------------------------------------------------------------------------------------
Exchange Fee                 None          None         None           None           None
---------------------------------------------------------------------------------------------------
Annual Fund Operating
Expenses (expenses that
are deducted from Fund
assets) as a % of average
net assets (1)
---------------------------------------------------------------------------------------------------
Advisory Fee                 .57%          .62%        .80%            .15%           .75%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees    .25%          .25%        .25%            .25%           .25%
---------------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------------------------------------------------------
   Administrative
    Services Fee             .30%          .30%        .30%            .35%           .30%
---------------------------------------------------------------------------------------------------
   Miscellaneous
    Expenses                 .64%         1.02%        .92%            .10%          1.10%
---------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses          1.76%         2.19%       2.27%        3027.05%          2.40%
---------------------------------------------------------------------------------------------------
Fee Waivers/and or
Reimbursements (2)           .66%         1.19%       1.07%        3026.20%          1.15%
---------------------------------------------------------------------------------------------------
Net Expenses                1.10%         1.00%       1.20%            .85%          1.25%
---------------------------------------------------------------------------------------------------

 1Each Fund (except the Select Equity Fund) invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.


 2The Adviser has contractually agreed to reimburse certain of the Funds' expenses.

Example


This example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:
 o  you invest $10,000 in a Fund for the time periods indicated; and
 o  you then sell all your shares at the end of those periods.

The example also assumes that:
 o  your investment has a 5% return each year; and
 o the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------
                                                                 Stephens
                    Equity         Equity          Special         Select      International
                  Value Fund    Growth Fund      Equity Fund    Equity Fund     Equity Fund
---------------------------------------------------------------------------------------------
    1 year           $112           $102            $122            $87             $127
---------------------------------------------------------------------------------------------
    3 years          $350           $318            $381            $271            $397
---------------------------------------------------------------------------------------------
    5 years          $606           $552            $660            $471            $686
---------------------------------------------------------------------------------------------
   10 years         $1,340         $1,225          $1,455          $1,049          $1,511
---------------------------------------------------------------------------------------------


Shareholder Services

This section describes how to do business with the Funds and shareholder services that are available.

-------------------------------------------------------------------------------
                                                         How to Reach the Funds
-------------------------------------------------------------------------------


By telephone          Call toll free at (800) 643-9691, Ext. 4361

By mail               Stephens Inc.
                      111 Center Street
                      Little Rock, AR  72201
                      Attention:  Stephens Capital Management



-------------------------------------------------------------------------------
                                                         How to Purchase Shares
-------------------------------------------------------------------------------

Stephens Institutional Class shares are available only to investment clients of Stephens Inc.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) next calculated after your investment is received in good order and is accepted by the Distributor.

Initial and subsequent purchases may be made by check or wire transfer. There is no minimum initial or subsequent investment amount. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks should be made payable to Stephens Inc. and mailed to the address listed above under "How to Reach the Funds."

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within 15 days of such purchase, the redemption proceeds will be paid only when the check clears.


If you would like to purchase shares in a Fund by a wire transfer, please call Stephens Capital Management at (800) 643-9691, Ext. 4361 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to Stephens Capital Management at the address above.


Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

-------------------------------------------------------------------------------
                                     How the Price of Your Shares is Calculated
-------------------------------------------------------------------------------


Each Fund calculates its NAV every day that the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the Exchange, normally 4 p.m. Eastern time. No Fund calculates its NAV on days when the New York Stock Exchange is closed. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


-------------------------------------------------------------------------------
What is NAV?

NAV refers to a Fund's net asset value. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.
-------------------------------------------------------------------------------

Please note that trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund.

-------------------------------------------------------------------------------
                                                             How to Sell Shares
-------------------------------------------------------------------------------


On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized, wire transfer.


Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares should be mailed to Stephens at the address listed above under "How to Reach the Funds."

At the Funds' discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

-------------------------------------------------------------------------------
                                              Shareholder Services and Policies
-------------------------------------------------------------------------------

Exchanges


On any business day you may exchange all or a portion of your Stephens Institutional Class shares for Stephens Institutional Class shares of any other available Fund. To make exchanges, please call the transfer desk of Stephens Capital Management at (800) 643-9691, Ext. 4361. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.


Redemption proceeds

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

Telephone transactions

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

Address changes


To change the address on your account contact the transfer desk of Stephens Capital Management at (800) 643-9691, Ext. 4361 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

Registration changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact the transfer desk of Stephens Capital Management at (501) 374-4361.

Statements and reports

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

Dividends and Distributions

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.


Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record annually during the month of December.


Each Fund distributes any net realized short-term and long-term capital gains to its shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

Tax Matters

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.


Taxes of Distributions

If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, even if you reinvest the distributions in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Taxes on Sale or Exchanges

If you are otherwise subject to federal income taxes, anytime you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Other Tax Matters

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you are otherwise subject to federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

By law, each Fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information or are otherwise subject to "backup withholding". Funds may also be required to withhold a portion of any distributions and redemption proceeds otherwise due to shareholders who are not U.S. citizens or residents.


Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

Management

-------------------------------------------------------------------------------
                                                             Investment Adviser
-------------------------------------------------------------------------------


Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds in which the Funds invest. Diversified also advises the Intermediate Bond and Select Equity Funds. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Funds.


Diversified has selected subadvisers for each underlying mutual fund. Diversified provides general supervision of the subadvisers and also manages the assets of the Intermediate Bond and Select Equity Funds, subject in each case to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the underlying mutual funds and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below.

-------------------------------------------------------------------------------
                                                                    Subadvisers
-------------------------------------------------------------------------------


The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers. Except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.


Money Market Fund

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The address of Capital Management Group is 1740 Broadway, New York, New York 10019.

David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Fund since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

Intermediate Bond Fund
and Select Equity Fund

Stephens Capital Management. Stephens Capital Management is a division of Stephens Inc., which is an indirect, wholly-owned subsidiary of Stephens Group, Inc. The Funds are the first registered investment companies for which Stephens Capital Management performs investment advisory functions. The principal business address of Stephens Capital Management is 111 Center Street, Little Rock, Arkansas 72201.


High-Yield Bond Fund

Delaware Investment Advisers. Delaware Investment Advisers is a series of Delaware Management Business Trust. Delaware is indirectly owned by Lincoln National Corp. Delaware and its predecessors have been registered investment advisers since 1952. The principal business address of Delaware Investment Advisers is 2005 Market Street, Philadelphia, Pennsylvania 19103.

Equity Value Fund

Ark Asset Management Co., Inc. Ark was formed in August of 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by Ark employees. Ark has been a registered investment adviser since 1989. The principal address of Ark is 125 Broad Street, New York, New York 10004.


Equity Growth Fund

Dresdner RCM Global Investors LLC
Montag & Caldwell Incorporated


Dresdner RCM Global Investors LLC was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM has been a registered investment adviser since 1972. The principal address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.

Montag & Caldwell Incorporated was established in 1945 and is owned by Alleghany Corporation. Montag & Caldwell has been a registered investment adviser since 1968. The principal address of Montag & Caldwell is 3343 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30326-1022.


Special Equity Fund

Goldman Sachs Asset Management
Pilgrim Baxter & Associates, Ltd.
RS Investment Management, L.P.
Westport Asset Management, Inc.

Goldman Sachs Asset Management is a separate operating division of Goldman, Sachs & Co., a worldwide investment banking firm, with numerous offices throughout the United States and globally. Goldman, Sachs & Co. acquired Liberty Investment Management, Inc., the predecessor firm, in January of 1997. Liberty had been a registered investment adviser since 1994. Liberty's predecessor, Eagle Asset Management, Inc., had been a registered investment adviser since 1984. The business address of the Goldman Sachs branch office responsible for managing the Fund is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607.

Herbert E. Ehlers, Managing Director, and Timothy G. Ebright, Portfolio Manager, have been responsible for the day-to-day management of the Special Equity Fund on behalf of Liberty, and now Goldman Sachs, since 1994. Mr. Ehlers and Mr. Ebright have been employed by Goldman Sachs since 1997. Before that, they were employed by Liberty Investment Management, Inc. or its predecessor, Eagle Asset Management, Inc., since 1980 and 1988, respectively.


Pilgrim Baxter & Associates, Ltd. was formed in 1995 and is owned by United Asset Management, Inc., a publicly-owned corporation. Pilgrim (or its predecessor) has been a registered investment adviser since 1982. The principal business address of Pilgrim is 825 Duportail Road, Wayne, Pennsylvania 19087.

Gary Pilgrim, Chief Executive Officer, has been responsible for the day-to-day management of the Special Equity Fund on behalf of Pilgrim since September 1998. He is a founding partner of Pilgrim and has been employed by Pilgrim since 1982.

RS Investment Management, L.P. RS was formed in 1999 and is indirectly owned by BankAmerica Corporation. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 555 California Street, San Francisco, California 94104.

Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Special Equity Fund on behalf of Westport since 1994 and has been employed by Westport since 1983.

International Equity Fund

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc. Capital Guardian is a trust company regulated by the California Department of Financial Institutions. The principal address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

-------------------------------------------------------------------------------
                                                                  Advisory Fees
-------------------------------------------------------------------------------

For the fiscal year ended December 31, 1998, Diversified and the subadvisers received aggregate advisory fees (after waivers) equal to that percentage of each Fund's average daily net assets set forth in the table below.

     ------------------------------------------------------------------
      Money Market Fund                                     0.25%
     ------------------------------------------------------------------
      Intermediate Bond Fund                                0.10%
     ------------------------------------------------------------------
      High-Yield Bond Fund                                  0.52%
     ------------------------------------------------------------------
      Equity Value Fund                                     0.56%
     ------------------------------------------------------------------
      Equity Growth Fund                                    0.62%
     ------------------------------------------------------------------
      Special Equity Fund                                   0.80%
     ------------------------------------------------------------------
      Select Equity Fund                                    0.15%
     ------------------------------------------------------------------
      International Equity Fund                             0.75%
     ------------------------------------------------------------------

More About the Funds

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of each Fund's advisers, are most likely to be important in trying to achieve the Fund's investment goal. There can, of course, be no assurance that any Fund will achieve its investment goal. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval.

Please note that each Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information. Of course, the Fund's advisers may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

Each Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each Fund's historical portfolio turnover rate.


Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

-------------------------------------------------------------------------------
What are Money Market Instruments?

A money market instrument is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short term unsecured debt of corporations), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              Money Market Fund
-------------------------------------------------------------------------------

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund complies with industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.


The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.


If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.


The Fund's portfolio managers employ a "top down" approach when selecting securities for the Fund. This means that the portfolio managers look first at broad market factors, and, on the basis of those market factors, choose certain sectors or industries in which to invest. The managers then look at individual companies within those sectors or industries. The managers use the same top down approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the portfolio in securities with maturities of thirty to forty-five days.

-------------------------------------------------------------------------------
                                                                     Bond Funds
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
What is a Bond?

A bond, which is also called a debt security or debt obligation, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.
-------------------------------------------------------------------------------


The Intermediate Bond Fund invests in a broad range of fixed income securities, including U.S. government obligations, foreign government debt securities (including securities issued by developing countries), and preferred stock and debt securities issued by U.S. and foreign companies. Under normal circumstances the Fund invests at least 65% of its assets in these securities. The Fund's duration generally is between one and six years, and its dollar-weighted average maturity generally does not exceed ten years under normal circumstances. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality.


The portfolio managers of the Intermediate Bond Fund use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers then attempt to select securities that will enable the Fund to maintain a stable share price and at the same time to achieve a high level of income.

-------------------------------------------------------------------------------
What are U.S. Government Obligations?

U.S. government obligations are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.
-------------------------------------------------------------------------------

The High-Yield Bond Fund invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 65% of its assets in these securities.

The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower-rated debt securities usually are defined as securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's. See the Statement of Additional Information for more information on ratings.


Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

In selecting investments for the Fund, the Fund's advisers exclude securities that are in default or that pay interest in the form of additional debt securities. As a result, the Fund may be somewhat more conservative than certain other high-yield funds. The Fund is designed to outperform more aggressive high-yield funds in high-yield market downturns, and its performance may lag these funds in high-yield market upturns. Of course, it is possible that the Fund will not perform as expected.

The Fund may also invest in equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

                                     * * *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives solely for hedging purposes. These may include options, futures, swaps and forward currency contracts.

Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

-------------------------------------------------------------------------------
                                                                    Stock Funds
-------------------------------------------------------------------------------

The Equity Value Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are trading at low valuations relative to market and/or historical levels. These stocks tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that the stock is less expensive than average relative to the company's earnings or book value, respectively. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.


The portfolio manager of the Equity Value Fund uses a "bottom up" value-oriented approach in selecting investments for the Fund. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.


-------------------------------------------------------------------------------
What is Value Investing?

Funds that use a value-oriented strategy search for those companies that appear to be trading below their true worth. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.
-------------------------------------------------------------------------------

The Equity Growth Fund invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. Under normal circumstances the Fund invests at least 65% of its assets in equity securities. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds.

-------------------------------------------------------------------------------
What is Growth Investing?

Funds that use a growth-oriented strategy search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as computers and pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons.
-------------------------------------------------------------------------------

The Special Equity Fund invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $1 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund utilizes two growth-style managers and two value-oriented managers. The Fund is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor. Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.

The Select Equity Fund invests primarily in equity securities of U.S. corporations. Under normal circumstances, at least 65% of the Fund's assets are invested in common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Fund may invest in common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The Fund invests primarily in securities listed on a securities exchange or traded in over-the-counter markets, and may invest in certain restricted or unlisted securities. The Fund may invest in small capitalization companies. Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Select Equity Fund.


The portfolio managers of the Equity Growth Fund, Special Equity Fund and Select Equity Fund use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.


The International Equity Fund invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances the Fund invests at least 65% of its assets in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts solely for hedging purposes.


The portfolio managers of the International Equity Fund use a "bottom up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth. The managers blend their basic, fundamental approach with macroeconomic and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.


                                     * * *

Each of the Stock Funds may use derivatives solely for hedging purposes. These may include options, futures, swaps and forward currency contracts.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds will use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

-------------------------------------------------------------------------------
                                                                          Risks
-------------------------------------------------------------------------------

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may receive little or no return on your investment in the Funds. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than debt securities in response to market risk.

Interest Rate Risk. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

Credit Risk. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

Growth Securities. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a Fund investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.


Value Investing. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, Funds with a value orientation may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor.


Smaller Companies. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held by the Special Equity Fund are likely to be particularly susceptible to the risks of small cap companies.

Foreign Securities. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     o The International Equity Fund may invest in issuers located in emerging, or developing, markets.

          o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

          o All of the risks of investing in foreign securities are heightened by investing in developing countries.

          o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods.

Prepayment Risk. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.


Convertible Securities. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

Derivatives. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities such as the following:

     o protecting against a decline in value of a Fund's current or anticipated securities holdings;

     o    as a substitute for buying or selling portfolio holdings; and

     o    seeking to generate income to offset expenses or increase return.

A hedge is designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.


Year 2000 Risk. The Funds could be adversely affected if the computer systems used by the Funds or their service providers are not programmed to accurately process information on or after January 1, 2000. Diversified's owner, AEGON, has adopted and has in place a Year 2000 Assessment and Planning Project to review and analyze its internal information technology and systems to determine if they are Year 2000 compatible and to assess Year 2000 issues relating to third parties with whom it has critical relationships. AEGON has tested and modified, where necessary, substantially all of its critical internal information technology systems. AEGON will continue to test non-critical systems throughout 1999. However, to mitigate the effect of outside influences upon the success of the project, AEGON has undertaken communications with its significant customers, suppliers and other third parties to determine their Year 2000 compatibility and readiness. AEGON has received written confirmation from several vendors regarding their Year 2000 status and continues to work with its business partners to ensure that systems can properly interface.

The primary equipment and electronic devices AEGON uses are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, AEGON has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond. This undertaking has been substantially completed for all operations.

AEGON is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

Since the Year 2000 computer problem and its resolution is complex and multifaceted, the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that systems or equipment addresses Year 2000 date data prior to the Year 2000). Even with appropriate and diligent pursuit of a well-conceived project, including testing procedures, there is no certainty that any company will achieve complete success. Notwithstanding the efforts or results of AEGON and the Funds, their ability to function unaffected to and through Year 2000 may be adversely affected by actions (or failures to act) of third parties beyond their knowledge or control.

The Funds also could be adversely affected if the issuers of securities held by the Funds do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems. To the extent that a Fund invests in foreign securities, it may be particularly susceptible to these Year 2000 problems. The Funds consider these factors when investing in securities.


General Information


Distribution Arrangements. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities.


-------------------------------------------------------------------------------
What are Distribution (12b-1) Fees?

Distribution fees, also called 12b-1 fees, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.
-------------------------------------------------------------------------------

Investment Structure. Each Fund (except for the Intermediate Bond and Select Equity Funds which invest directly in securities) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.


Brokerage Transactions. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.


Share Classes. Each of the Funds issues more than one class of shares. Each Fund issues Stephens Institutional Class shares and Stephens Premium Class shares. Each Fund other than the Intermediate Bond and Select Equity Funds also issues Diversified Class shares. Stephens Institutional Class shares are described in this prospectus. The other two classes of shares, Diversified Class shares and Stephens Premium Class shares, may have different expenses, which may affect the performance of those shares. Call the Distributor at (914) 697-8000 for more information.

Additional Performance Information

Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its yield and/or total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. The current yield for a Fund will be calculated by dividing net investment income per share during a recent 30-day period (7-day period for the Money Market Fund) by the net asset value per share on the last day of the period and annualizing the result. Total return refers to the change over a stated period in the value of an investment in a Fund, reflects any change in net asset value and is compounded to include the value of any shares purchased with dividends or capital gains declared during the period. Yield reflects only net income as of a stated time, while total return reflects all components of investment return over a stated period of time. For more information about the calculation of yield and total return, see the Statement of Additional Information.

Please note that the investment results of each Fund will fluctuate over time. All performance information is historical and should not be considered a representation of what an investment in the Funds may earn in the future.

Before the Funds and Portfolios commenced operations, the assets that were contributed to certain Portfolios were managed in Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New
York). The total return for each Fund (other than the High-Yield Bond and Equity Value Funds) for any period which includes a period prior to the contribution by the Pooled Separate Account will reflect the performance of the Pooled Separate Account. Pooled Separate Account performance will only be included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices and was managed in a manner that are in all material respects the same as for the applicable Fund. This Pooled Separate Account performance will be adjusted to reflect current Fund fees and expenses, after waivers and reimbursements. The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the Pooled Separate Accounts had been so registered, investment performance might have been adversely affected.

Historical performance information for periods prior to the establishment of the Stephens Institutional Class shares for a Fund (other than the Intermediate Bond and Select Equity Funds) will be that of the respective Diversified Class shares for that Fund and will be presented in accordance with the applicable interpretations of the Securities and Exchange Commission.

As of December 31, 1998, the average annual total returns for the Stephens Institutional Class shares of each of the following Funds, including the Pooled Separate Accounts referred to above, were as follows:


---------------------------------------------------------------------------------------------
                                                                                    For The
                                                                                    Period
                                         For The    For The   For The   For The      Since
                                           Year     3 Years   5 Years   10 Years   Inception
                              Inception   Ended      Ended     Ended     Ended      Through
                                Date    12/31/98   12/31/98   12/31/98  12/31/98   12/31/98

---------------------------------------------------------------------------------------------
Money Market                    11/78     5.01%      4.92%      4.74%     5.17%      7.52%
---------------------------------------------------------------------------------------------
Intermediate Bond               1/98      6.22%       --        --         --        6.22%
---------------------------------------------------------------------------------------------
High-Yield Bond                 8/95      2.14%      8.11%      --         --        8.87%
---------------------------------------------------------------------------------------------
Equity Value                    4/96     10.68%       --        --         --       15.67%
---------------------------------------------------------------------------------------------
Equity Growth                   3/93     36.54%     26.60%     20.20%      --       18.37%
---------------------------------------------------------------------------------------------
Special Equity                  1/86      4.11%     17.72%     18.21%    16.75%     15.78%
---------------------------------------------------------------------------------------------
Select Equity                   1/98      5.41%       --        --         --        5.41%
---------------------------------------------------------------------------------------------
International Equity           12/92     10.27%     11.11%     10.16%      --       13.50%
---------------------------------------------------------------------------------------------

See Appendix A for the past performance of the subadvisers to the High-Yield Bond Fund, Equity Value Fund and Equity Growth Fund with investment objectives, policies and restrictions substantially similar to each Fund and which have been managed in the same way that the underlying Portfolio in which each Fund invests is managed.

Financial Highlights


This table is intended to help you understand each Fund's performance and other financial information for the fiscal periods indicated. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose report is included in the Fund's annual report.

For the average shares outstanding for the year ended December 31, 1998, for:


                                                      Money        Equity           Equity          Special
                                                      Market       Value            Growth          Equity

Net asset value, beginning of period               $    10.00    $    10.00       $    10.00       $  10.00
                                                   ----------    ----------       ----------       --------

Income from investment operations:
  Net investment income                                  0.49          0.11            (0.01)         (0.02)
  Net realized and unrealized gains (losses) on          0.01          0.94             3.65           0.44
   investments.................................    ----------    ----------       ----------       --------
Total income from investment operations........          0.50          1.05             3.64           0.42
                                                   ----------    ----------       ----------       --------

Less: Dividends and distributions from:
 Net investment income.........................         (0.27)        (0.80)           (0.06)            --
 Net realized gain on investments..............            --         (0.09)           (0.23)            --
 Tax return of capital.........................            --            --               --          (0.08)
                                                   ----------    ----------       ----------       --------
Total dividends and distributions..............         (0.27)        (0.89)           (0.29)         (0.08)
                                                   ----------    ----------       ----------       --------
Net asset value, end of period.................    $    10.23   $     10.16       $    13.35      $   10.34
                                                   ==========   ===========       ==========       ========
Total return...................................          5.01%        10.68%           36.54%          4.11%
                                                   ==========   ===========       ==========       ========


Ratios/supplemental data:
Net assets end of period.......................    $8,810,497   $13,052,169       $5,004,424      $7,937,781
                                                   ==========   ===========       ==========      ==========
Ratio of expenses to average net assets*.......          1.67%         1.76%            2.19%           2.27%
Ratio of expenses to average net assets (net of
 reimbursement)*...............................          0.75%         1.10%            1.00%           1.20%
Ratio of net investment income to average net
 assets*.......................................          3.94%         0.38%           (1.30)%         (1.26)%
Ratio of net investment income to average net
 assets (net of reimbursement)*................          4.86%         1.04%           (0.11)%         (0.19)%




----------------
 * Annualized
** Less than one penny per share

For the average shares outstanding for the year ended December 31, 1998, for:



                                                                                   Stephens        Stephens
                                                      High       International    Intermediate      Select
                                                      Yield         Equity            Bond          Equity

Net asset value, beginning of period               $    10.00    $    10.00      $     10.00       $  10.00
                                                   ----------    ----------      -----------       --------

Income from investment operations:
  Net investment income                                  0.81          0.07             0.46           0.54
  Net realized and unrealized gains (losses) on         (0.60)         0.95             0.16           0.00
   investments.................................    ----------    ----------      -----------       --------
Total income from investment operations........          0.21          1.02             0.62           0.54
                                                   ----------    ----------      -----------       --------

Less: Dividends and distributions from:
 Net investment income.........................         (0.06)        (0.07)           (0.35)         (0.53)
 Net realized gain on investments..............            --         (0.09)              --             --
 Tax return of capital.........................            --         (0.06)           (0.00)**          --
                                                   ----------    ----------      -----------       --------
Total dividends and distributions..............         (0.06)        (0.22)           (0.35)         (0.53)
                                                   ----------    ----------      -----------       --------
Net asset value, end of period.................    $    10.15    $    10.80      $     10.27       $  10.01
                                                   ==========    ==========      ===========       ========
Total return...................................          2.14%        10.27%            6.22%          5.41%
                                                   ==========    ==========      ===========       ========


Ratios/supplemental data:
Net assets end of period.......................    $2,145,712    $6,386,429      $16,743,039      $   1,054
                                                   ==========    ==========      ===========       ========
Ratio of expenses to average net assets*.......          3.47%         2.40%            1.60%       3027.05%
Ratio of expenses to average net assets (net of
 reimbursement)*...............................          1.10%         1.25%            0.80%          0.85%
Ratio of net investment income to average net
 assets*.......................................          5.68%        (0.45)%           3.74%     (3,020.89)%
Ratio of net investment income to average net
 assets (net of reimbursement)*................          8.05%         0.70%            4.55%          5.31%



---------------
 * Annualized
** Less than one penny per share

                                                                     Appendix A


                     COMPOSITE PERFORMANCE OF SUBADVISERS


The following table sets forth the composite average annual total returns of all institutional private accounts and collective investment vehicles managed by the subadvisers to the High-Yield Bond Fund, Equity Value Fund and Equity Growth Fund, where the amounts and the investment vehicles have investment objectives, policies and restrictions substantially similar to the applicable Fund and have been managed in substantially the same way that the underlying Portfolio in which each Fund invests is managed. The data is provided to illustrate the past performances of the subadvisers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Funds. Investors should not consider this performance data as an indication of future performance of the Funds or the subadvisers. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds.

The institutional private accounts and collective investment vehicles that are included in the subadvisers' composites are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds or the Portfolios by the Investment Company Act of 1940 or the Internal Revenue Code. The performance results of the subadvisers' composites could have been adversely affected if the institutional private accounts and collective investment vehicles included in the composites had been regulated as investment companies under the federal securities law. The subadvisers' composites presented below are unaudited. The use of a methodology different from that used to calculate the performance data set forth below could result in different performance data.


The subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 1998.



-------------------------------------------------------------------------------------------
                                                                                    Since
                                        1 Year     3 Years   5 Years   10 Years   Inception
-------------------------------------------------------------------------------------------
Delaware Investment Advisers,
  Subadviser to High-Yield Bond Fund
-------------------------------------------------------------------------------------------
   Subadviser's composite(1).........   3.65%      8.19%     7.06%      9.19%      11.58%
-------------------------------------------------------------------------------------------
   Salomon Brothers High-Yield
   Market Index(2)...................   4.42%      9.40%     9.14%     10.68%       9.81%
-------------------------------------------------------------------------------------------
   Lipper High Current Yield Fund
   Index(3)..........................  -0.08%      8.50%     7.63%      9.52%      10.90%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Ark Asset Management Co., Inc.,
 Subadviser to Equity Value Fund
-------------------------------------------------------------------------------------------
  Subadviser's composite(4)..........  10.58%     18.56%    18.37%     16.57%       16.95%
-------------------------------------------------------------------------------------------
  Russell 1000 Value Index(5)........  15.63%     23.89%    20.85%     17.39%       17.46%
-------------------------------------------------------------------------------------------
  Lipper Growth Income Fund
  Index(6)...........................  13.58%     20.25%    17.82%     15.54%       15.46%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                                   Since
                                        1 Year     3 Years   5 Years    10 Years   Inception
-------------------------------------------------------------------------------------------
Dresdner RCM Global Investors LLC,
 Subadviser to Equity Growth Fund
-------------------------------------------------------------------------------------------
  Subadviser's composite(7)..........   46.21%     32.15%     25.56%    20.11%     18.21%
-------------------------------------------------------------------------------------------
  Russell 1000 Growth Index(8).......   38.71%     30.62%     25.70%    20.56%     22.84%
-------------------------------------------------------------------------------------------
  Lipper Growth Fund Index(9)........   25.69%     23.66%     19.82%    17.21%     15.71%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Montag & Caldwell Incorporated
 Subadviser to Equity Growth Fund
-------------------------------------------------------------------------------------------
  Subadviser's composite(10).........   28.60%     30.76%     25.13%    20.98%     19.13%
-------------------------------------------------------------------------------------------
  Russell 1000 Growth Index(8).......   38.71%     30.62%     25.70%    20.56%     22.84%
-------------------------------------------------------------------------------------------
  Lipper Growth Fund Index(9)........   25.69%     23.66%     19.82%    17.21%     15.71%
-------------------------------------------------------------------------------------------

     (1) Commencement of investment operations is January 1, 1980 for the subadviser's composite.


     (2) The Salomon Brothers High-Yield Market Index tracks the performance of below investment-grade corporate bonds issued in the United States. The index includes cashpay and deferred-interest bonds that are public, have a fixed coupon and are non convertible. To enter the index, bonds must also have $50 million or more in face value outstanding, one year or more left to maturity, and one high-yield rating by Moody's or Standard & Poor's. The index excludes bonds of bankrupt issuers.

     (3) The Lipper High Current Yield Fund Index tracks the net performance of mutual funds which, as determined by Lipper
Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "Aim at high (relative)
current yield from fixed income securities. No quality or maturity restrictions. Tend to invest in lower grade debt issues".


     (4) Commencement of investment operations is April 1, 1985 for the subadviser's composite.


     (5) The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest U.S. companies based on total market capitalization, which represents approximately 88% of the investable U.S. equity market.

     (6) The Lipper Growth Income Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical
Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which combines a growth of earnings orientation and an income requirement for level and/or rising dividends".


     (7) Commencement of investment operations is January 1, 1986 for the subadviser's composite.


     (8) The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell
3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).

     (9) The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical
Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".


     (10) Commencement of investment operations is January 1, 1986 for the subadviser's composite.


The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.


To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800) 643-9691, Ext. 4361.


The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.



SEC file number: 811-7674

                                                        Filed under Rule 497(c)
                                                File Nos. 33-61810 and 811-7674

Prospectus


                         THE DIVERSIFIED INVESTORS FUNDS GROUP

                        Diversified Investment Advisors, Inc.,
                                  investment adviser

                             STEPHENS PREMIUM CLASS SHARES


MONEY MARKET FUND
Diversified Investors Money Market Fund

BOND FUNDS
Stephens Intermediate Bond Fund
Diversified Investors High-Yield Bond Fund

STOCK FUNDS
Diversified Investors Equity Value Fund
Diversified Investors Equity Growth Fund
Diversified Investors Special Equity Fund
Stephens Select Equity Fund
Diversified Investors International Equity Fund










          This prospectus describes the Stephens Premium Class shares.
            Stephens Institutional Class shares are also available.


  The mutual funds described in this prospectus are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. No Fund by itself is a complete investment program.


                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
                   or passed upon the adequacy or accuracy of
                    this prospectus, and any representation
                    to the contrary is a criminal offense.



May 3, 1999

TABLE OF CONTENTS

The Funds at a Glance..................................................
        Money Market Fund..............................................
        Bond Funds.....................................................
        Stock Funds....................................................

Shareholder Services...................................................
        How to Reach the Funds.........................................
        How to Purchase Shares.........................................
        How the Price of Your Shares is Calculated.....................
        How to Sell Shares.............................................
        Shareholder Services and Policies..............................

Dividends and Distributions............................................

Tax Matters............................................................

Management.............................................................

More About the Funds...................................................
        Money Market Fund..............................................
        Bond Funds.....................................................
        Stock Funds....................................................
        Risks..........................................................

General Information....................................................

Additional Performance Information.....................................

Financial Highlights...................................................

Appendix A -- Composite Performance of Subadvisers.....................

THE FUNDS AT A GLANCE

-------------------------------------------------------------------------------
                                                              MONEY MARKET FUND
-------------------------------------------------------------------------------

DIVERSIFIED INVESTORS MONEY MARKET FUND


THIS SUMMARY BRIEFLY DESCRIBES THE MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.


FUND GOAL

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

MAIN INVESTMENT STRATEGIES


The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.


MAIN RISKS


The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.


   o The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments.

   o The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

   o If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital. Because the Fund emphasizes stability, it may be an appropriate component of a savings plan.

FUND PERFORMANCE


The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time. All information is for Stephens Premium Class shares of the Fund. Stephens Premium Class shares were first issued on January 2, 1998.

o   The bar chart shows the Fund's performance for the last calendar year.

o The tables show the Fund's best and worst quarters for the last year, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.



When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.


TOTAL RETURN
(per calendar year - Stephens Premium Class)
1998
[bar chart -- for calendar year 1998]
1998............4.79%



--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
--------------------------------------------------------
                                   Quarter Ending
--------------------------------------------------------
    Highest           1.20%       December 31, 1998
--------------------------------------------------------
     Lowest           1.15%         June 30 ,1998
--------------------------------------------------------

--------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998 - Stephens Premium Class)
--------------------------------------------------------
                Since Inception
                      January 2, 1998
------------------------------------
Money Market Fund
                       4.79%
------------------------------------
  Salomon Bros.
 3-Month T-Bill
      Index            5.05%
------------------------------------

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD STEPHENS PREMIUM CLASS SHARES OF THE MONEY MARKET FUND.


-------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                                      None
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends               None
-------------------------------------------------------------------------------
Redemption Fee                                                            None
-------------------------------------------------------------------------------
Exchange Fee                                                              None
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSEs (expenses that are deducted
from Fund assets) as a % of average net assets (1)
-------------------------------------------------------------------------------
Advisory Fee                                                              .25%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                 .25%
-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------
     Administrative Services Fee                                          .30%
-------------------------------------------------------------------------------
     Miscellaneous Expenses                                             41.03%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                    41.83%
-------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(2)                              40.88%
-------------------------------------------------------------------------------
NET EXPENSES                                                              .95%
-------------------------------------------------------------------------------



   1The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   2The Adviser has contractually agreed to reimburse certain of the Fund's expenses.


EXAMPLE


This example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:
   o  you invest $10,000 in the Fund for the time periods indicated; and
   o  you then sell all your shares at the end of those periods.

The example also assumes that:
   o  your investment has a 5% return each year; and
   o the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          ---------------------------------------------------------
              1 YEAR        3 YEARS       5 YEARS       10 YEARS
          ---------------------------------------------------------

               $97            $303          $525         $1,166
          ---------------------------------------------------------

-------------------------------------------------------------------------------
                                                                     BOND FUNDS
-------------------------------------------------------------------------------

STEPHENS INTERMEDIATE BOND FUND
DIVERSIFIED INVESTORS HIGH-YIELD BOND FUND


THIS SUMMARY BRIEFLY DESCRIBES THE BOND FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.


FUND GOALS


STEPHENS INTERMEDIATE BOND FUND         The Fund's goal is to generate a high level of current
                                        income consistent with a goal to preserve the value of its investors' investment.


HIGH-YIELD BOND FUND                    The Fund's goal is to provide a high level of current
                                        income.

MAIN INVESTMENT STRATEGIES


STEPHENS INTERMEDIATE BOND FUND

The Stephens Intermediate Bond Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests in a broad range of fixed income securities, including U.S. government obligations, foreign government debt securities (including securities issued by developing countries), and preferred stock and debt securities issued by U.S. and foreign companies. Under normal circumstances the Fund invests at least 65% of its assets in these securities.


The Fund's dollar-weighted average maturity generally does not exceed ten years under normal circumstances.


The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.


HIGH-YIELD BOND FUND


The High Yield Bond Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 65% of its assets in debt securities and preferred stock.


The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.


The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

MAIN RISKS


The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in a Fund.


     o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation.

     o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     o PREPAYMENT RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     o CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

     o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     o DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Bond Funds if you are seeking current income. Consider the INTERMEDIATE BOND FUND if you are seeking a higher level of current income than is generally available from a shorter-term bond fund and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the HIGH-YIELD BOND FUND if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.


FUND PERFORMANCE


The following bar charts and tables can help you evaluate the risks of investing in the Bond Funds, and how the Funds' returns have varied over time. All information is for Stephens Premium Class shares of the Funds. Stephens Premium Class shares were first issued on January 2, 1998.

o  The bar charts show the Funds' performance for the last calendar year.

o The tables show the Funds' best and worst quarters for the last year, and how the Funds' average annual returns for the periods indicated compare to that of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.



When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.


STEPHENS INTERMEDIATE BOND FUND

TOTAL RETURN
(per calendar year - Stephens Premium Class)
1998
[bar chart -- for calendar year 1998]
1998............6.08%


--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
--------------------------------------------------------
                                   Quarter Ending
--------------------------------------------------------
    Highest          4.84%       September 30, 1998
--------------------------------------------------------
     Lowest          -0.40%        March 31, 1998
--------------------------------------------------------

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998 - Stephens Premium Class)
--------------------------------------------------------
                                  Since Inception
                                  January 2, 1998
--------------------------------------------------------
Stephens Intermediate
     Bond  Fund                        6.08%
--------------------------------------------------------

Lehman Government
     Bond Index                            8.49%
--------------------------------------------------------

HIGH-YIELD BOND FUND


TOTAL RETURN
(per calendar year - Stephens Premium Class)
1998
[bar chart -- for calendar year 1998]
1998............1.85%


--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
--------------------------------------------------------
                                   Quarter Ending
--------------------------------------------------------
    Highest          3.90%         March 31, 1998
--------------------------------------------------------
     Lowest          -4.95%      September 30, 1998
--------------------------------------------------------

--------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998 - Stephens Premium Class)
--------------------------------------------------------
                 Since Inception
                     January 2, 1998
-------------------------------------
High-Yield
 Bond Fund             1.85%
-------------------------------------
 Salomon
Bros. High
Yield Cash
Pay Index
                       4.42%
-------------------------------------

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
STEPHENS PREMIUM CLASS SHARES OF THE BOND FUNDS.


---------------------------------------------------------------------------------------
                                                        STEPHENS
SHAREHOLDER FEES                                      INTERMEDIATE    HIGH-YIELD BOND
(fees paid directly from your investment)              BOND FUND            FUND
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases                                      None              None
---------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                      None              None
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                           None              None
---------------------------------------------------------------------------------------
Redemption Fee                                            None              None
---------------------------------------------------------------------------------------
Exchange Fee                                              None              None
---------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
as a % of average net assets
---------------------------------------------------------------------------------------
Advisory Fee                                              .10%               .55%
---------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 .25%               .25%
---------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------------------------------------------
    Administrative
       Services Fee                                       .30%               .30%
---------------------------------------------------------------------------------------
    Miscellaneous Expenses                               2.21%              7.68%
---------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                     2.86%              8.78%
---------------------------------------------------------------------------------------
Fee Waiver and/or Expense
Reimbursement (1)                                        1.96%              7.48%.
---------------------------------------------------------------------------------------
NET EXPENSES                                              .90%              1.30% (2)
---------------------------------------------------------------------------------------



   1 The Adviser has contractually agreed to reimburse certain of the Funds' expenses.
   2 The High-Yield Bond Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.


EXAMPLE


This example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:
   o  you invest $10,000 in a Fund for the time periods indicated; and
   o  you then sell all your shares at the end of those periods.

The example also assumes that:
   o  your investment has a 5% return each year; and
   o the Fund's operating expenses shown in the table above, after waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     ---------------------------------------------------------------------
                               STEPHENS
                             INTERMEDIATE            HIGH-YIELD
                               BOND FUND              BOND FUND
     ---------------------------------------------------------------------
        1 year                    $92                   $132
     ---------------------------------------------------------------------
        3 years                  $287                   $412
     ---------------------------------------------------------------------
        5 years                  $498                   $713
     ---------------------------------------------------------------------
       10 years                 $1,108                 $1,568
     ---------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                                    STOCK FUNDS
-------------------------------------------------------------------------------

DIVERSIFIED INVESTORS EQUITY VALUE FUND
DIVERSIFIED INVESTORs EQUITY GROWTH FUND
DIVERSIFIED INVESTORS SPECIAL EQUITY FUND
STEPHENS SELECT EQUITY FUND
DIVERSIFIED INVESTORS INTERNATIONAL EQUITY FUND


THIS SUMMARY BRIEFLY DESCRIBES THE STOCK FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.


FUND GOALS

EQUITY VALUE FUND                    The Fund's goal is to provide a high total
                                     investment return through investment
                                     primarily in a diversified portfolio of
                                     common stocks.

EQUITY GROWTH FUND                   The Fund's goal is to provide a high level
                                     of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

SPECIAL EQUITY FUND                  The Fund's goal is to provide a high level
                                     of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

SELECT EQUITY FUND                   The Fund's goal is to provide a high total
                                     return.

INTERNATIONAL EQUITY FUND            The Fund's goal is to provide a high level
                                     of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

MAIN INVESTMENT STRATEGIES

EQUITY VALUE FUND


The Equity Value Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in common stocks of companies which, in the opinion of the Fund's advisers, are trading at low valuations relative to market and/or historical levels. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.


EQUITY GROWTH FUND


The Equity Growth Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. The Fund uses multiple managers to control the volatility often associated with growth funds. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.


SPECIAL EQUITY FUND


The Special Equity Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $1 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

STEPHENS SELECT EQUITY FUND

The Stephens Select Equity Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in equity securities of U.S. corporations. Under normal circumstances, the Fund invests at least 65% of its assets in common stocks and other stocks with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Fund emphasizes securities listed on a securities exchange or traded in over-the-counter markets, and may invest in certain restricted or unlisted securities. The Fund may invest in small capitalization issuers. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.


INTERNATIONAL EQUITY FUND


The International Equity Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted. The Fund invests primarily in foreign securities. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed only in connection with hedging activities.

MAIN RISKS


The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in a Fund.


     o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than debt securities in response to market risk.

     o GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities.


     o VALUE INVESTING. The success of a value investing strategy depends largely on the skill of a Fund's advisers in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change, or because the advisers are incorrect in their determinations. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Equity Value Fund will be particularly susceptible to the risks of value investing.


     o SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments held by the Special Equity and Select Equity Funds are likely to be particularly susceptible to the risks of small cap companies.

     o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        The International Equity Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

     o DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection hedging activities. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

     o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     o CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Stock Funds if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. The Special Equity Fund emphasizes securities of small to medium size companies. As a result, the Special Equity Fund may be particularly volatile.


FUND PERFORMANCE


The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time. All information is for Stephens Premium Class shares of the Funds. Stephens Premium Class shares were first issued on January 2, 1998.

o   The bar charts show the Funds' performance over the last year.

o The tables show the Funds' best and worst quarters for the last year, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.



When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

EQUITY VALUE FUND


TOTAL RETURN
(per calendar year - Stephens Premium Class)
1998
[bar chart -- for calendar year 1998]
1998...........10.32%


--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)

--------------------------------------------------------
                                   Quarter Ending
--------------------------------------------------------
    Highest          11.90%        March 31, 1998
--------------------------------------------------------
     Lowest          -9.37%      September 30, 1998

--------------------------------------------------------

--------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998 - Stephens Premium Class)
--------------------------------------------------------
                        Since Inception
                        January 2, 1998
-------------------------------------
     Equity
   Value Fund         10.32%
-------------------------------------
 S&P 500 Index
                      28.75%
-------------------------------------
  Russell 1000
  Value Index         15.63%
-------------------------------------

EQUITY GROWTH FUND


TOTAL RETURN
(per calendar year - Stephens Premium Class)
1998
[bar chart -- for calendar year 1998]
1998...........36.20%


--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
--------------------------------------------------------
                                   Quarter Ending
--------------------------------------------------------
    Highest          29.71%       December 31, 1998
--------------------------------------------------------
     Lowest          -11.32%     September 30, 1998
--------------------------------------------------------

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998 - Stephens Premium Class)
--------------------------------------------------------
                 Since Inception
                 January 2, 1998
-----------------------------------
 Equity Growth
      Fund            36.20%
-----------------------------------
 S&P 500 Index
                      28.75%
-----------------------------------
  Russell 1000
  Growth Index        38.71%
-----------------------------------

SPECIAL EQUITY FUND


TOTAL RETURN
(per calendar year - Stephens Premium Class)
1998
[bar chart -- for calendar year 1998]
1998............3.95%


--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
--------------------------------------------------------
                                   Quarter Ending
--------------------------------------------------------
    Highest          20.87%       December 31, 1998
--------------------------------------------------------
     Lowest          -20.15%     September 30, 1998
--------------------------------------------------------

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998 - Stephens Premium Class)
--------------------------------------------------------
                  Since Inception
                        January 2, 1998
------------------------------------
 Special Equity
      Fund             3.95%
------------------------------------
 S&P 500 Index
                      28.75%
------------------------------------
  Russell 2000
     Index            -2.55%
------------------------------------

STEPHENS SELECT EQUITY FUND

TOTAL RETURN
(per calendar year - Stephens Premium Class)
1998
[bar chart -- for calendar year 1998]
1998............5.00%


--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
--------------------------------------------------------
                                   Quarter Ending
--------------------------------------------------------
    Highest           2.04%       December 31, 1998
--------------------------------------------------------
     Lowest           0.80%        March 31 ,1998
--------------------------------------------------------

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998 - Stephens Premium Class)
--------------------------------------------------------
                                  Since Inception
                                  January 2, 1998
--------------------------------------------------------
       Stephens
   Select Equity Fund               5.0%
--------------------------------------------------------
   Russell Mid-Cap
     Value Index                    5.08%
--------------------------------------------------------

INTERNATIONAL EQUITY FUND


TOTAL RETURN
(per calendar year - Stephens Premium Class)

1998
[bar chart -- for calendar year 1998]
1998...........10.11%


--------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
--------------------------------------------------------
                                   Quarter Ending
--------------------------------------------------------
    Highest          16.64%       December 31, 1998
--------------------------------------------------------
     Lowest         -16.75%      September 30, 1998
--------------------------------------------------------

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998 - Stephens Premium Class)
--------------------------------------------------------
                  Since Inception
                        January 2, 1998
-------------------------------------
 International
  Equity Fund         10.11%
-------------------------------------
   MSCI World
  EX-US Index        19.11%
-------------------------------------

FUND FEES AND EXPENSES


THE TABLES BELOW DESCRIBE THE FEES AND EXPeNSES THAT YOU MAY PAY IF YOU BUY AND
HOLD STEPHENS PREMIUM CLASS SHARES OF THE STOCK FUNDS.


---------------------------------------------------------------------------------------------------
                                                                       STEPHENS
SHAREHOLDER FEES (fees       EQUITY         EQUITY       SPECIAL        SELECT      INTERNATIONAL
paid directly from your      VALUE FUND  GROWTH FUND   EQUITY FUND   EQUITY FUND       EQUITY
investment)                                                                             FUND
---------------------------------------------------------------------------------------------------
Maximum Sales Charge            None         None          None          None           None
(Load) Imposed on
Purchases
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales          None         None          None          None           None
Charge (Load)
---------------------------------------------------------------------------------------------------
Maximum Sales Charge            None         None          None          None           None
(Load) Imposed on
Reinvested Dividends
---------------------------------------------------------------------------------------------------
Redemption Fee                  None         None          None          None           None
---------------------------------------------------------------------------------------------------
Exchange Fee                    None         None          None          None           None
---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (expenses that
are deducted from Fund
assets) as a % of average
net assets (1)
---------------------------------------------------------------------------------------------------
Advisory Fee                    .57%         .62%          .80%          .15%           .75%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees       .25%         .25%          .25%          .25%           .25%
---------------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------------------------------------------------------
    Administrative
       Services Fee             .30%         .30%          .30%          .30%           .30%
---------------------------------------------------------------------------------------------------
    Miscellaneous
   Expenses                    1.58%       11.87%         2.71%       .20%              2.87%
---------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             2.70%       13.04%         4.06%      3030.02%           4.17%
---------------------------------------------------------------------------------------------------
Fee Waivers/and or
Reimbursements (2)             1.35%       11.84%         3.02       3029.12%           2.72%
---------------------------------------------------------------------------------------------------
NET EXPENSES                   1.35%        1.20%         1.04           .90%           1.45%
---------------------------------------------------------------------------------------------------



   1Each Fund (except the Select Equity Fund) invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   2The Adviser has contractually agreed to reimburse certain of the Funds' expenses.

EXAMPLE


This example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:
   o  you invest $10,000 in a Fund for the time periods indicated; and
   o  you then sell all your shares at the end of those periods.

The example also assumes that:
   o  your investment has a 5% return each year; and
   o the Fund's operating expenses shown in the tables above, after waivers and reimbursements, remain the same.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------
                                                                  STEPHENS
                    EQUITY     EQUITY GROWTH      SPECIAL          SELECT      INTERNATIONAL
                  VALUE FUND        FUND        EQUITY FUND     EQUITY FUND     EQUITY FUND
----------------------------------------------------------------------------------------------
    1 year           $137           $122            $143            $92             $148
----------------------------------------------------------------------------------------------
    3 years          $428           $381            $443            $287            $459
----------------------------------------------------------------------------------------------
    5 years          $739           $660            $766            $498            $792
----------------------------------------------------------------------------------------------
   10 years         $1,624         $1,455          $1,680          $1,108          $1,735
----------------------------------------------------------------------------------------------



SHAREHOLDER SERVICES

This section describes how to do business with the Funds and shareholder services that are available.

-------------------------------------------------------------------------------
                                                         HOW TO REACH THE FUNDS
-------------------------------------------------------------------------------


BY TELEPHONE          Call toll free at (800) 643-9691, Ext. 4361

BY MAIL               Stephens Inc.
                      111 Center Street
                      Little Rock, AR  72201
                      Attention:  Stephens Capital Management


-------------------------------------------------------------------------------
                                                         HOW TO PURCHASE SHARES
-------------------------------------------------------------------------------

Stephens Premium Class shares are available only to investment clients of Stephens Inc.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) next calculated after your investment is received in good order and is accepted by the Distributor.

Initial and subsequent purchases may be made by check or wire transfer. There is no minimum initial or subsequent investment amount. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks should be made payable to Stephens Inc. and mailed to the address listed above under "How to Reach the Funds."

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within 15 days of such purchase, the redemption proceeds will be paid only when the check clears.


If you would like to purchase shares in a Fund by a wire transfer, please call Stephens Capital Management at (800) 643-9691, Ext. 4361 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to Stephens Capital Management at the address above.


Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

-------------------------------------------------------------------------------
                                     HOW THE PRICE OF YOUR SHARES IS CALCULATED
-------------------------------------------------------------------------------


Each Fund calculates its NAV every day that the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the Exchange, normally 4 p.m. Eastern time. No Fund calculates its NAV on days when the New York Stock Exchange is closed. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


-------------------------------------------------------------------------------
What is NAV?

NAV refers to a Fund's NET ASSET VALUE. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.
-------------------------------------------------------------------------------

Please note that trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund.

-------------------------------------------------------------------------------
                                                             HOW TO SELL SHARES
-------------------------------------------------------------------------------


On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares should be mailed to Stephens at the address listed above under "How to Reach the Funds."

At the Funds' discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

-------------------------------------------------------------------------------
                                              SHAREHOLDER SERVICES AND POLICIES
-------------------------------------------------------------------------------

EXCHANGES


On any business day you may exchange all or a portion of your Stephens Premium Class shares for Stephens Premium Class shares of any other available Fund. To make exchanges, please call the transfer desk of Stephens Capital Management at
(800) 643-9691, Ext. 4361. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.


REDEMPTION PROCEEDS

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES


To change the address on your account contact the transfer desk of Stephens Capital Management at (800) 643-9691, Ext. 4361 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES


To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact the transfer desk of Stephens Capital Management at (800) 643-9691, Ext. 4361.


STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.


Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record annually during the month of DECEMBER.


Each Fund distributes any net realized short-term and long-term capital gains to its shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.


TAXES OF DISTRIBUTIONS

If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, even if you reinvest the distributions in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

TAXES ON SALE OR EXCHANGES

If you are otherwise subject to federal income taxes, anytime you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


OTHER TAX MATTERS


This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.


Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.


Fund distributions will reduce a Fund's net asset value per share. As a result, if you are otherwise subject to federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

By law, each Fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information or are otherwise subject to "backup withholding". Funds may also be required to withhold a portion of any distributions and redemption proceeds otherwise due to shareholders who are not U.S.
citizens or residents.


Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

MANAGEMENT

-------------------------------------------------------------------------------
                                                             INVESTMENT ADVISER
-------------------------------------------------------------------------------


Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds in which the Funds invest. Diversified also advises the Intermediate Bond and Select Equity Funds. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Funds.


Diversified has selected subadvisers for each underlying mutual fund. Diversified provides general supervision of the subadvisers and also manages the assets of the Intermediate Bond and Select Equity Funds, subject in each case to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the underlying mutual funds and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below.

-------------------------------------------------------------------------------
                                                                    SUBADVISERS
-------------------------------------------------------------------------------


The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers. Except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.



MONEY MARKET FUND

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The address of Capital Management Group is 1740 Broadway, New York, New York 10019.

David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Fund since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

INTERMEDIATE BOND FUND
AND SELECT EQUITY FUND

Stephens Capital Management. Stephens Capital Management is a division of Stephens Inc., which is an indirect, wholly-owned subsidiary of Stephens Group, Inc. The Funds are the first registered investment companies for which Stephens Capital Management performs investment advisory functions. The principal business address of Stephens Capital Management is 111 Center Street, Little Rock, Arkansas 72201.


HIGH-YIELD BOND FUND

Delaware Investment Advisers. Delaware Investment Advisers is a series of Delaware Management Business Trust. Delaware is indirectly owned by Lincoln National Corp. Delaware and its predecessors have been registered investment advisers since 1952. The principal business address of Delaware Investment Advisers is 2005 Market Street, Philadelphia, Pennsylvania 19103.


EQUITY VALUE FUND

Ark Asset Management Co., Inc. Ark was formed in August of 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by Ark employees. Ark has been a registered investment adviser since 1989. The principal address of Ark is 125 Broad Street, New York, New York 10004.


EQUITY GROWTH FUND

Dresdner RCM Global Investors LLC
Montag & Caldwell Incorporated


Dresdner RCM Global Investors LLC was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM has been a registered investment adviser since 1972. The principal address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.



Montag & Caldwell Incorporated was established in 1945 and is owned by Alleghany Corporation. Montag & Caldwell has been a registered investment adviser since 1968. The principal address of Montag & Caldwell is 3343 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30326-1022.

SPECIAL EQUITY FUND

Goldman Sachs Asset Management
Pilgrim Baxter & Associates, Ltd.
RS Investment Management, L.P.
Westport Asset Management, Inc.

Goldman Sachs Asset Management is a separate operating division of Goldman, Sachs & Co., a worldwide investment banking firm, with numerous offices throughout the United States and globally. Goldman, Sachs & Co. acquired Liberty Investment Management, Inc., the predecessor firm, in January of 1997. Liberty had been a registered investment adviser since 1994. Liberty's predecessor, Eagle Asset Management, Inc., had been a registered investment adviser since 1984. The business address of the Goldman Sachs branch office responsible for managing the Fund is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607.

Herbert E. Ehlers, Managing Director, and Timothy G. Ebright, Portfolio Manager, have been responsible for the day-to-day management of the Special Equity Fund on behalf of Liberty, and now Goldman Sachs, since 1994. Mr. Ehlers and Mr. Ebright have been employed by Goldman Sachs since 1997. Before that, they were employed by Liberty Investment Management, Inc. or its predecessor, Eagle Asset Management, Inc., since 1980 and 1988, respectively.


Pilgrim Baxter & Associates, Ltd. was formed in 1995 and is owned by United Asset Management, Inc., a publicly-owned corporation. Pilgrim (or its predecessor) has been a registered investment adviser since 1982. The principal business address of Pilgrim is 825 Duportail Road, Wayne, Pennsylvania 19087.

Gary Pilgrim, Chief Executive Officer, has been responsible for the day-to-day management of the Special Equity Fund on behalf of Pilgrim since September 1998. He is a founding partner of Pilgrim and has been employed by Pilgrim since 1982.

RS Investment Management, L.P. RS was formed in 1999 and is indirectly owned by BankAmerica Corporation. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 555 California Street, San Francisco, California 94104

Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Special Equity Fund on behalf of Westport since 1994 and has been employed by Westport since 1983.

INTERNATIONAL EQUITY FUND

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc. Capital Guardian is a trust company regulated by the California Department of Financial Institutions. The principal address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

-------------------------------------------------------------------------------
                                                                  ADVISORY FEES
-------------------------------------------------------------------------------

For the fiscal year ended December 31, 1998, Diversified and the subadvisers received aggregate advisory fees (after waivers) equal to that percentage of each Fund's average daily net assets set forth in the table below.


    -------------------------------------------------------------------
     Money Market Fund                                         0.25%
    -------------------------------------------------------------------
     Intermediate Bond Fund                                    0.10%
    -------------------------------------------------------------------
     High-Yield Bond Fund                                      0.52%
    -------------------------------------------------------------------
     Equity Value Fund                                         0.56%
    -------------------------------------------------------------------
     Equity Growth Fund                                        0.62%
    -------------------------------------------------------------------
     Special Equity Fund                                       0.80%
    -------------------------------------------------------------------
     Select Equity Fund                                        0.15%
    -------------------------------------------------------------------
     International Equity Fund                                 0.75%
    -------------------------------------------------------------------



MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of each Fund's advisers, are most likely to be important in trying to achieve the Fund's investment goal. There can, of course, be no assurance that any Fund will achieve its investment goal. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval.

Please note that each Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information. Of course, the Fund's advisers may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

Each Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each Fund's historical portfolio turnover rate.


Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

-------------------------------------------------------------------------------
What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              MONEY MARKET FUND
-------------------------------------------------------------------------------

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund complies with industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.


The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.


If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.


The Fund's portfolio managers employ a "top down" approach when selecting securities for the Fund. This means that the portfolio managers look first at broad market factors, and, on the basis of those market factors, choose certain sectors or industries in which to invest. The managers then look at individual companies within those sectors or industries. The managers use the same top down approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the portfolio in securities with maturities of thirty to forty-five days.

-------------------------------------------------------------------------------
                                                                     BOND FUNDS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.
-------------------------------------------------------------------------------


The INTERMEDIATE BOND FUND invests in a broad range of fixed income securities, including U.S. government obligations, foreign government debt securities (including securities issued by developing countries), and preferred stock and debt securities issued by U.S. and foreign companies. Under normal circumstances the Fund invests at least 65% of its assets in these securities. The Fund's duration generally is between one and six years, and its dollar-weighted average maturity generally does not exceed ten years under normal circumstances. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality.


The portfolio managers of the Intermediate Bond Fund use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers then attempt to select securities that will enable the Fund to maintain a stable share price and at the same time to achieve a high level of income.

-------------------------------------------------------------------------------
What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.
-------------------------------------------------------------------------------

The HIGH-YIELD BOND FUND invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 65% of its assets in these securities.

The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower-rated debt securities usually are defined as securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's. See the Statement of Additional Information for more information on ratings.


Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

In selecting investments for the Fund, the Fund's advisers exclude securities that are in default or that pay interest in the form of additional debt securities. As a result, the Fund may be somewhat more conservative than certain other high-yield funds. The Fund is designed to outperform more aggressive high-yield funds in high-yield market downturns, and its performance may lag these funds in high-yield market upturns. Of course, it is possible that the Fund will not perform as expected.

The Fund may also invest in equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

                                     * * *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives solely for hedging purposes. These may include options, futures, swaps and forward currency contracts.

Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

-------------------------------------------------------------------------------
                                                                    STOCK FUNDS
-------------------------------------------------------------------------------

The EQUITY VALUE FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are trading at low valuations relative to market and/or historical levels. These stocks tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that the stock is less expensive than average relative to the company's earnings or book value, respectively. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.


The portfolio manager of the Equity Value Fund uses a "bottom up" value-oriented approach in selecting investments for the Fund. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goals.

-------------------------------------------------------------------------------
What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.
-------------------------------------------------------------------------------

The EQUITY GROWTH FUND invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. Under normal circumstances the Fund invests at least 65% of its assets in equity securities. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds.

-------------------------------------------------------------------------------
What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as computers and pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons.
-------------------------------------------------------------------------------

The SPECIAL EQUITY FUND invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $1 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund utilizes two growth-style managers and two value-oriented managers. The Fund is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor. Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.

The SELECT EQUITY FUND invests primarily in equity securities of U.S. corporations. Under normal circumstances, at least 65% of the Fund's assets are invested in common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Fund may invest in common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The Fund invests primarily in securities listed on a securities exchange or traded in over-the-counter markets, and may invest in certain restricted or unlisted securities. The Fund may invest in small capitalization companies. Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Select Equity Fund.

The portfolio managers of the EQUITY GROWTH FUND, SPECIAL EQUITY FUND and SELECT EQUITY FUND use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.


The INTERNATIONAL EQUITY FUND invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances the Fund invests at least 65% of its assets in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts solely for hedging purposes.


The portfolio managers of the International Equity Fund use a "bottom up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth. The managers blend their basic, fundamental approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.


                                     * * *

Each of the Stock Funds may use derivatives solely for hedging purposes. These may include options, futures, swaps and forward currency contracts.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds will use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

-------------------------------------------------------------------------------
                                                                          RISKS
-------------------------------------------------------------------------------

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may receive little or no return on your investment in the Funds. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a Fund investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.


VALUE INVESTING. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, Funds with a value orientation may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor.


SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held by the Special Equity Fund are likely to be particularly susceptible to the risks of small cap companies.

FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     o The International Equity Fund may invest in issuers located in emerging, or developing, markets.

        o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

        o All of the risks of investing in foreign securities are heightened by investing in developing countries.

        o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods.

PREPAYMENT RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.


CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.


DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities such as the following:

     o protecting against a decline in value of a Fund's current or anticipated securities holdings;

     o  as a substitute for buying or selling portfolio holdings; and

     o  seeking to generate income to offset expenses or increase return.

A hedge is designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.


YEAR 2000 RISK. The Funds could be adversely affected if the computer systems used by the Funds or their service providers are not programmed to accurately process information on or after January 1, 2000. Diversified's owner, AEGON, has adopted and has in place a Year 2000 Assessment and Planning Project to review and analyze its internal information technology and systems to determine if they are Year 2000 compatible and to assess Year 2000 issues relating to third parties with whom it has critical relationships. AEGON has tested and modified, where necessary, substantially all of its critical internal information technology systems. AEGON will continue to test non-critical systems throughout 1999. However, to mitigate the effect of outside influences upon the success of the project, AEGON has undertaken communications with its significant customers, suppliers and other third parties to determine their Year 2000 compatibility and readiness. AEGON has received written confirmation from several vendors regarding their Year 2000 status and continues to work with its business partners to ensure that systems can properly interface.

The primary equipment and electronic devices AEGON uses are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, AEGON has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond. This undertaking has been substantially completed for all operations.

AEGON is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.


Since the Year 2000 computer problem and its resolution is complex and multifaceted, the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that systems or equipment addresses Year 2000 date data prior to the Year 2000). Even with appropriate and diligent pursuit of a well-conceived project, including testing procedures, there is no certainty that any company will achieve complete success. Notwithstanding the efforts or results of AEGON and the Funds, their ability to function unaffected to and through Year 2000 may be adversely affected by actions (or failures to act) of third parties beyond their knowledge or control.


The Funds also could be adversely affected if the issuers of securities held by the Funds do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems. To the extent that a Fund invests in foreign securities, it may be particularly susceptible to these Year 2000 problems. The Funds consider these factors when investing in securities.


GENERAL INFORMATION


DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities.


-------------------------------------------------------------------------------
What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12B-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.
-------------------------------------------------------------------------------

INVESTMENT STRUCTURE. Each Fund (except for the Intermediate Bond and Select Equity Funds which invest directly in securities) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A

Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.


SHARE CLASSES. Each of the Funds issues more than one class of shares. Each Fund issues Stephens Premium Class shares and Stephens Institutional Class shares. Each Fund other than the Intermediate Bond and Select Equity Funds also issues Diversified Class shares. Stephens Premium Class shares are described in this prospectus. The other two classes of shares, Diversified Class shares and Stephens Institutional Class shares, may have different expenses, which may affect the performance of those shares. Call the Distributor at (914) 697-8000 for more information.

ADDITIONAL PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its yield and/or total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. The current yield for a Fund will be calculated by dividing net investment income per share during a recent 30-day period (7-day period for the Money Market Fund) by the net asset value per share on the last day of the period and annualizing the result. Total return refers to the change over a stated period in the value of an investment in a Fund, reflects any change in net asset value and is compounded to include the value of any shares purchased with dividends or capital gains declared during the period. Yield reflects only net income as of a stated time, while total return reflects all components of investment return over a stated period of time. For more information about the calculation of yield and total return, see the Statement of Additional Information.

Please note that the investment results of each Fund will fluctuate over time. All performance information is historical and should not be considered a representation of what an investment in the Funds may earn in the future.

Before the Funds and Portfolios commenced operations, the assets that were contributed to certain Portfolios were managed in Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New
York). The total return for each Fund (other than the High-Yield Bond and Equity Value Funds) for any period which includes a period prior to the contribution by the Pooled Separate Account will reflect the performance of the Pooled Separate Account. Pooled Separate Account performance will only be included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices and was managed in a manner that are in all material respects the same as for the applicable Fund. This Pooled Separate Account performance will be adjusted to reflect current Fund fees and expenses, after waivers and reimbursements. The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the Pooled Separate Accounts had been so registered, investment performance might have been adversely affected.

Historical performance information for periods prior to the establishment of the Stephens Premium Class shares for a Fund (other than the Intermediate Bond and Select Equity Funds) will be that of the respective Diversified Class shares for that Fund and will be presented in accordance with the applicable interpretations of the Securities and Exchange Commission.

As of December 31, 1998, the average annual total returns for the Stephens Premium Class shares of each of the following Funds, including the Pooled Separate Accounts referred to above, were as follows:


---------------------------------------------------------------------------------------------
                                                                                    FOR THE
                                                                                   PERIOD
                                         FOR THE    FOR THE   FOR THE    FOR THE     SINCE
                                           YEAR     3 YEARS   5 YEARS   10 YEARS   INCEPTION
                              INCEPTION   ENDED      ENDED     ENDED      ENDED     THROUGH
                                DATE    12/31/98   12/31/98   12/31/98  12/31/98   12/31/98

---------------------------------------------------------------------------------------------
MONEY MARKET                   11/78       4.79%      4.92%      4.74%     5.17%      7.52%
---------------------------------------------------------------------------------------------
INTERMEDIATE BOND               1/98       6.08%       --        --         --        6.08%
---------------------------------------------------------------------------------------------
HIGH-YIELD BOND                 8/95       1.85%      8.11%      --         --        8.87%
---------------------------------------------------------------------------------------------
EQUITY VALUE                    4/96      10.32%       --        --         --       15.67%
---------------------------------------------------------------------------------------------
EQUITY GROWTH                   3/93      36.20%     26.60%     20.20%      --       18.37%
---------------------------------------------------------------------------------------------
SPECIAL EQUITY                  1/86       3.95%     17.72%     18.21%    16.75%     15.78%
---------------------------------------------------------------------------------------------
SELECT EQUITY                   1/98     1 0.11%       --        --         --        5.00%
---------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY           12/92      10.47%     11.11%     10.16%      --       13.50%
---------------------------------------------------------------------------------------------


See Appendix A for the past performance of the subadvisers to the High-Yield Bond Fund, Equity Value Fund and Equity Growth Fund with investment objectives, policies and restrictions substantially similar to each Fund and which have been managed in the same way that the underlying Portfolio in which each Fund invests is managed.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand each Fund's performance and other financial information for the fiscal periods indicated. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and notes thereto, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose report is included in the Fund's annual report.




                                                     MONEY       EQUITY       EQUITY        SPECIAL
                                                     MARKET       VALUE       GROWTH        EQUITY

Net asset value, beginning of period............  $   10.00   $    10.00    $    10.00    $    10.00
                                                  ---------   ----------    ----------    ----------
Income from investment operations:
 Net investment income..........................       0.47         0.08         (0.04)        (0.04)
  Net realized and unrealized gains (losses) on
   investments..................................       0.01         0.93          3.64          0.42
                                                  ---------   ----------    ----------    ----------
Total income from investment operations.........       0.48         1.01          3.60          0.38
                                                  ---------   ----------    ----------    ----------
Less: Dividends and distributions from:
 Net investment income..........................      (0.14)       (0.97)        (0.03)           --
 Net realized gain on investments...............         --        (0.11)        (0.24)           --
 Tax return of capital..........................      (0.00)**       --            --         (0.30)
                                                  ---------   ----------    ----------    ----------
Total dividends and distributions...............      (0.14)       (1.08)        (0.27)        (0.30)
                                                  ---------   ----------    ----------    ----------
Net asset value, end of period..................  $   10.34   $     9.93    $    13.33    $    10.08
                                                  =========   ==========    ==========    ==========
Total return....................................       4.79%       10.32%        36.20%         3.95%
                                                  =========   ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period........................  $ 183,285   $2,771,720    $  238,696    $1,554,404
                                                  =========   ==========    ==========    ==========
Ratio of expenses to average net assets*........      41.83%       2.70%         13.04%        4.06%
Ratio of expenses to average net assets (net of
 reimbursement)*................................       0.95%       1.35%          1.20%        1.40%
Ratio of net investment income to average net
 assets*........................................     (36.29)%     (0.61)%       (12.19)%      (3.90)%
Ratio of net investment income to average net
 assets (net of reimbursement)*.................       4.59%       0.74%         (0.35)%      (0.43)%

----------
 * Annualized
** Less than one penny per share




                                                                INTER-        STEPHENS     STEPHENS
                                                     HIGH       NATIONAL    INTERMEDIATE    SELECT
                                                     YIELD        EQUITY        BOND        EQUITY

Net asset value, beginning of period............  $   10.00   $   10.00     $    10.00    $   10.00
                                                  ---------   ---------     ----------    ---------
Income from investment operations:
Net investment income...........................       0.86        0.06           0.45         0.50
  Net realized and unrealized gains (losses)
  on investments................................      (0.67)       0.95           0.16           --
                                                  ---------   ---------     ----------    ---------
Total income from investment operations.........       0.19        1.01           0.61         0.50
                                                  ---------   ---------     ----------    ---------
Less: Dividends and distributions from:
  Net investment income.........................      (0.06)      (0.07)         (0.46)       (0.50)
  Net realized gain on investments..............         --       (0.11)            --           --
  Tax return of capital.........................         --       (0.07)         (0.00)**        --
                                                  ---------   ---------     ----------    ---------
Total dividends and distributions...............      (0.06)      (0.25)         (0.46)       (0.50)
                                                  ---------   ---------     ----------    ---------
Net asset value, end of period..................  $   10.13   $   10.76     $    10.15    $   10.00
                                                  =========   =========     ==========    =========
Total return....................................       1.85%      10.11%          6.08%        5.00%
                                                  =========   =========     ==========    =========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period........................  $ 315,312  $1,405,830     $4,155,696    $   1,050
                                                  =========  ==========     ==========    ==========
Ratio of expenses to average net assets*........       8.78%       4.17%          2.86%     3030.02%
Ratio of expenses to average net assets (net
 of reimbursement)*.............................       1.30%       1.45%          0.90%        0.90%
Ratio of net investment income to average
  net assets*...................................       1.01%      (2.18)%         2.54%   (3,024.12)%
Ratio of net investment income to average
  net assets  (net of reimbursement)*...........       8.49%       0.54%          4.50%        5.00%

----------
 * Annualized
** Less than one penny per share

                                                                     APPENDIX A


                     COMPOSITE PERFORMANCE OF SUBADVISERS

The following table sets forth the composite average annual total returns of all institutional private accounts and collective investment vehicles managed by the subadvisers to the High-Yield Bond Fund, Equity Value Fund and Equity Growth Fund, where the amounts and investment vehicles have investment objectives, policies and restrictions substantially similar to the applicable Fund and have been managed in substantially the same way that the underlying Portfolio in which each Fund invests is managed. The data is provided to illustrate the past performances of the subadvisers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Funds. Investors should not consider this performance data as an indication of future performance of the Funds or the subadvisers. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds.

The institutional private accounts and collective investment vehicles that are included in the subadvisers' composites are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds or the Portfolios by the Investment Company Act of 1940 or the Internal Revenue Code. The performance results of the subadvisers' composites could have been adversely affected if the institutional private accounts and collective investment vehicles included in the composites had been regulated as investment companies under the federal securities law. The subadvisers' composites presented below are unaudited. The use of a methodology different from that used to calculate the performance data set forth below could result in different performance data.

The subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 1998.

--------------------------------------------------------------------------------------------
                                                                                 SINCE
                                      1 YEAR     3 YEARS   5 YEARS    10 YEARS   INCEPTION
--------------------------------------------------------------------------------------------
DELAWARE INVESTMENT ADVISERS,
 SUBADVISER TO HIGH-YIELD BOND FUND
--------------------------------------------------------------------------------------------
   SUBADVISER'S COMPOSITE(1)........   3.65%      8.19%     7.06%       9.19%      11.58%
--------------------------------------------------------------------------------------------
   SALOMON BROTHERS HIGH-YIELD
   MARKET INDEX(2)..................   4.42%      9.40%     9.14%      10.68%       9.81%
--------------------------------------------------------------------------------------------
   LIPPER HIGH CURRENT YIELD FUND
   INDEX(3).........................  -0.08%      8.50%     7.63%       9.52%      10.90%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
ARK ASSET MANAGEMENT CO., INC.,
 SUBADVISER TO EQUITY VALUE FUND
--------------------------------------------------------------------------------------------
   SUBADVISER'S COMPOSITE(4)........  10.58%     18.56%    18.37%      16.57%      16.95%
--------------------------------------------------------------------------------------------
   RUSSELL 1000 VALUE INDEX(5)......  15.63%     23.89%    20.85%      17.39%      17.46%
--------------------------------------------------------------------------------------------
   LIPPER GROWTH & INCOME FUND
   INDEX(6).........................  13.58%     20.25%    17.82%      15.54%      15.46%
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                                                                                    SINCE
                                       1 YEAR     3 YEARS    5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------------------
DRESDNER RCM GLOBAL INVESTORS LLC,
 SUBADVISER TO EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------
SUBADVISER'S COMPOSITE(7)...........    46.21%     32.15%     25.56%    20.11%     18.21%
--------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(8)........    38.71%     30.62%     25.70%    20.56%     22.84%
--------------------------------------------------------------------------------------------
LIPPER GROWTH FUND INDEX(9).........    25.69%     23.66%     19.82%    17.21%     15.71%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
MONTAG & CALDWELL INCORPORATED
 SUBADVISER TO EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------
SUBADVISER'S COMPOSITE(10)..........    28.60%     30.76%     25.13%    20.98%     19.13%
--------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(8)........    38.71%     30.62%     25.70%    20.56%     22.84%
--------------------------------------------------------------------------------------------
LIPPER GROWTH FUND INDEX (9)........    25.69%     23.66%     19.82%    17.21%     15.71%
--------------------------------------------------------------------------------------------

------------
(1) Commencement of investment operations is January 1, 1980 for the subadviser's composite.

(2) The Salomon Brothers High-Yield Market Index tracks the performance of below investment-grade corporate bonds issued in the United States. The index includes cashpay and deferred-interest bonds that are public, have a fixed coupon and are non convertible. To enter the index, bonds must also have $50 million or more in face value outstanding, one year or more left to maturity, and one high-yield rating by Moody's or Standard & Poor's. The index excludes bonds of bankrupt issuers.

(3) The Lipper High Current Yield Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "Aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions.
Tend to invest in lower grade debt issues".

(4) Commencement of investment operations is April 1, 1985 for the subadviser's composite.

(5) The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest U.S. companies based on total market capitalization, which represents approximately 88% of the investable U.S. equity market.

(6) The Lipper Growth Income Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which combines a growth of earnings orientation and an income requirement for level and/or rising dividends".

(7) Commencement of investment operations is January 1, 1986 for the subadviser's composite.

(8) The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).

(9) The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".

(10) Commencement of investment operations is January 1, 1986 for the subadviser's composite.

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.


To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800) 643-9691, Ext. 4361.


The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.





SEC file number:  811-7674

                                                        Filed under Rule 497(c)
                                                File Nos. 33-61810 and 811-7674


                     THE DIVERSIFIED INVESTORS FUNDS GROUP
             THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 3, 1999

Money Market Fund:     Diversified Investors Money Market Fund

Bond Funds:            Diversified Investors High Quality Bond Fund
                       Diversified Investors Intermediate Government Bond Fund
                       Stephens Intermediate Bond Fund
                       Diversified Investors Government/Corporate Bond Fund
                       Diversified Investors High-Yield Bond Fund

Balanced Fund:         Diversified Investors Balanced Fund

Stock Funds:           Diversified Investors Stock Index Fund
                       Diversified Investors Equity Income Fund
                       Diversified Investors Equity Value Fund
                       Diversified Investors Growth & Income Fund
                       Diversified Investors Equity Growth Fund
                       Diversified Investors Special Equity Fund
                       Stephens Select Equity Fund
                       Diversified Investors Aggressive Equity Fund
                       Diversified Investors International Equity Fund

Strategic Allocation
Funds:                 Short Horizon Strategic Allocation Fund
                       Short/Intermediate Horizon Strategic Allocation Fund Intermediate Horizon Strategic Allocation Fund Intermediate/Long Horizon Strategic Allocation Fund Long Horizon Strategic Allocation Fund


     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the separate Prospectuses dated May 3, 1999, as supplemented from time to time (each, a "Prospectus"), for each of the classes of shares of the Funds. This Statement of Additional Information should be read only in conjunction with a Prospectus, a copy of which may be obtained by an investor without charge. To obtain a Prospectus for Diversified Class shares, please contact Diversified Investors Securities Corp., the Funds' Distributor, at the address and telephone number listed on the next page. To obtain a Prospectus for Stephens Premium Class shares or Stephens Institutional Class shares, please contact the Transfer Desk of Stephens Capital Management at (800)926-0044.

     This Statement of Additional Information incorporates by reference the financial statements of the Funds. These financial statements can be found in the Funds' annual reports to shareholders, copies of which accompany this Statement of Additional Information.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     The Diversified Investors Funds Group
             The Diversified Investors Strategic Allocation Funds
                           Four Manhattanville Road
                           Purchase, New York 10577
                                 800-926-0044


     The Diversified Investors Funds Group is a Massachusetts business trust whose shares currently are divided into sixteen separate series of shares, or funds. The Diversified Investors Strategic Allocation Funds is a Massachusetts business trust whose shares currently are divided into five separate series of shares, or funds. This Statement of Additional Information relates to the shares of each Fund listed on the first page hereof.

     Shares of the Funds are divided into separate classes. Each Fund other than the Stephens Intermediate Bond Fund and Stephens Select Equity Fund issues Diversified Class shares. In addition, each of the Money Market, Intermediate Bond, HighYield Bond, Equity Value, Equity Growth, Special Equity, Select Equity and International Equity Funds also issues Stephens Premium Class shares and Stephens Institutional Class shares. For more information on classes of shares, see page 38 and the Prospectuses.


TABLE OF CONTENTS
                                                                                         PAGE

The Trusts..................................................................................1
Investment Objectives, Policies and Associated Risk Factors of the Funds....................2
Performance Information....................................................................28
Determination of Net Asset Value; Valuation of Securities .................................31
Management.................................................................................33
Investment Advisory Services...............................................................38
Custodian and Transfer Agent...............................................................47
Miscellaneous..............................................................................48
Taxation...................................................................................49
Distribution Plans.........................................................................52
Independent Accountants....................................................................54
Description of the Trusts; Fund Shares.....................................................54
Financial Statements.......................................................................55
Appendix A -- Description of Security Ratings..........................................App. A


                     THE DIVERSIFIED INVESTORS FUNDS GROUP
             THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                                  THE TRUSTS

     Each of The Diversified Investors Funds Group (the "Diversified
Investors Trust") and The Diversified Investors Strategic Allocation Funds (the "Strategic Allocation Trust" and, together with the Diversified Investors Trust, the "Trusts") is a diversified, openend management investment company. The Diversified Investors Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 23, 1993. Shares of the Diversified Investors Trust are divided into sixteen separate series described herein. The Strategic Allocation Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on January 5, 1996. Shares of the Strategic Allocation Trust are divided into five separate series described herein. Each of the Trusts may create additional series from time to time.

     Each of the Money Market, Bond (other than Stephens Intermediate Bond), Balanced and Stock (other than Stephens Select Equity) Funds seeks its investment objective by investing all of its assets in an underlying Portfolio having the same investment objectives and policies. All references in this Statement of Additional Information to one of these Funds include the Fund's underlying Portfolio, unless otherwise noted. The Stephens Intermediate Bond and Stephens Select Equity Funds seek their investment objectives by investing directly in securities pursuant to the investment strategies and techniques described herein and in the Prospectus for these Funds. Each of the Strategic Allocation Funds seeks its investment objective by investing in a combination of the Money Market, Bond and Stock Funds.

     Each of the Portfolios (except the S&P 500 Index Master Portfolio) is a series of Diversified Investors Portfolios. The S&P 500 Index Master Portfolio1 is a series of Master Investment Portfolio. Diversified Investors Portfolios and Master Investment Portfolio are referred to as the "Underlying Portfolio Trusts."

     Diversified Investment Advisors, Inc. ("Diversified") is the investment adviser of each Portfolio (except the S&P 500 Index Master Portfolio), the Stock Index Fund, each Strategic Allocation Fund and the Stephens Intermediate Bond and Stephens Select Equity Funds. Barclays Global Fund Advisors is the investment adviser of the S&P 500 Index Master Portfolio.

     Diversified delegates the daily management of each Portfolio of which it is the investment adviser and each of the Stephens Funds to one or more Subadvisers. Diversified supervises and monitors the Subadvisers. The Subadvisers are as follows:

--------

1 Standard & Poor's does not sponsor S&P 500 Index Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors or S&P 500 Index Portfolio. "Standard & Poor's(R)," "S&P 500(R)," and "Standard & Poor's 500(R)"are trademarks of The McGraw-Hill Companies, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in S&P 500 Index Master Portfolio.

         FUND OR PORTFOLIO                             SUBADVISER

Money Market Portfolio.......................    Capital Management Group
High Quality Bond Portfolio..................    Merganser Capital Management Corporation
Intermediate Government Bond Portfolio.......    Capital Management Group
Stephens Intermediate Bond Fund..............    Stephens Capital Management
Government/Corporate Bond Portfolio..........    Capital Management Group
HighYield Bond Portfolio.....................    Delaware Investment Advisers
Balanced Portfolio...........................    Aeltus Investment Management, Inc.
                                                 Payden & Rygel
Equity Value Portfolio.......................    Ark Asset Management Co., Inc.
Equity Income Portfolio......................    Asset Management Group
Growth & Income Portfolio....................    Putnam Advisory Company, Inc.
Equity Growth Portfolio......................    Dresdner RCM Global Investors, LLC
                                                 Montag & Caldwell Incorporated
Special Equity Portfolio.....................    Pilgrim Baxter & Associates, Ltd.
                                                 RS Investment Management, L.P.
                                                 Goldman Sachs Asset Management
                                                 Westport Asset Management, Inc.
Stephens Select Equity Fund..................    Stephens Capital Management
Aggressive Equity Portfolio..................    McKinley Capital Management, Inc.
International Equity Portfolio...............    Capital Guardian Trust Company

                      INVESTMENT OBJECTIVES, POLICIES AND
                            ASSOCIATED RISK FACTORS

                             INVESTMENT OBJECTIVES

     The investment objective of each Fund is described in the Prospectus for that Fund. There can, of course, be no assurance that a Fund will achieve its investment objective.

                              INVESTMENT POLICIES

     The following supplements the discussion of the various investment strategies and techniques employed by the Funds as set forth in the Prospectuses.

     The Stock Index Fund, while not prohibited from investing in the various types of securities described below or utilizing the investment techniques described below, will invest primarily in the stocks that make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), money market and other short-term instruments and S&P 500 Index futures.

BANK OBLIGATIONS

     Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other shortterm debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

     U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal bookentry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interestonly class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principalonly class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

     U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA passthrough certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the

Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Governmentsponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

     Commercial paper consists of shortterm (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     The Funds may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

          OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

          PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

          LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

     The Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Fund's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The applicable Subadviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Funds will not invest more than 15% (10% in the case of the Money Market and Stock Index Funds) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Fund's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Fund will not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Each Fund may invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities, including restricted securities that are illiquid.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the applicable Portfolio Trust's or Trust's Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Institutional trading in Rule 144A securities is relatively new and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

     A Fund also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund's investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less. The Fund will invest no more than 15% (10% in the case of the Money Market Fund) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreedupon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreedupon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreedupon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

     The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and brokerdealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or highgrade debt obligations having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

     The Funds may, together with other registered investment companies managed by the Funds' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES--ALL FUNDS

     The Funds may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in overthecounter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign brokerdealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be nonnegotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

     MONEY MARKET FUND

     The Money Market Fund may invest in the following foreign securities: (a) U.S. dollardenominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollardenominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollardenominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollardenominated shortterm bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollardenominated commercial paper of a foreign issuer); and (c) U.S. dollardenominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's Subadviser to be of comparable quality to the other obligations in which the Money Market Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     FUNDS OTHER THAN THE MONEY MARKET FUND

     Not more than 5% of a Fund's assets may be invested in closedend investment companies which primarily hold foreign securities. Investments in such companies entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

     American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

     The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Fund.

     Because some Funds may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are affected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

     Each Fund may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund's holdings denominated in the currency sold.

     Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     The Funds (other than the International Equity Fund) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Funds may do so when their Subadvisers determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in the Prospectus for the Fund may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

     Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or crosshedge its assets. Also, with regard to a Fund's use of crosshedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such crosshedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Forward commitments or purchases of securities on a whenissued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

     It is expected that, under normal circumstances, the Funds would take delivery of such securities. When a Fund commits to purchase a security on a "whenissued" or on a "forward delivery" basis, the Fund establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Funds expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the "whenissued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "whenissued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON OBLIGATIONS

     A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than nonzero coupon securities with similar maturity and credit qualities.

     A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCIES--
 FUNDS OTHER THAN THE MONEY MARKET FUND

     Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixedincome securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as longterm U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified passthrough mortgagebacked securities and threemonth U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     Purchases or sales of stock index futures contracts may be used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.

When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixedincome securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixedincome securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

     When a Fund enters into futures contracts, the Fund will establish a segregated account to cover the Fund's obligations with respect to such futures contracts. The assets in the account will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Funds, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Options on Futures Contracts. The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Fund, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Boards of Trustees of Diversified Investors Portfolios and the Trusts have adopted the requirement that futures contracts and options on futures contracts be used either (a) as a hedge without regard to any quantitative limitation, or (b) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (nonhedge) futures contracts of a Fund and premiums paid on outstanding (nonhedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the total assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by a Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Losses from the writing of call options are potentially unlimited. Accordingly, the Funds intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     The Funds may also write call options on foreign currencies that are not covered for crosshedging purposes. A call option on a foreign currency is for crosshedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Fund in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as marketmakers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded overthecounter. In an overthecounter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default.

Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the overthecounter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchangetraded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchangetraded options on foreign currencies involve certain risks not presented by the overthecounter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded overthecounter and involve liquidity and credit risks which may not be present in the case of exchangetraded currency options. A Fund's ability to terminate overthecounter options will be more limited than with exchangetraded options. It is also possible that brokerdealers participating in overthecounter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased overthecounter options and assets used to cover written overthecounter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

     The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES--FUNDS OTHER THAN THE MONEY MARKET FUND

     The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

     When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

     A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

     A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Funds may engage in overthecounter options transactions with brokerdealers who make markets in these options. The ability to terminate overthecounter option positions is more limited than with exchangetraded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that brokerdealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from brokerdealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of Diversified and the applicable Board of Trustees.

OPTIONS ON SECURITIES INDICES--FUNDS OTHER THAN THE MONEY MARKET FUND

     In addition to options on securities, the Funds may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Funds generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Funds' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX"--FUNDS OTHER THAN THE MONEY MARKET FUND

     In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified subcustodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

     The Funds will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a nonfundamental operating policy, it is not expected that more than 40% of a Fund's total assets would be involved in short sales against the box. The Funds do not currently intend to engage in such sales.

REAL ESTATE INVESTMENT TRUSTS

     Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

LOANS OF PORTFOLIO SECURITIES

     Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund's Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Fund enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Fund receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Fund could experience a loss. No Fund will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Fund are subject to termination at the Fund's or the borrower's option. A Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

INVESTMENTS IN WARRANTS

     The Stock Index Fund may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Stock Index fund may only purchase warrants on securities in which the Fund may invest directly.

TEMPORARY DEFENSIVE POSITIONS

     Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

     Each Fund may invest in instruments other than those listed previously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectuses is set forth in Appendix A.

        Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The "fundamental policies" of each Fund and each Portfolio may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and each Prospectus means, with respect to a Fund (or a Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio).

     Whenever a Money Market, Bond, Balanced or Stock Fund is requested to vote on a fundamental policy of a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Whenever a Strategic Allocation Fund is requested to vote on a fundamental policy of an underlying Fund, the Strategic Allocation Fund will vote its shares in proportion to the vote of all shares of the underlying Fund. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's or Portfolio's total assets or the value of a Fund's or Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

MONEY MARKET, BOND, BALANCED AND STOCK FUNDS AND PORTFOLIOS (OTHER THAN THE STOCK INDEX FUND AND THE S&P 500 INDEX MASTER PORTFOLIO)

     Fundamental Policies. As a matter of fundamental policy, no Money Market, Bond, Balanced or Stock Portfolio (or Money Market, Bond, Balanced or Stock Fund, except for the Stock Index Fund and the S&P 500 Index Master Portfolio) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an openend investment company with substantially the same investment objective as that Fund):

          (1) Borrow money or mortgage or hypothecate assets of the Portfolio
     (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

          (2) Underwrite securities issued by other persons except insofar as the Portfolio Trusts or the Portfolio (the Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

          (3) Make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of shortterm obligations or (c) by purchasing debt securities of types distributed publicly or privately.

          (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio Trust (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities).

          (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio (Money Market Fund) reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

          (6) Issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

     As a matter of fundamental policy, the Stock Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an openend investment company with the same or a similar investment objective as the Fund):

          (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund taken at market value. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

          (2) Underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

          (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loan not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

          (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

          (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction and except that this restriction shall not apply to any industry in which the S&P 500 Index (or any other index which the Fund selects to track its performance) becomes concentrated to the extent the Fund likewise becomes concentrated.

          (6) Issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

     Non-Fundamental Policies. Each Fund (other than the Stock Index Fund and the Stephens Intermediate Bond and Stephens Select Equity Funds) will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on
Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

     Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

     These policies may be changed by the Board of Trustees of Diversified Investors Portfolios or the Diversified Investors Trust.

STRATEGIC ALLOCATION FUNDS

     Fundamental Policies. As a matter of fundamental policy, each Strategic Allocation Fund may not:

     (1) borrow money, except each Fund may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

     (2) make loans, although the underlying Portfolios may purchase money market securities and enter into repurchase agreements;

     (3)  purchase securities on margin;

     (4) mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Fund's total assets, valued at market;

     (5)  purchase or sell real estate;

     (6)  issue senior securities (except permitted borrowings);

     (7)  effect short sales of securities; or

     (8) underwrite securities issued by other persons, except to the extent the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1993 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

     In addition, as a matter of fundamental policy, each Strategic Allocation Fund may engage in futures and options transactions through investments in the underlying Funds.

     Non-Fundamental Policies. Because of its investment objectives and policies, each Strategic Allocation Fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the Strategic Allocation Funds' investment programs set forth in the Prospectus, each Strategic Allocation Fund may invest more than 25% of its assets in certain of the Money Market, Bond and Stock Funds. However, each of the Funds in which each Strategic Allocation Fund will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Fund (through the Money Market Portfolio) reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

S&P 500 INDEX MASTER PORTFOLIO

     As a matter of fundamental policy, the S&P 500 Index Master Portfolio may not:

     (1) Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to such limitation.

     (2) Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

     (3) Invest in commodities, except that the Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     (4) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     (5) Borrow money, except to the extent permitted under the 1940 Act, except that the Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, the Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Portfolio.

     (6) Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and Master Investment Portfolio's Board of Trustees.

     (7) Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     (8) Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries and except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; and (ii) any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

     (9) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3 and 5 may be deemed to give rise to a senior security.

     (10) Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

     Non-fundamental Policies: The S&P 500 Index Master Portfolio may not as a matter of operating policy:

     (1) Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     (2) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     (3) Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Portfolio's offering documents.

     (4) Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing, if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

     (5) Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

     (6) Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     (7) Purchase or retain securities of any issuer if the officers or Trustees of Diversified Investors Trust, Master Investment Portfolio, or either Barclays or Diversified owning beneficially more than onehalf of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

     The non-fundamental policies (1) through (7) may be changed by the Board of Trustees of the Master Investment Portfolio at any time.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Fund if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

     A Fund's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions.

     BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

     Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Fund's Subadviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

     The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

Balanced Portfolio:
       Fiscal year ended December 31, 1996: $317,179
       Fiscal year ended December 31, 1997: $324,465
       Fiscal year ended December 31, 1998: $488,301

Equity Income Portfolio
       Fiscal year ended December 31, 1996: $565,943
       Fiscal year ended December 31, 1997: $659,256
       Fiscal year ended December 31, 1998: $855,733

Equity Value Portfolio
       Fiscal year ended December 31, 1996: $64,207
       Fiscal year ended December 31, 1997: $548,229
       Fiscal year ended December 31, 1998: $890,565

Growth & Income Portfolio
       Fiscal year ended December 31, 1996: $397,075
       Fiscal year ended December 31, 1997: $390,268
       Fiscal year ended December 31, 1998: $728,627

Equity Growth Portfolio
       Fiscal year ended December 31, 1996: $670,631
       Fiscal year ended December 31, 1997: $483,139
       Fiscal year ended December 31, 1998: $853,305

Special Equity Portfolio
       Fiscal year ended December 31, 1996: $678,431
       Fiscal year ended December 31, 1997: $1,017,376
       Fiscal year ended December 31, 1998: $1,495,526

Aggressive Equity Portfolio
       Fiscal year ended December 31, 1996: $15,490
       Fiscal year ended December 31, 1997: $48,943
       Fiscal year ended December 31, 1998: $114,263

International Equity Portfolio
       Fiscal year ended December 31, 1996: $211,629
       Fiscal year ended December 31, 1997: $295,967
       Fiscal year ended December 31, 1998: $414,060

                            PERFORMANCE INFORMATION

     Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its yield and/or total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. These performance figures are calculated in the following manner for each
Fund:

YIELD

MONEY MARKET FUND:

     For the Money Market Fund, yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical preexisting Money Market Fund account having a balance of one share of a class at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares of a class purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held by the Money Market Fund, portfolio maturity and operating expenses. An investor's principal in the Money Market Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the price per share of each class of the Money Market Fund is determined.

     From time to time, the Money Market Fund in its advertising and sales literature may refer to the growth of assets managed or administered by Diversified or the Fund's Subadviser over certain time periods.

     Comparative performance information may be used from time to time in advertising or marketing the shares of each class of the Money Market Fund, including data from Lipper Analytical Services, Inc., Morningstar, Inc., CDA and other publications.

     The annualized current seven-day yield of the Diversified Class shares of the Money Market Fund for the year ended December 31, 1998 was 5.00%. For the same period, the annualized effective seven-day yield, based upon dividends declared daily and reinvested monthly, of the Diversified Class shares of the Money Market Fund was 5.12%.

ALL OTHER FUNDS:

     The yield quotation of each class will be based on the annualized net investment income per share of the Class over a 30day period. The current yield for each class is calculated by dividing the net investment income per share of the class earned during the period by the net asset value per share of the class on the last day of that period. The resulting figure is then annualized.

Net investment income per share of a class is determined by dividing (i) the dividends and interest earned during the period attributable to a class, minus accrued expenses for the period attributable to a class, by (ii) the average number of shares of the class entitled to receive dividends during the period.

TOTAL RETURNS

     The total return of each class will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 in a class (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Funds may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

     Total returns calculated for any of the following Funds for any period which includes a period prior to the "reorganization date" will reflect the performance of the corresponding Pooled Separate Account. The "reorganization date" is the date on which the corresponding Pooled Separate Account of The MONY Group, Inc. ("MONY") (formerly known as The Mutual Life Insurance Company of New York) set forth below contributed all of its assets to the corresponding Portfolio of Diversified Investors Portfolios in which the corresponding Fund invests its assets:


FUND                                              MONY POOLED SEPARATE ACCOUNT

Money Market...................................   Pooled Account No. 4
High Quality Bond..............................   Pooled Account No. 15
Intermediate Government Bond...................   Pooled Account No. 10d
Government/Corporate Bond......................   Pooled Account No. 5
Balanced.......................................   Pooled Account No. 14
Equity Income..................................   Pooled Account No. 6
Growth & Income................................   Pooled Account No. 10a
Equity Growth..................................   Pooled Account No. 1
Special Equity.................................   Pooled Account No. 10b
International Equity...........................   Pooled Account No. 12

     Pooled Separate Account performance will only be included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices that are, and was managed in a manner that is, in all material respects the same as the applicable Fund. This Pooled Separate Account performance has been adjusted in a one-time recalculation to reflect fees, charges and expenses in effect at the time the Portfolios commenced operations. The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by that Act or the Code. If the Pooled Separate Accounts had been so registered under that Act, investment performance might have been adversely affected.

     Historical performance information for periods prior to the establishment of the Stephens Premium Class shares or Stephens Institutional Class shares for a Fund (other than the Stephens Intermediate Bond and Select Equity Funds) will be that of the respective Diversified Class shares for that Fund and will be presented in accordance with applicable SEC staff interpretations.

     Any yield or total return quotation provided for a class of shares of a Fund should not be considered as representative of the performance of that class of shares in the future since the net asset value of shares of the class will vary based not only on the type, quality and maturities of the securities held in the Fund or Portfolio(s), but also on changes in the current value of such securities and on changes in the expenses of the class of shares and of the Fund and corresponding Portfolio. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of a class to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

COMPARISON OF FUND PERFORMANCE

     Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning a Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

          Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

          Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

          Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

          Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

          Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

          Financial Times, Europe's business newspaper, which features from time to time articles on international or countryspecific funds.

          Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

          Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

          Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

          Investor's Daily, a daily newspaper that features financial, economic and business news.

          Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industrywide mutual fund averages by type of fund.

          Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

          New York Times, a nationally distributed newspaper which regularly covers financial news.

          Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

          Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

          Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

          U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

          Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

          Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

          Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

          World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

     The performance of the Strategic Allocation Funds may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Aggregate Bond Index, the Russell 1000 Value Index, the Russell 2000 Small Cap Index, the Salomon 90-Day Treasury Index, and the EAFE GDP Equity Index. When a Strategic Allocation Fund's performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

           DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Each Fund determines the net asset value of each class of its shares each day on which the New York Stock Exchange is open for trading. As a result, a Fund will normally determine the net asset value of its classes every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. This daily determination of net asset value is made as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., New York time, by dividing the total assets of a Fund attributable to a class less all of the liabilities attributable to that class, by the total number of shares of that class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.

     Trading in securities on most nonU.S. exchanges and overthecounter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of nonU.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Boards of Trustees of the Portfolio Trusts and the Trusts.

     Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than shortterm obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealersupplied valuations and electronic data processing techniques that take into account appropriate factors such as institutionalsize trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or overthecounter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Shortterm obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the applicable Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than shortterm obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Boards of Trustees of the applicable Trust or Portfolio Trust.

     Interest income on longterm obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on shortterm obligations is determined on the basis of interest and discount accrued less amortization of premium.

     Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, Diversified, under the supervision of the Board of Trustees of the applicable Trust or Portfolio Trust, in good faith, will establish a conversion rate for such currency.

     A determination of fair value used in calculating net asset value must be made in good faith utilizing procedures approved by the Boards of Trustees of the Trusts and the Portfolio Trusts. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Each investor in each Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

                                  MANAGEMENT

     Each Fund other than the Strategic Allocation Funds is supervised by the Board of Trustees of The Diversified Investors Funds Group. Each Strategic Allocation Fund is supervised by the Board of Trustees of The Diversified Investors Strategic Allocation Funds. Each Portfolio other than the S&P 500 Index Master Portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The S&P 500 Index Master Portfolio is supervised by the Board of Trustees of the Master Investment Portfolio.

     The respective Trustees and officers of each Trust and the Portfolio Trusts and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of a Trust or a Portfolio Trust, as the case may be. Unless otherwise indicated, the address of each Trustee and officer of the Trusts and Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577 and the address of each Trustee and officer of the Master Investment Portfolio is 111 Center Street, Little Rock, Arkansas 72201.

                            TRUSTEES OF EACH TRUST

Robert Lester Lindsay............   Retired.  Executive Vice President, The
                                    MONY Group, Inc. (f/k/a The Mutual Life
                                    Insurance Company of New York) (prior to
                                    July 1989); His address is Two Huguenot
                                    Center, Tenafly, New Jersey 076702520. Age:
                                    64.

Nikhil Malvania..................   Management Consultant and Principal,
                                    Redding Consultants (since 1999); Partner,
                                    DeanerMalvania Associates (1991 to 1999).
                                    Manager and Vice President, Strategic
                                    Planning Associates (prior to 1991). His address is 88 Perry Street, New York, New
                                    York 10014. Age: 47.

Mark Mullin*.....................   Vice President, Diversified (since April,
                                    1995). Portfolio Manager, AEGON Netherlands
                                    (April 1993 to March 1995). Age: 35.

Joyce Galpern Norden.............   Vice President, Institutional Advancement,
                                    Reconstructionist Rabbinical College (since
                                    September 1996). CoDirector, Woman's Health
                                    Clinical Research Program Medical Center,
                                    University of Pennsylvania (1993 -
                                    September 1995). Her address is 505 Redleaf
                                    Road, Wynnewood, Pennsylvania. Age: 59.

Tom A. Schlossberg*..............   President and Chief Executive Officer,
                                    Diversified (since December 1993).
                                    Executive Vice President and Head of
                                    Pension Operations, The MONY Group, Inc.
                                    (The Mutual Life Insurance Company of New
                                    York) (January 1993 to December 1993). Age:
                                    49.

                 TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS

     In addition to the Trustees below, Messrs. Schlossberg and Mullin serve as Trustees of Diversified Investors Portfolios.

Neal M. Jewell...................   Consultant (since 1995). Independent
                                    Trustee, EAI Select (a registered
                                    investment company) (since 1995); Executive
                                    Vice President (November 1991 to January
                                    1995), Director of Overseas Pensions
                                    (January 1990 to October 1991), American
                                    International Group Asset Management. His address is 355 Thornridge Drive, Stamford,
                                    Connecticut 06903. Age: 64.

Eugene M. Mannella...............   Executive Vice President, Investment
                                    Management Services, Inc. (since August
                                    1993). President, Brooks Asset Management
                                    LLC; President Arapahs Partners LLC; Senior
                                    Vice President, Lehman Brothers Inc. (May
                                    1986 to August 1993). His address is Two
                                    Orchard Neck Road, Center Moriches, New
                                    York 11934. Age: 45.

Patricia L. Sawyer...............   President and Executive Search Consultant,
                                    Smith & Sawyer LLC (since 1990). Her
                                    address is Smith & Sawyer LLC, P.O. Box
                                    8063, Vero Beach, Florida 32963. Age: 48.

          OFFICERS OF EACH TRUST AND DIVERSIFIED INVESTORS PORTFOLIOS

     Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board. Each other officer also holds the same position indicated with each Trust and Diversified Investors Portfolios.

Robert F. Colby..................   Secretary; Vice President and Chief
                                    Corporate Counsel, Mutual Life Insurance
                                    Company of New York (April 1993 to December
                                    1993); Vice President and General Counsel,
                                    Diversified (since November 1993); Vice
                                    President of Diversified Investors
                                    Securities Corp. ("DISC") (since November
                                    1993); Vice President and Assistant
                                    Secretary, AUSA Life Insurance Company,
                                    Inc. (since March, 1995). Age: 43.

Alfred C. Sylvain................   Treasurer; Vice President (since April
                                    1994), Treasurer and Assistant Secretary
                                    (since November 1993) of Diversified;
                                    Director (since February 1995) and
                                    Treasurer (since January 1994) of DISC.
                                    Age: 47.

John F. Hughes...................   Assistant Secretary; Vice President and
                                    Senior Counsel, Diversified (since November
                                    1993); Vice President, AUSA Life Insurance
                                    Company (since November, 1993) Assistant
                                    Secretary, DISC (since November 1993). Age:
                                    57.

     The Declaration of Trust of each Trust provides that each Trust will indemnify its Trustees and officers as described below under "Description of the Trusts; Fund Shares."

                 TRUSTEES OF THE MASTER INVESTMENT PORTFOLIOS

Jack S. Euphrat..................   Private Investor. His address is 415 Walsh
                                    Road, Atherton, California 94027. Age: 76.

R. Greg Feltus*..................   Senior Executive Vice President of Stephens
                                    Inc.; Manager of Financial Services Group;
                                    President of Stephens Insurance Services,
                                    Inc.; Senior Vice President of Stephens
                                    Sports Management Inc.; and President of
                                    Investors Brokerage Insurance, Inc. Age:
                                    47.

W. Rodney Hughes.................   Private Investor. His address is 31
                                    Dellwood Court, San Rafael, California
                                    94901. Age: 72.

                  OFFICERS OF THE MASTER INVESTMENT PORTFOLIO

     Mr. Feltus is President of the Master Investment Portfolio.

Richard H. Blank, Jr.............   Chief Operating Officer, Secretary and
                                    Treasurer of Master Investment Portfolios;
                                    Vice President of Stephens Inc.; Director of Stephens Sports Management Inc.; and
                                    Director of Capo Inc. Age: 42.

                                 COMPENSATION

     For the fiscal year ended December 31, 1998, the Trusts provided the following compensation to the Trustees.

-------------------------------------------------------------------------------------------------------------------
                                                                 PENSION OR
                              AGGREGATE        AGGREGATE         RETIREMENT                       COMPENSATION
                             COMPENSATION     COMPENSATION        BENEFITS        ESTIMATED      FROM THE TRUSTS
                               FROM THE         FROM THE       ACCRUED AS PART  ANNUAL BENEFITS     AND FUND
                              DIVERSIFIED       STRATEGIC         OF FUND           UPON         COMPLEX PAID TO
NAME OF PERSON, POSITION    INVESTORS TRUST  ALLOCATION TRUST     EXPENSES        RETIREMENT        TRUSTEES
-------------------------------------------------------------------------------------------------------------------
TOM A. SCHLOSSBERG
TRUSTEE                         None              None             None            None              None
-------------------------------------------------------------------------------------------------------------------
ROBERT L. LINDSAY
TRUSTEE                        $9,750            $3,250            None            None            $13,000
-------------------------------------------------------------------------------------------------------------------
NIKHIL MALVANIA
TRUSTEE                        $9,750            $3,250            None            None            $13,000
-------------------------------------------------------------------------------------------------------------------
MARK MULLIN
TRUSTEE                         None              None             None            None             None
-------------------------------------------------------------------------------------------------------------------
JOYCE GALPERN NORDEN
TRUSTEE                        $9,750            $3,250            None            None            $13,000
-------------------------------------------------------------------------------------------------------------------

     For the fiscal year ended December 31, 1998, Diversified Investors Portfolios provided the following compensation to its Trustees.

-------------------------------------------------------------------------------------------------------------
                            AGGREGATE
                           COMPENSATION         PENSION OR                                COMPENSATION
                         FROM DIVERSIFIED   RETIREMENT BENEFITS    ESTIMATED ANNUAL    FROM THE TRUSTS AND
                            INVESTORS        ACCRUED AS PART OF     BENEFITS UPON       FUND COMPLEX PAID
NAME OF PERSON,POSITION     PORTFOLIOS         FUND EXPENSES         RETIREMENT            TO TRUSTEES
-------------------------------------------------------------------------------------------------------------
TOM A. SCHLOSSBERG
TRUSTEE                       None                 None                 None                  None
-------------------------------------------------------------------------------------------------------------
NEAL M. JEWELL
TRUSTEE                      $9,750                None                $4,500               $14,250
-------------------------------------------------------------------------------------------------------------
EUGENE M. MANNELLA
TRUSTEE                      $9,750                None                $4,500               $14,250
-------------------------------------------------------------------------------------------------------------
MARK MULLIN
TRUSTEE                       None                 None                $3,250                $3,250
-------------------------------------------------------------------------------------------------------------
PATRICIA L. SAWYER
TRUSTEE                      $13,000               None                 None                $13,000
-------------------------------------------------------------------------------------------------------------

     For the fiscal year ended February 28, 1999, the Master Investment Portfolio provided the following compensation to its Trustees:

-------------------------------------------------------------------------------------------------------------
                              AGGREGATE          PENSION OR
                             COMPENSATION        RETIREMENT         ESTIMATED            COMPENSATION
                               FROM THE        BENEFITS ACCRUED   ANNUAL BENEFITS     FROM THE TRUSTS AND
                           MASTER INVESTMENT   AS PART OF FUND        UPON             FUND COMPLEX PAID
NAME OF PERSON, POSITION       PORTFOLIO          EXPENSES          RETIREMENT           TO TRUSTEES1
-------------------------------------------------------------------------------------------------------------
JACK S. EUPHRAT
TRUSTEE                        None               None                None                 $11,250
-------------------------------------------------------------------------------------------------------------
R. GREG FELTUS
TRUSTEE                        None               None                None                  None
-------------------------------------------------------------------------------------------------------------
THOMAS S. GOHO
TRUSTEE                        None               None                None                 $11,250
-------------------------------------------------------------------------------------------------------------
W. RODNEY HUGHES
TRUSTEE                        None               None                None                 $11,000
-------------------------------------------------------------------------------------------------------------
J. TUCKER MORSE
TRUSTEE                        None               None                None                 $11,000
-------------------------------------------------------------------------------------------------------------

-----------------------------

1. Master Investment Portfolio and Masterworks Funds Inc. are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Barclays Fund Complex"). Stagecoach Funds, Inc., Stagecoach Trust and Life & Annuity Trust together form a separate fund complex (the "Wells Fargo Fund Complex"). Each of the Trustees and the principal officer of the Master Investment Portfolio serves in the identical capacity as directors/trustees and/or officer of each registered open-ended management investment company in both the Barclays and Wells Fargo Fund Complexes. The Trustees are compensated by other companies and trusts within the fund complexes for their services as Directors/Trustees to such companies and trusts.

                        PRINCIPAL HOLDERS OF SECURITIES

     At March 31, 1999, the Trustees and officers of the Trusts and the Portfolio Trusts as a group held less than 1% of the outstanding shares of each class of each Fund. The following investors owned of record or beneficially more than 5% of the outstanding Diversified Class shares of the following Funds.

     At March 31, 1999, AUSA Life Insurance Company, Inc. ("AUSA"), Four Manhattanville Road, Purchase, New York 10577, and The MONY Group, Inc. ("MONY"), 1740 Broadway, New York, New York 10019, owned the following percentage interests of the outstanding beneficial interests of the Portfolios indicated (all such interests being held in separate accounts of AUSA and MONY, respectively):


                                                  AUSA           MONY
Money Market                                      23.15%        21.44%
High Quality Bond                                 46.97%        24.34%
Intermediate Government Bond                      43.86%        17.36%
Government/Corporate Bond                         28.33%        38.43%
HighYield Bond                                    30.20%        10.23%
Balanced                                          59.24%         1.78%
Equity Income                                     57.38%        24.58%
Equity Value                                      22.75%         5.07%
Growth & Income                                   46.85%         3.54%
Equity Growth                                     63.67%           ---

Special Equity                                    44.30%        19.63%
Aggressive Equity                                 38.01%           ---
International Equity                              38.19%        15.73%


     At March 31, 1999, all of the outstanding Stephens Premium Class shares and all of the outstanding Stephens Institutional Class shares were owned in nominee name by Stephens Inc., Special Custody Account for the Exclusive Benefit of Customers, 111 Center Street, Little Rock, Arkansas 72203.

     At March 31, 1999, the S&P 500 Stock Fund of Master Works Funds Inc., 111 Center Street, Little Rock, Arkansas 72201, owned approximately 66.5% of the outstanding voting securities of the S&P 500 Index Master Portfolio and could be considered a controlling person of the Portfolio for purposes of the 1940 Act. At March 31, 1999, Mass Mutual Indexed Equity Fund, 1295 State Street, Springfield, Massachusetts 01111, owned approximately 11.94% of the outstanding voting securities of the Portfolio.

                         INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISERS

     Diversified manages the assets of (a) each of the Stephens Intermediate Bond, Stock Index, Stephens Select Equity and Strategic Allocation Funds and
(b) each Portfolio (except the S&P 500 Index Master Portfolio), in each case pursuant to an Investment Advisory Agreement (the "Diversified Advisory Agreement") with the Trust or Diversified Investors Portfolios, as the case may be, with respect to each such Fund or Portfolio, and subject to the investment policies described herein and in the Prospectus for the Funds. Subject to such further policies as the Boards of Trustees of the Trusts and Diversified Investors Portfolios may determine, Diversified provides general investment advice to each such Fund and each Portfolio.

     Barclays Global Fund Advisors manages the assets of the S&P 500 Index Master Portfolio pursuant to an Investment Advisory Agreement with the Master Investment Portfolio (the "Barclays Advisory Agreement"). Subject to such further policies as the Board of Trustees of the Diversified Investors Trust may determine, Diversified provides general supervision of the Stock Index Fund's investment in the S&P 500 Index Master Portfolio.

     Barclays provides investment guidance and policy direction in connection with the management of the S&P 500 Index Master Portfolio's assets. As of December 31, 1998, Barclays and its affiliates provided advisory services for approximately $650 billion in assets.

     Barclays, Barclays Bank PLC, the indirect parent of Barclays, and their affiliates deal, trade and invest for their own account in the types of securities in which the S&P 500 Index Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the S&P 500 Index Master Portfolio.

     For the Stephens Intermediate Bond and Stephens Select Equity Funds and each Portfolio (except the S&P 500 Index Master Portfolio), Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with a Subadviser.

     The Diversified Advisory Agreement and each Subadvisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund or Portfolio when authorized either by majority vote of the investors in the Fund or Portfolio (with the vote of each being in proportion to its interest) or by a vote of a majority of the Board of Trustees of the Trust or Diversified Investors Portfolios, as the case may be, or by Diversified on not more than 60 days' nor less than 30 days' written notice, or by the applicable Subadviser or not less than 90 days' written notice, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor the Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund or Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Diversified Advisory Agreement and the Subadvisory Agreement, as the case may be. The Barclays Advisory Agreement is terminable without penalty on 60 days written notice by either party.

     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of Aegon N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

     Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre through postretirement. Diversified provides flexible, highquality services coupled with the employment of independent investment managers in an innovative investment structure.

     Diversified provides services with respect to $23 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for 500,000 participants and has 700 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.

     As experts in customizing retirement solutions, Diversified offers comprehensive programs of highquality investments and administrative services to defined benefit, defined contribution and notforprofit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.

     Subadvisers are selected from more than 4,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an onsite visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons" of Diversified Investors Portfolios. With respect to the Stephens Intermediate Bond and Stephens Select Equity Funds only, Diversified appointed Stephens Capital Management ("Stephens") as the Subadviser in the context of a broad strategic alliance with Stephens through which the Diversified Investors Trust makes available its Stephens Premium Class shares and Stephens

Institutional Class shares exclusively to customers of Stephens. Pursuant to the requirements of the 1940 Act, the selection of Stephens as the Subadviser to the Intermediate Bond and Select Equity Funds was approved by the Board of Trustees of the Diversified Investors Trust, including a majority of the Trustees who are not "interested persons" of the Diversified Investors Trust, and the initial shareholder of each of the Intermediate Bond and Select Equity Funds.

     Each Subadviser's performance on behalf of a Fund or Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of reenrolling participants or disrupting established plan administration.

     Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Before a Portfolio relies on the exemptive order, the Portfolio's investors must approve it.

     Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the backup manager selection, regression analysis and universe comparisons.

     A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "backup" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.

     Morrison and Foerster LLP, counsel to the Master Investment Portfolio, has advised the Master Investment Portfolio that Barclays and its affiliates may perform the services contemplated by the investment advisory agreement between Barclays and the Portfolio and the Prospectuses without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If Barclays were prohibited from performing any such services, it is expected that a new agreement would be proposed or entered into with another entity or entities qualified to perform such services.

SUBADVISERS

     The Subadvisers make the day-to-day investment decisions for the Portfolios (other than the S&P 500 Index Master Portfolio, which is advised by Barclays Global Fund Advisors) and for the Stephens Intermediate Bond and Stephens Select Equity Funds, subject in all cases to the general supervision of Diversified. The Subadvisers are listed below.

MONEY MARKET PORTFOLIO
INTERMEDIATE GOVERNMENT BOND PORTFOLIO
GOVERNMENT/CORPORATE BOND PORTFOLIO

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc.

HIGH QUALITY BOND PORTFOLIO

Merganser Capital Management Corporation. Merganser was formed in 1984 and is owned by certain of its employees.

STEPHENS INTERMEDIATE BOND FUND
STEPHENS SELECT EQUITY FUND

Stephens Capital Management. Stephens Capital Management is a division of Stephens Inc., which is an indirect, wholly-owned subsidiary of Stephens Group, Inc.

HIGH-YIELD BOND PORTFOLIO

Delaware Investment Advisers. Delaware Investment Advisers is a series of Delaware Management Business Trust. Delaware is indirectly owned by Lincoln National Corp.

BALANCED PORTFOLIO

Aeltus Investment Management, Inc.
Payden & Rygel

Aeltus Investment Management, Inc. Aeltus was formed in November of 1972 and is an indirect wholly-owned subsidiary of Aetna, Inc.

Payden & Rygel. Payden was formed in April of 1984 and is owned by Joan A. Payden, John P. Isaacson and Scott A. King

EQUITY INCOME PORTFOLIO

Asset Management Group. Asset Management Group is a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of The MONY Group, Inc.

EQUITY VALUE PORTFOLIO

Ark Asset Management Co., Inc. Ark was formed in August of 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by Ark employees.

GROWTH & INCOME PORTFOLIO

Putnam Advisory Company, Inc. Putnam was formed in 1937 and is owned by Marsh & McLennon Companies, Inc.

EQUITY GROWTH PORTFOLIO

Dresdner RCM Global Investors LLC
Montag & Caldwell Incorporated

Dresdner RCM Global Investors LLC was established in 1996, when Dresdner Bank AG acquired RCM Capital Management, LLC.

Montag & Caldwell Incorporated was established in 1945 and is owned by Alleghany Corporation.

SPECIAL EQUITY PORTFOLIO

Goldman Sachs Asset Management
Pilgrim Baxter & Associates, Ltd.
RS Investment Management, L.P.
Westport Asset Management, Inc.

Goldman Sachs Asset Management is a separate operating division of Goldman, Sachs & Co., a worldwide investment banking firm, with numerous offices throughout the United States and globally. Goldman, Sachs & Co. acquired Liberty Investment Management, Inc., the predecessor firm, in January of 1997. In the late spring or early summer of 1999, the Goldman Sachs Group, L.P., the holding company that controls Goldman, Sachs & Co., will pursue an initial public offering. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc.

Pilgrim Baxter & Associates, Ltd. was formed in 1995 and is owned by United Asset Management, Inc., a publicly-owned corporation.

RS Investment Management, L.P. was established in 1999 and is indirectly owned by BankAmerica Corporation.

Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees.

AGGRESSIVE EQUITY PORTFOLIO

McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam.

INTERNATIONAL EQUITY PORTFOLIO

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc.

ADVISORY FEES

     The Advisers' fees with respect to each Fund are described in the Prospectuses. Each of the Subadvisers is entitled to receive a fee from Diversified at an annual percentage of each Fund's average daily net assets. The rates are shown in the table below.


                                                               COMPENSATION     COMPENSATION
                                                                    (%)              (%)
        PORTFOLIO                     SUBADVISERS              TO ADVISER (1)   TO SUBADVISERS


  Money Market Portfolio        Capital Management Group            0.25             0.05

    High Quality Bond         Merganser Capital Management          0.35              (2)
        Portfolio                     Corporation

      Intermediate              Capital Management Group            0.35             0.15
    Government Bond
        Portfolio

  Government/Corporate          Capital Management Group            0.35             0.15
     Bond Portfolio

    High-Yield Bond           Delaware Investment Advisers          0.55              (3)
       Portfolio

   Balanced Portfolio        Aeltus Investment Management,          0.45              (5)
                                          Inc.
                                     Payden & Rygel                 (4)

 Equity Income Portfolio        Asset Management Group              0.45              (6)

  Equity Value Portfolio     Ark Asset Management Co., Inc.         0.57              (7)

   Growth & Income           Putnam Advisory Company, Inc.          0.60              (8)
       Portfolio

 Equity Growth Portfolio     Dresdner RCM Global Investors          0.62              (9)
                                          LLC
                                Montag & Caldwell, Inc.

 Special Equity Portfolio     Pilgrim Baxter & Associates,          0.80             0.50
                                         Ltd.
                                  Goldman Sachs Asset
                                      Management
                              RS Investment Management,
                                        L.P.
                              Westport Asset Management,
                                        Inc.

    Aggressive Equity         McKinley Capital Management,          0.97             (10)
        Portfolio                         Inc.

   International Equity          Capital Guardian Trust             0.75             (11)
         Portfolio                      Company

----------------------------------
(1) The Adviser is currently waiving a portion of its fees.

(2) 0.25% on the first $100,000,000 of average net assets of the High Quality Bond Portfolio and 0.15% on all assets in excess of $100,000,000.

(3) 0.40% on the first $20,000,000 of average net assets of the High-Yield Bond Portfolio, 0.30% on the next $20,000,000 in assets and 0.20% on assets in excess of $40,000,000.

(4) For Aeltus, 0.20% on the first $200,000,000 of average net assets, 0.15% on the next $300,000,000 of average net assets, 0.125% on the next $500,000,000 of average net assets, and 0.10% on all assets in excess of $1,000,000,000. For Payden & Rygel, 0.20% on the first $50,000,000 of average net assets, 0.15% on the next $50,000,000 of average net assets, and 0.10% on all assets in excess of $100,000,000.

(5) 0.35% on the first $50,000,000 of average net assets of the Balanced Portfolio, 0.30% on the next $50,000,000 in assets and 0.25% on assets in excess of $100,000,000.

(6) 0.25% on the first $100,000,000 of average net assets of the Equity Income Portfolio and 0.20% on assets in excess of $100,000,000.

(7) 0.45% on the first $100,000,000 of average net assets of the Equity Value Portfolio, 0.40% on the next $50,000,000 in assets and 0.35% on the next $50,000,000 in assets; when the Portfolio achieves $200,000,000 in assets, the rate shall be 0.40% on assets up to $200,000,000 and 0.35% on assets in excess of $200,000,000 so long as the Portfolio continues to have more than $200,000,000 in assets.

(8) 0.30% on the first $100,000,000 of average net assets of the Growth & Income Portfolio, 0.20% on assets in excess of $100,000,000.

(9) With respect to assets of the Equity Growth Portfolio allocated to each
    Subadviser: 0.50% on the first $50,000,000 of average net assets, 0.25% on the next $50,000,000 in assets and 0.20% on all assets in excess of $100,000,000.

(10)0.90% on the first $10,000,000 of average net assets of the Aggressive Equity Portfolio, 0.80% on the next $15,000,000 in assets, 0.60% on the next $25,000,000 in assets, 0.40% on the next $50,000,000 in assets and 0.35% on assets in excess of $100,000,000.

(11)0.75% on the first $25,000,000 of average net assets of the International Equity Portfolio, 0.60% on the next $25,000,000 in assets, 0.425% from $50,000,000 in assets to $250,000,000 in assets, and 0.375% on all assets in excess of $250,000,000.

     Diversified has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Portfolio to a specified level. Diversified also may contribute to the Portfolios from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

     For the fiscal year ended December 31, 1996, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

    PORTFOLIO                                   EARNED       WAIVED
    ---------                                   ------       ------
Money Market..........................       $ 445,832        $ 680
High Quality Bond....................          627,049           --
Intermediate Government Bond..........         340,989       27,685
Government/Corporate Bond.............       1,232,524           --
High-Yield Bond.......................          60,742       60,742
Balanced..............................         995,489           --
Equity Income.........................       3,895,211           --
Equity Value..........................          84,055       70,088
Growth & Income.......................       1,052,349       39,117
Equity Growth.........................       1,730,632        1,462
Special Equity........................       3,255,893       47,350
Aggressive Equity.....................          95,060       57,964
International Equity..................         799,760       69,256

     For the fiscal year ended December 31, 1997, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and Portfolios:

    PORTFOLIO                                   EARNED       WAIVED
    ---------                                   ------       ------
Money Market..........................       $ 553,205          $--
High Quality Bond.....................         707,143           --
Intermediate Government Bond..........         340,670       15,525
Government/Corporate Bond.............       1,174,374           --
High-Yield Bond.......................         182,367       46,946
Balanced..............................       1,547,690           --
Equity Income.........................       4,950,239           --
Equity Value..........................         882,508       56,044
Growth & Income.......................       1,679,535           --
Equity Growth.........................       2,405,212           --
Special Equity........................       4,986,640           --
Aggressive Equity.....................         182,991       61,577
International Equity..................       1,434,770       16,399
Short Horizon Strategic Allocation....           7,102           --
Intermediate Horizon Strategic
 Allocation...........................          26,257           --
Intermediate/Long Horizon
 Strategic Allocation.................          26,906           --

     For the fiscal year ended December 31, 1998, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and Portfolios:

    PORTFOLIO                                 EARNED        WAIVED
    ---------                                 ------        ------
Money Market..........................      $ 654,703        $  --
High Quality Bond.....................        753,726           --
Intermediate Government Bond..........        491,360        2,380
Intermediate Bond.....................         12,711       12,711
Government/Corporate Bond.............      1,606,383           --
Balanced..............................      2,065,391           --
Equity Income.........................      5,830,442           --
Equity Value..........................      2,104,570       42,746
Growth & Income.......................      3,258,008           --
Equity Growth.........................      3,276,416       11,336
Special Equity........................      6,306,553        5,925
Select Equity.........................         --              --
Aggressive Equity.....................        470,377       51,355
High-Yield Bond.......................        423,436       27,930
International Equity..................      2,029,625       30,764
Short Horizon Strategic Allocation....         18,752
Short/Intermediate Horizon Strategic..
 Allocation...........................          2,667          --
Intermediate Horizon Strategic
 Allocation...........................         77,416          --
Intermediate/Long Horizon
 Strategic Allocation.................         84,894          --
Long Horizon Strategic Allocation.....          7,044          --

                                 ADMINISTRATOR

     Diversified provides administrative services to the Funds (other than the Stock Index and Strategic Allocation Funds) under the Administrative Services and Transfer Agency Services Agreement with Diversified Investors Trust. These administrative services include regulatory reporting and the provision of office facilities, equipment and personnel. For these services Diversified receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of each Fund. Diversified acts as Administrator to the Strategic Allocation Funds, the Stock Index Fund and the Portfolios pursuant to the respective Advisory Agreements and receives no additional compensation for providing such administrative services.

     Each such agreement provides that Diversified may render services to others as administrator. In addition, each agreement terminates automatically if it is assigned and may be terminated without penalty, in the case of Diversified Investors Portfolios, by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest) or, in the case of a Trust, by majority vote of such Trust's shareholders, or by either party on not more than 60 days' nor less than 30 days' written notice. Each agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with administrative services provided to any Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

     The table below shows the total dollar amounts paid to Diversified during each of the past three fiscal years under the Administrative Services and Transfer Agency Services Agreement with Diversified Investors Trust for each Fund listed.

-------------------------------------------------------------------------------
                                   YEAR              YEAR              YEAR
                                   ENDED             ENDED             ENDED
                                  12/31/98          12/31/97          12/31/96
-------------------------------------------------------------------------------
MONEY MARKET                      127,340            46,057            4,041
-------------------------------------------------------------------------------
HIGH QUALITY BOND                  41,881            12,485              995
-------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND       47,617            10,766              702
-------------------------------------------------------------------------------
INTERMEDIATE BOND                  38,134             N/A                N/A
-------------------------------------------------------------------------------
GOVERNMENT/CORPORATE BOND         128,256            32,264            1,854
-------------------------------------------------------------------------------
BALANCED                          230,507            96,418            7,590
-------------------------------------------------------------------------------
EQUITY INCOME                     271,046           108,499            7,552
-------------------------------------------------------------------------------
EQUITY VALUE                      155,106            25,218              185
-------------------------------------------------------------------------------
GROWTH & INCOME                   352,106            89,771            5,720
-------------------------------------------------------------------------------
EQUITY GROWTH                     287,621           111,789            4,949
-------------------------------------------------------------------------------
SPECIAL EQUITY                    284,099           106,285            7,274
-------------------------------------------------------------------------------
SELECT EQUITY                       N/A               N/A               N/A
-------------------------------------------------------------------------------
AGGRESSIVE EQUITY                  57,689            11,835              169
-------------------------------------------------------------------------------
HIGH-YIELD BOND                    54,840            18,353              465
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY              149,103            52,034            1,546
-------------------------------------------------------------------------------

     Stephens Inc. located at 111 Center Street, Little Rock, Arkansas 72201, and Barclays Global Investors, N.A., located at 45 Fremont Street, San Francisco, CA 94105, serve as the S&P 500 Index Master Portfolio's co-administrators pursuant to a CoAdministration Agreement with the Portfolio. Under the CoAdministration Agreement, Stephens and Barclays Global Investors provide general supervision of the operations of the Portfolio, other than the provision of investment advice. The administrative services provided to the Portfolio also include coordination of the other services provided to the Portfolio, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and interest holder reports and general supervision of data compilation in connection with preparing periodic reports to the Portfolio's Board of Trustees and Officers. In addition, Stephens furnishes office space and certain facilities to conduct business, and compensates the Portfolio's trustees, officers and employees who are affiliated with Stephens. Stephens has delegated certain of its administrative duties to Investors Bank & Trust Company. Stephens and Barclays Global Investors will not be entitled to receive compensation for these services for so long as each receives compensation for providing coadministration services to a fund that invests in the Portfolio. Stephens also services as the placement agent of the Portfolio's shares.

                         CUSTODIAN AND TRANSFER AGENT

     Pursuant to the Administrative and Transfer Agency Services Agreement
(or the Advisory Agreement in the case of the Stock Index Fund) with the Diversified Investors Trust and the Advisory Agreement with the Strategic Allocation Trust, Diversified acts as transfer agent for each of the Funds (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of a Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Fund.

     Pursuant to Custodian Agreements, Investors Bank & Trust Company acts as the custodian of each Fund's and Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the cash and securities of each Fund and Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on the investments of each Fund and Portfolio, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Fund and Portfolio. Securities held by the Funds or Portfolios may be deposited into the Federal ReserveTreasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of the applicable Trust or the Portfolio Trusts, as the case may be. The Custodian does not determine the investment policies of the Funds or Portfolios or decide which securities the Funds or Portfolios will buy or sell. A Fund or Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trusts and the Portfolio Trusts.

                                 MISCELLANEOUS

STRATEGIC ALLIANCE AGREEMENT

     Diversified and Stephens have entered into a Strategic Alliance Agreement pursuant to which Diversified has agreed (subject to and consistent with its fiduciary and other responsibilities, including those under the Investment Company Act of 1940 and the Investment Advisers Act of 1940), among other things, to (a) recommend the establishment of the Stephens Institutional Class and the Stephens Premium Class of the Funds, (b) recommend the establishment of the Stephens Intermediate Bond and Select Equity Funds, and (c) provide services necessary to establish such Classes and Funds. Under the terms of the Agreement, Diversified would retain from all revenues attributable to the Stephens Institutional Class and the Stephens Premium Class of the Funds ("Gross Revenues") a fee equal to the following percentages of the average daily net assets attributable to the Stephens Institutional Class Shares and the Stephens Premium Class Shares of the Funds: 0.14% of the first $250 million in assets; 0.125% of the next $500 million in assets; 0.09% of the next $750 million in assets; 0.04% of the next $250 million in assets; 0.02% of the next $250 million in assets; and 0.01% of all assets over $2 billion. In addition, Diversified shall be entitled to pay (or be reimbursed) from Gross Revenues, fees and expenses attributable to ongoing registration and compliance regarding the shares of the Stephens Institutional Class and the Stephens Premium Class, including costs attributable to registration, custodial, accounting and legal services. All other Gross Revenues are to be retained by Stephens.

     Pursuant to the Strategic Alliance Agreement, Diversified has agreed (subject to and consistent with its fiduciary and other responsibilities, including those under the Investment Company Act of 1940 and the Investment Advisers Act of 1940) not to recommend that additional classes of shares of The Diversified Investors Funds Group be established if such shares would be available for sales through a competitor of Stephens in certain markets in which Stephens participates. The Agreement renews automatically each year for a one-year period unless terminated by any party upon written notice to the other party.

ADDITIONAL EXPENSES OF THE FUNDS

     In addition to amounts payable as described elsewhere in this Statement of Additional Information, each Fund is responsible for its own expenses, including the compensation of Trustees that are not affiliated with Diversified, any government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums. Each Fund is also responsible for its proportionate share of the expenses of the corresponding Portfolio, if any.

                                   TAXATION

TAXATION OF THE FUNDS AND PORTFOLIOS

     FEDERAL TAXATION OF THE FUNDS. Each Fund is treated as a separate entity for federal tax purposes. Each Fund has elected to be treated, and intends to qualify each year as a regulated investment company ("RIC") for federal income tax purposes by meeting all applicable requirements of Subchapter M of the Code, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition of the Fund's portfolio assets. provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Funds. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund will incur a regular corporate federal income tax upon its taxable income (thereby reducing the return realized by Fund shareholders) and Fund distributions would constitute ordinary corporate dividends when issued to shareholders. However, taxqualified retirement plans ("Plans") which hold the shares of a Fund on their participants' behalf would not, in that event, incur any income tax liability on such distributions provided such Plans remain exempt from federal income tax. Similarly, the Strategic Allocation Funds, as shareholders of the other Funds, would not necessarily incur any income tax liability on such distributions provided they continue to qualify as "registered investment companies" and distribute their net investment income and net capital gains to their shareholders in accordance with the timing requirements imposed by the Code. The failure of the underlying Funds to maintain their status as "regulated investment companies" may adversely affect the ability of the Strategic Allocation Funds to maintain their status as such, however.

     Withdrawals by a Fund from a Portfolio generally will not result in such Fund recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of a Fund's interest in its Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of a Fund's entire interest in the Portfolio Trusts and includes a disproportionate share of any unrealized receivables held by the Portfolio Trusts, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of a Fund's interest in the Portfolio Trusts generally equals the amount of cash and the basis of any property that the Fund invests in a Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

     FEDERAL TAXATION OF THE PORTFOLIOS. Under interpretations of the Internal Revenue Service (1) each Portfolio will be treated for federal income tax purposes as a partnership which is not a publicly traded partnership and (2) for purposes of determining whether a Fund satisfies requirements of Subchapter M of the Code, the Fund, if such Fund is an investor in a Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income attributable to that share. If the Portfolio Trusts are treated for tax purposes as a partnership as expected, none would be subject to federal income taxation. Instead, a Fund would take into account, in computing its federal income tax liability, its share of the Portfolio Trusts' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio Trusts. The Portfolio Trusts have advised the Funds that they intend to conduct the Portfolios' operations so as to enable investors which invest substantially all of their assets in the Portfolios, including the Funds, to satisfy those requirements.

     FOREIGN WITHHOLDING TAXES. Income received by a Fund or Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries; it is not expected that the Portfolios or the Funds will be able to "pass through" to the Fund shareholders subject to tax any foreign tax credits with respect to these taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries will vary.

     CERTAIN STATE TAXATION. The Trusts are organized as Massachusetts business trusts and, under current law, neither any Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a RIC for federal income tax purposes. Diversified Investors Portfolios is organized as a New York trust. Diversified Investors Portfolios is not subject to any income or franchise tax in the State of New York. The investment by certain Funds in a Portfolio does not cause that Fund to be liable for any income or franchise tax in the State of New York.

TAXATION OF SHAREHOLDERS

     TAXATION OF DISTRIBUTIONS. Plans which invest in any Fund generally will not be subject to tax liability on either distributions from a Fund or redemptions of shares of a Fund. Rather, participants are taxed when they take distributions from the underlying Plan in accordance with the rules under the Code governing the taxation of such distributions. Plans which are otherwise generally exempt from federal taxation of their income might nevertheless be taxed on distributions of the Fund, and any gain realized on redemption of Fund shares, where the Plan is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the Fund because, e.g., its acquisition of shares in the Fund was financed with debt.

     Individual and institutional investors, and Plans which for any reason prove not to be exempt from federal income taxation, will be subject to federal income tax on distributions received from the Fund irrespective of the fact that such distributions are reinvested in additional shares. Distributions to such investors, other than of net capital gains, will be taxable as ordinary income; distributions of net capital gains would be taxable to such investors as longterm capital gain without regard to the length of time they have held the shares in the Fund. Certain dividends declared in October, November or December of a calendar year and paid to an investor who is subject to tax on the distribution in January of the succeeding calendar year are taxable to such investor as if paid on December 31 of the year in which they were declared.

     Distributions to taxable investors may also be subject to state and local income taxes, although in that case distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest.

     DIVIDENDS-RECEIVED DEDUCTION. a portion of the dividends received from a Fund investing in corporate stocks of U.S. issuers (but none of that Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments.

     BUYING A DIVIDEND. Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a distribution, subject to tax in the case of investors otherwise subject to income taxation.

     SPECIAL CONSIDERATIONS FOR NON U.S. PERSONS. Distributions and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

     BACKUP WITHHOLDING. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable distributions and redemption proceeds paid to any shareholder (including a non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding applicable to Non U.S. Persons.

     DISPOSITION OF SHARES. Any gain or loss realized by a shareholder subject to federal income tax upon the sale or other disposition of shares of a Fund generally will be a capital gain or loss that will be longterm or shortterm depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange of a Fund's shares by such a shareholder will be disallowed to the extent the shares disposed of are replaced (including by shares acquired pursuant to reinvested distribution) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by such a shareholder on a disposition of a Fund's shares held for six months or less will be treated as a longterm capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

EFFECTS OF CERTAIN INVESTMENTS AND INVESTMENT POLICIES

     A Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders otherwise subject to taxation.

     CERTAIN DEBT INSTRUMENTS. Any investment in zero coupon securities, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     OPTIONS, ETC. A Fund's transactions in options, futures contracts and forward contracts and short sales "against the box" will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code. As a result, however, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.

     FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. The holding of foreign currencies for nonhedging purposes and investment by a Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments: In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The foregoing should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                              DISTRIBUTION PLANS

     The Diversified Investors Trust has adopted a separate Distribution Plan with respect to each class of shares of each of the Money Market, Bond, Balanced and Stock Funds (each a "Distribution Plan") in accordance with Rule 12b1 under the 1940 Act after having concluded that there is a reasonable likelihood that each Distribution Plan will benefit the Diversified Investors Trust, the class of shares of each Fund covered by that Distribution Plan, and the holders of shares of each such class. The Distribution Plans provide that the Distributor may receive a fee from each of the Money Market, Bond, Balanced and Stock Funds at an annual rate not to exceed 0.25% of the average daily net assets of such Fund attributable to Diversified Class shares, 0.25% of the average daily net assets of such Fund attributable to Stephens Premium Class shares, and 0.25% of the average daily net assets of such Fund attributable to Stephens Institutional Class shares, in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of such Fund, such as advertising expenses and the expenses of printing (excluding typesetting) and distributing Prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other distributionrelated expenses.

     Each Distribution Plan will continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Diversified Investors Trust's Trustees and a majority of the Diversified Investors Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Distribution Plan requires that at least quarterly the Diversified Investors Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Diversified Investors Trust's disinterested Trustees shall be committed to the discretion of the Trust's disinterested Trustees then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Diversified Investors Trust's Qualified Trustees or by vote of a majority of the outstanding voting securities of the applicable class of shares. Each

Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the applicable class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of such plan, agreement, or report, and for the first two years the Distributor will preserve such copies in an easily accessible place.

     As contemplated by each Distribution Plan, Diversified Investors Securities Corp. acts as the agent of each of the Money Market, Bond, Balanced and Stock Funds in connection with the offering of shares of such Funds pursuant to a separate Distribution Agreement with respect to each class of shares (each a "Distribution Agreement"). After the Prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the Prospectuses and periodic reports which are used in connection with the offering of shares of such Funds to prospective investors. Each Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement with respect to the class(es) of shares offered pursuant to that Prospectus.

     The table below shows the total dollar amounts paid to the Distributor during each of the last three fiscal years under the Distribution Agreement with respect to each class of shares of the Funds.

-----------------------------------------------------------------------------------------------
                                             YEAR               YEAR               YEAR
                                             ENDED              ENDED              ENDED
                                            12/31/98           12/31/97           12/31/96
-----------------------------------------------------------------------------------------------
MONEY MARKET
       DIVERSIFIED CLASS                     94,032             38,381             3,368
       STEPHENS PREMIUM CLASS                   141               --                 --
       STEPHENS INSTITUTIONAL CLASS          11,944               --                 --
-----------------------------------------------------------------------------------------------
HIGH QUALITY BOND
       DIVERSIFIED CLASS                     34,09              10,404               829
-----------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND
       DIVERSIFIED CLASS                     39,681              8,972               585
-----------------------------------------------------------------------------------------------
INTERMEDIATE BOND
       STEPHENS PREMIUM CLASS                 8,280               --                 --
       STEPHENS INSTITUTIONAL CLASS          23,499               --                 --
-----------------------------------------------------------------------------------------------
GOVERNMENT/CORPORATE BOND
       DIVERSIFIED CLASS                    106,880             26,886             1,545
-----------------------------------------------------------------------------------------------
BALANCED
       DIVERSIFIED CLASS                    192,089             80,348             6,325
-----------------------------------------------------------------------------------------------
EQUITY INCOME
       DIVERSIFIED CLASS                    225,871             90,416             6,293
-----------------------------------------------------------------------------------------------
EQUITY VALUE
       DIVERSIFIED CLASS                    101,902             21,105               154
       STEPHENS PREMIUM CLASS                 5,469               --                 --
       STEPHENS INSTITUTIONAL CLASS          21,884               --                 --
-----------------------------------------------------------------------------------------------
GROWTH & INCOME
       DIVERSIFIED CLASS                    293,422             74,809             4,767
-----------------------------------------------------------------------------------------------
EQUITY GROWTH
       DIVERSIFIED CLASS                    230,315             93,157             4,124
       STEPHENS PREMIUM CLASS                   506               --                 --
       STEPHENS INSTITUTIONAL CLASS           8,863               --                 --
-----------------------------------------------------------------------------------------------
SPECIAL EQUITY
       DIVERSIFIED CLASS                    223,254             88,571             6,061
       STEPHENS PREMIUM CLASS                 2,640               --                 --
       STEPHENS INSTITUTIONAL CLASS          10,855               --                 --
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
SELECT EQUITY
       STEPHENS PREMIUM CLASS                  --                 --                 --
       STEPHENS INSTITUTIONAL CLASS            --                 --                 --
-----------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY
       DIVERSIFIED CLASS                     48,074              9,862              141
-----------------------------------------------------------------------------------------------
HIGH-YIELD BOND
       DIVERSIFIED CLASS                     41,637             15,294              387
       STEPHENS PREMIUM CLASS                   811               --                 --
       STEPHENS INSTITUTIONAL CLASS           3,252               --                 --
-----------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
       DIVERSIFIED CLASS                    112,375             43,362             1,288
       STEPHENS PREMIUM CLASS                 2,570               --                 --
       STEPHENS INSTITUTIONAL CLASS           9,307               --                 --
-----------------------------------------------------------------------------------------------

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP serves as the Funds' and the Portfolios' (except for the S&P 500 Index Master Portfolio) independent accountants providing audit and accounting services including (a) audit of the annual financial statements, (b) assistance and consultation with respect to filings with the SEC and (c) preparation of annual income tax returns. KPMG Peat Marwick LLP is the independent accountant of the S&P 500 Index Master Portfolio.

                     DESCRIPTION OF THE TRUST; FUND SHARES

     The Diversified Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 23, 1993. The Strategic Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of January 5, 1996. The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series. Currently, the Diversified Investors Trust has sixteen active series and the Strategic Allocation Trust has five active series, although additional series may be established from time to time Each Trust may also establish classes of shares within each series at any time. Each share of a series represents an equal proportionate interest in that series with each other share of that series, except that due to varying expenses borne by different classes, distributions and net asset values may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. All consideration received by a Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto.

     Shares of each Trust entitle their holder to one vote per share; however, separate votes are taken by each class or series on matters affecting an individual class or series. For example, a change in the distribution fee applicable to a class would be voted only by shareholders of the class involved. Similarly, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Because the Trusts are Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances.

     The Declaration of Trust of each Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a particular Fund. The Declaration of Trust of each Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

                             FINANCIAL STATEMENTS

     The financial statements of The Diversified Investors Funds Group, The Diversified Investors Strategic Allocation Funds and Diversified Investors Portfolios as of December 31, 1998 have been filed with the Securities and Exchange Commission as part of the annual reports of The Diversified Investors Funds Group and The Diversified Investors Strategic Allocation Funds, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, and are hereby incorporated herein by reference from such reports. Copies of such reports will be provided without charge to each person receiving this Statement of Additional Information. The Stock Index Fund is newly organized and had no operations during 1998.

                                  APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

 Corporate and Municipal Bonds

     AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA--An obligation rated AA differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB--An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB--An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     Plus (+) or minus (-)--The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

 Commercial Paper, including Tax Exempt

     A1--A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2--A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3--A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


MOODY'S

 Corporate and Municipal Bonds

     AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 Commercial Paper

     PRIME-1--Issuers rated Prime1 (or supporting institutions) have a superior ability for repayment of senior shortterm debt obligations. Prime1 repayment ability will often be evidenced by many of the following characteristics:

     --   Leading market positions in well established industries.
     --   High rates of return on funds employed.
     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     --   Well-established access to a range of financial markets and assured sources of alternate liquidity.

Investment Adviser of certain Funds
 and the Portfolios, Administrator
  and Transfer Agent

Diversified Investment Advisors, Inc.
Four Manhattanville Road
Purchase, NY 10577

Investment Adviser of the S&P 500 Index Master Portfolio

Barclays Global Fund Advisors
45 Fremont Street
San Francisco, California 94105

Investment Subadvisers of the Funds

Stephens Intermediate Bond Fund
 and Stephens Select Equity Fund
 Stephens Capital Management
   111 Center Street
   Little Rock, Arkansas 72201

Investment Subadvisers of the Portfolios

Diversified Investors Money Market Fund,
Diversified Investors Intermediate Government
Bond Portfolio and Diversified Investors
Government/Corporate Bond Portfolio:
Capital Management Group
    1740 Broadway
    New York, NY 10019

Diversified Investors High Quality Bond Portfolio:
Merganser Capital Management Corporation
  One Cambridge Center
  Cambridge, MA 02142

Diversified Investors HighYield Bond Portfolio:
 Delaware Investment Advisers
  2005 Market Street
  Philadelphia, Pennsylvania 19103

Diversified Investors Balanced Portfolio:
 Aeltus Investment Management, Inc.
  10 State House Square
  Hartford, CT 06103-3602

 Payden & Rygel
  333 South Grand Avenue, 32nd Floor
  Los Angeles, CA 90071

Diversified Investors Equity Income Portfolio:
 Asset Management Group
  1740 Broadway
  New York, NY 10019

Diversified Investors Equity Value Portfolio:
 Ark Asset Management Co., Inc.
  125 Broad Street
  New York, NY 10041

Diversified Investors Growth & Income Portfolio:
 Putnam Advisory Company, Inc.
  One Post Office Square
  Boston, MA 02109

Diversified Investors Equity Growth Portfolio:
 Dresdner RCM Global Investors, LLC
  Four Embarcadero Center
  San Francisco, CA 94111

 Montag & Caldwell Incorporated
  3343 Peachtree Road, N.E., Suite 1100
  Atlanta, Georgia 30326

Diversified Investors Special Equity Portfolio:
 Pilgrim Baxter & Associates
  825 Duportail Road
  Wayne, PA 19087

 Goldman Sachs Asset Management
  2502 Rocky Point Drive
  Tampa, FL 33607

 Westport Asset Management, Inc.
  53 Riverside Avenue
  Westport, CT 06880

 RS Investment Management, L.P.
  555 California Street
  SanFrancisco, CA 94104

Diversified Investors Aggressive Equity Portfolio:
 McKinley Capital Management, Inc.
  3301 C Street
  Anchorage, AK 99503

Diversified Investors International Equity Portfolio:
 Capital Guardian Trust Company
  333 South Hope Street
  Los Angeles, CA 90071

Distributor

Diversified Investors Securities Corp.
 Four Manhattanville Road
 Purchase, NY 10577

Custodian

Investors Bank & Trust Company
 89 South Street
 Boston, MA 022051537

Independent Accountants

PricewaterhouseCoopers LLP
 1177 Avenue of the Americas
 New York, New York 10036

KPMG Peat Marwick LLP (Master Investment Portfolios only)
 3 Embarcadero Center
 San Francisco, California 94111